Prospectus  Feb. 2, 1998

Stein Roe Mutual Funds

Stein Roe Growth & Income Fund
Stein Roe Balanced Fund
Stein Roe Growth Stock Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund

     Growth & Income Fund* seeks to provide both growth of capital and current income.

     Balanced Fund* seeks long-term growth of capital and current income, consistent with reasonable investment risk.

     Growth Stock Fund* seeks long-term capital appreciation by investing in common stocks and other equity-type securities. This Fund is closed to purchases by new investors except for purchases by eligible investors as described under How to Purchase Shares.

     Growth Opportunities Fund seeks long-term capital appreciation. It invests in a diversified portfolio of common stocks of large, mid-sized, and small companies that, in the view of the Adviser, have the ability to generate and sustain earnings growth at an above-average rate.

     Special Fund* seeks capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies.

     Special Venture Fund* seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. The Fund emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation.

     Capital Opportunities Fund seeks long-term capital appreciation by investing in aggressive growth companies.

*Growth & Income Fund, Balanced Fund, Growth Stock Fund, Special Fund, and Special Venture Fund each seek to achieve their respective objectives by investing all of its net investable assets in a corresponding Portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as the Fund. The investment experience of each Fund will correspond to its respective Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.)

     Each Fund is a "no-load" fund. There are no sales or redemption charges, and the Funds have no 12b-1 plans. The Funds are series of the Stein Roe Investment Trust and the Portfolios are series of SR&F Base Trust. Each Trust is an open-end management investment company.

     This prospectus contains information you should know before investing in the Funds. Please read it carefully and retain it for future reference.

     A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. That information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC is available at the SEC's website, www.sec.gov. This prospectus is also available electronically by using Stein Roe's Internet address: www.steinroe.com. You can get a free paper copy of the prospectus, the Statement of Additional Information, and the most recent financial statements by calling 800-338-2550 or by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                     Page

Summary ...............................3
Fee Table............................. 6
Financial Highlights.................. 7
The Funds............................ 16
Investment Policies.................. 17
   Growth & Income Fund...............17
   Balanced Fund......................17
   Growth Stock Fund..................17
   Growth Opportunities Fund..........17
   Special Fund.......................18
   Special Venture Fund...............19
   Capital Opportunities Fund.........19
Portfolio Investments and Strategies..20
Investment Restrictions.............. 23
Risks and Investment Considerations...24
How to Purchase Shares................25
   Growth Stock Fund Accounts.........26
   By Check...........................26
   By Wire............................27
   By Electronic Transfer............ 27
   By Exchange....................... 27
   Conditions of Purchase............ 28
   Purchases Through Third Parties....28
   Purchase Price and Effective Date. 28
How to Redeem Shares................. 29
   By Written Request................ 29
   By Exchange....................... 29
   Special Redemption Privileges..... 30
   General Redemption Policies....... 31
Shareholder Services................. 33
Net Asset Value...................... 35
Distributions and Income Taxes....... 35
Investment Return.................... 37
Management............................37
Organization and Description of
   Shares.............................41
Master Fund/Feeder Fund: Structure and
   Risk Factors.......................42
Certificate of Authorization..........45


SUMMARY

The mutual funds described in this prospectus are series of the Stein Roe Investment Trust ("Investment Trust"), an open-end management investment company. Each Fund is a "no-load" fund. There are no sales or redemption charges. (See The Funds and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of the Funds are not qualified for sale.

Investment Objectives and Policies. Each Fund other than Growth Opportunities Fund and Capital Opportunities Fund has converted to the master fund/feeder fund structure, under which it seeks to achieve its objective by investing all of its net investable assets in a corresponding Portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as the Fund.


Growth & Income Fund seeks to provide both growth of capital and current income. It is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income. Growth & Income Portfolio, in which Growth & Income Fund invests, invests primarily in well-established companies whose common stocks are believed to have both the potential to appreciate in value and to pay dividends to shareholders.

Balanced Fund seeks long-term growth of capital and current income, consistent with reasonable investment risk. Balanced Portfolio, in which Balanced Fund invests, allocates its investments among equities, debt securities, and cash. The portfolio manager determines those allocations based on the views of the Adviser's investment strategists regarding economic, market, and other factors relative to investment opportunities.

Growth Stock Fund seeks long-term capital appreciation. Growth Stock Portfolio, in which Growth Stock Fund invests, normally invests at least 65% of its total assets in common stocks and other equity-type securities that the Adviser believes to have long-term appreciation possibilities.

Growth Opportunities Fund seeks long-term capital appreciation. Growth Opportunities Fund invests in a diversified portfolio of common stocks of large, mid-sized, and small companies that, in the view of the Adviser, have the ability to generate and sustain earnings growth at an above-average rate. Growth Opportunities Fund's investments include securities of both established companies that the Adviser believes have appreciation potential and emerging companies. Investment in established companies tends to moderate the investment risks associated with investments in emerging, generally smaller companies. Growth Opportunities Fund invests a portion of its assets in the securities of small and mid-sized companies. These companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also may involve greater risks. Securities of smaller companies may be subject to greater price volatility and tend to be less liquid than securities of larger companies. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them more susceptible to market pressure, and may have a smaller public market for their shares. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community.

Growth Opportunities Fund seeks to make investment decisions based on a long-term growth philosophy; that is, it generally makes investment decisions on the basis of an individual company's ability to generate and sustain earnings growth over the long term, rather than on the basis of the near-term growth prospects of a particular company or economic sector.

Special Fund seeks capital appreciation. Special Portfolio, in which Special Fund invests, places particular emphasis on securities that are considered to have limited downside risk relative to their potential for above-average growth--including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong, or run by well-respected managers. Its investments may include securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies; securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities.

Special Venture Fund seeks long-term capital appreciation. Special Venture Portfolio, in which Special Venture Fund invests, invests primarily in a diversified portfolio of equity securities of entrepreneurially managed companies that the Adviser believes represent special opportunities. It emphasizes investments in financially strong small and medium-sized companies, based principally on appraisal of their management and stock valuations.

Capital Opportunities Fund seeks long-term capital appreciation by investing in aggressive growth companies. An aggressive growth company, in general, is one that appears to have the ability to increase its earnings at an above-average rate. These may include securities of smaller emerging companies as well as securities of well-seasoned companies of any size that offer strong earnings growth potential. Such companies may benefit from new products or services, technological developments, or changes in management.

     There can be no guarantee that the Funds or the Portfolios will achieve their investment objectives. Please see Investment
Policies and Portfolio Investments and Strategies for further information.

Investment Risks. Growth & Income Fund is designed for long-term investors who desire to participate in the stock market with moderate investment risk while seeking to limit market volatility. Balanced Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in securities. Growth Stock Fund and Special Fund are designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. Growth Opportunities Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation by investing in a diversified portfolio of common stocks of large, mid-sized and small companies. Special Venture Fund is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Capital Opportunities Fund is an aggressive growth fund and is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in common stocks.

     Since the Funds and the Portfolios may invest in foreign securities, investors should understand and carefully consider the risks involved in foreign investing. Investing in foreign securities involves certain risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in foreign currency exchange rates, possible imposition of exchange controls, less complete financial information, political instability, less liquidity, and greater price volatility.

     Please see Investment Policies, Portfolio Investments and
Strategies, and Risks and Investment Considerations for further information.

Purchases. The minimum initial investment for each Fund is $2,500, and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Lower initial investment minimums apply to IRAs, UGMAs, and automatic investment plans. Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another no-load Stein Roe Fund. Growth Stock Fund is closed to purchases by new investors except for purchases by eligible investors. For more detailed information, see How to Purchase Shares.

Redemptions. For information on redeeming Fund shares, including the special redemption privileges, see How to Redeem Shares.

Net Asset Value. The purchase and redemption price of a Fund's shares is its net asset value per share. The net asset value is determined as of the close of trading on the New York Stock Exchange. (For more detailed information, see Net Asset Value.)

Distributions. Dividends for Growth & Income Fund and Balanced Fund are normally declared and paid quarterly, and dividends for the other Funds are normally declared and paid annually. Distributions will be reinvested in additional Fund shares unless you elect to have them paid in cash, deposited by electronic transfer into your bank account, or invested in shares of another no-load Stein Roe Fund. (See Distributions and Income Taxes and Shareholder Services.)

Adviser and Fees. Stein Roe & Farnham Incorporated (the "Adviser") provides administrative, investment management, and bookkeeping and accounting services to the Funds and the Portfolios. For a description of the Adviser and its fees, see Management.

     If you have any additional questions about the Funds, please feel free to discuss them with a Stein Roe account representative by calling 800-338-2550.

FEE TABLE
                      Growth                 Growth
Capital
 &                    &               Growth Oppor-           Special Oppor-
                      Income Balanced Stock  tunities Special Venture tunities
                      Fund     Fund   Fund   Fund     Fund    Fund    Fund
Shareholder Trans-
  action Expenses
Sales Load Imposed
  on Purchases        None     None    None  None     None    None    None
Sales Load Imposed on
  Reinvested
  Dividends           None     None    None  None     None    None    None
Deferred Sales
  Load                None     None    None  None     None    None    None
Redemption Fees*      None     None    None  None     None    None    None
Exchange Fees         None     None    None  None     None    None    None
Annual Fund Operating
  Expenses (after fee
  waiver in the case of
  Growth Opportunities Fund;
  as a percentage of
  average net assets)
Management and Adminis-
  trative Fees (after
  fee waiver in the case
  of Growth Opportunities
  Fund)               0.75%   0.70%   0.75%  0.41%    0.86%   0.90%   0.85%
12b-1 Fees            None    None    None   None     None    None    None
Other Expenses        0.38%   0.35%   0.32%  0.84%    0.28%   0.39%   0.32%
Total Fund Operating  -----   -----   -----  -----    -----   -----   -----
  Expenses (after fee
  waiver in the case
  of Growth Opportun-
  ities Fund)         1.13%   1.05%   1.07%  1.25%    1.14%   1.29%   1.17%
                      =====   =====   =====  =====    =====   =====   =====
___________________
* There is a $7.00 charge for wiring redemption proceeds to your bank.

Examples. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                         1 year   3 years   5 years   10 years
                         ------   -------   -------   --------
Growth & Income Fund      $12      $36      $62         $137
Balanced Fund              11       33       58         128
Growth Stock Fund          11       34       59         131
Growth Opportunities Fund  13       40       69         151
Special Fund               12       36       63         139
Special Venture Fund       13       41       71         156
Capital Opportunities Fund 12       37       64         142

     The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund. The table is based on expenses incurred in the last fiscal year.

     From time to time, the Adviser may voluntarily undertake to reimburse a Fund for a portion of its operating expenses. The Adviser has undertaken to reimburse Growth Opportunities Fund for its operating expenses to the extent such expenses exceed 1.25% of its annual average net assets. This commitment expires on January 31, 1999, subject to earlier termination by the Adviser on 30 days' notice to Growth Opportunities Fund. Absent such reimbursement, the Management and Administrative Fees and Total Operating Expenses would have been 0.85% and 1.74%, respectively. Any such reimbursement will lower Growth Opportunities Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

     Funds participating in the master fund/feeder fund structure ("feeder Funds") pay the Adviser an administrative fee based on the Fund's average daily net assets, and each Portfolio pays the Adviser a management fee based on its average daily net assets.
The expenses of both the feeder Funds and Portfolios are summarized in the Fee Table. (The fees are described under Management.) Each feeder Fund bears its proportionate share of the fees and expenses of the corresponding Portfolio. The trustees of Investment Trust have considered whether the annual operating expenses of each feeder Fund, including its share of the expenses of the Portfolio, would be more or less than if the feeder Fund invested directly in the securities held by the Portfolio. The trustees concluded that the feeder Funds' expenses would not be greater in such case.

     For purposes of the Examples above, the figures assume that the percentage amounts listed for the respective Funds under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gains distributions are reinvested in additional Fund shares; and that, for purposes of fee breakpoints, net assets remain at the same level as in the most recently completed fiscal year. The figures in the Examples are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing the Funds' expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS

The following tables reflect the results of operations of the Funds on a per-share basis for the periods shown and have been audited by Arthur Andersen LLP, independent public accountants. These tables should be read in conjunction with the respective Fund's financial statements and notes thereto. The Funds' annual reports, which may be obtained from Investment Trust without charge upon request, contain additional performance information.

Balanced Fund

                                  Nine
                         Year     Months
                         Ended    Ended
                         Dec. 31, Sept. 30,
Years Ended Sept. 30,
                         1987     1988      1989    1990     1991      1992     1993     1994     1995     1996      1997
                        ------   ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
Net Asset Value,
 Beginning of
 Period                 $25.07   $22.25   $22.66   $25.41   $21.68    $26.08   $26.91   $27.57  $25.78    $27.82    $30.07
                        ------   ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
Income from
 Investment Operations
Net investment
 income                  1.32      0.97     1.37     1.28     1.32      1.31    1.26     1.15     1.33      1.00      0.95
Net realized and
 unrealized gains
 (losses) on invest-
 ments                  (1.06)     0.45     3.10    (2.92)    4.85      1.48    2.37    (1.06)    2.22      2.96      5.61
                        ------   ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
Total from invest-
 ment operations         0.26      1.42     4.47    (1.64)    6.17      2.79    3.63     0.09     3.55      3.96      6.56
                        ------   ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
Distributions
Net investment income   (1.63)    (0.90)   (1.34)   (1.36)   (1.26)    (1.34)  (1.30)   (1.17)   (1.23)    (1.01)    (0.96)
Net realized capital
 gains                  (1.45)    (0.11)   (0.38)   (0.73)   (0.51)    (0.62)  (1.67)   (0.71)   (0.28)    (0.70)    (2.26)
                        ------   ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
  Total distributions   (3.08)    (1.01)   (1.72)   (2.09)   (1.77)    (1.96)  (2.97)   (1.88)   (1.51)    (1.71)    (3.22)
                       ------    ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
Net Asset Value, End of
 Period                 $22.25   $22.66   $25.41   $21.68   $26.08    $26.91  $27.57   $25.78   $27.82    $30.07    $33.41
                        ======   ======   ======   ======   ======    ======  ======   ======   ======    ======    ======
Ratio of net expenses
 to average net assets   0.80%   *0.87%    0.90%    0.88%     0.87%   0.85%   0.81%    0.83%    0.87%     1.05%     1.05%
Ratio of net invest-
 ment income to
 average net assets      5.12%   *5.68%    5.83%    5.36%     5.50%    4.94%   4.69%    4.53%    5.14%     3.45%     3.02%
Portfolio turnover
 rate                      86%      85%      93%      75%       71%      59%     53%      29%      45%       87%       15%(a)
Average commissions
 (per share)               --       --       --        --       --       --      --       --       --    $0.0537   $0.0594(a)
Total return             0.74%    6.51%   20.76%   (6.86%)   29.67%   11.13%  14.57%    0.36%   14.49%    14.83%    23.60%
Net assets, end of
 period (000 omitted) $140,279 $134,225 $144,890 $124,592 $150,689 $173,417 $222,292 $229,274 $228,560  $231,063  $284,846

Growth & Income Fund

                     Nine
                     Months
                    Ended
                     Sept. 30,                                  Years Ended Sept. 30,
                      1988     1989    1990     1991     1992     1993      1994      1995      1996      1997
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Net Asset Value,
 Beginning of
 Period             $10.49   $ 8.88   $11.34   $10.49   $12.27   $13.42    $14.83     $14.54   $16.65    $18.39
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Income from Investment
 Operations
Net investment income 0.17     0.22     0.26     0.26     0.19     0.17      0.18       0.34     0.27     0.30
Net realized and
 unrealized gains
 (losses) on
 investments         (1.64)    2.46    (0.85)    2.17     1.49     2.16     0.40       2.56     3.22     5.15
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Total from invest-
 ment operations     (1.47)    2.68    (0.59)    2.43     1.68     2.33     0.58       2.90     3.49     5.45
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Distributions
Net investment
 Income              (0.14)   (0.22)   (0.26)   (0.29)   (0.18)   (0.16)   (0.16)     (0.20)   (0.32)    (0.28)
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Net realized capital
 gains                  --       --       --    (0.36)   (0.35)    (0.76)   (0.71)     (0.59)   (1.43)    (0.65)
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Total distributions  (0.14)   (0.22)   (0.26)   (0.65)   (0.53)    (0.92)   (0.87)     (0.79)   (1.75)    (0.93)
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Net Asset Value, End
 of Period          $ 8.88   $11.34   $10.49   $12.27   $13.42    $14.83   $14.54     $16.65   $18.39    $22.91
                    ======   ======   ======   ======   ======    ======   ======     ======   ======    ======
Ratio of net expenses
 to average net
 assets (b)          1.47%    1.24%    1.08%    1.00%    0.97%     0.88%    0.90%      0.96%    1.18%      1.13%
Ratio of net
 investment income
 to average net
 assets (c)          2.03%    2.28%    2.40%    2.27%    1.46%     1.23%    1.18%      1.78%    1.65%      1.52%
Portfolio turnover
 rate                 105%      63%      51%      48%      40%       50%      85%        70%      13%         2%(a)
Average commissions
 (per share)           --       --       --       --       --        --        --        --   $0.0683    $0.0647(a)
Total return       (13.90%)  30.63%   (5.25%)  24.12%   14.00%    17.98%     4.03%    21.12%   22.67%     30.81%
Net assets,
 end of period
 (000 omitted)     $23,002  $32,562  $43,446  $54,820  $70,724  $100,365  $129,680  $139,539  $204,387  $337,466

Growth Stock Fund

                             Nine
                    Year     Months
                    Ended    Ended
                    Dec. 31, Sept. 30,                            Years Ended Sept. 30,
                    1987     1988      1989    1990        1991      1992     1993      1994     1995      1996      1997
                   ------   ------   -------   ------     ------    ------   ------    ------   ------    ------    ------
Net Asset Value,
 Beginning of
 Period            $16.97    $14.67   $14.60   $19.05      $17.90   $22.79    $24.65    $24.89   $23.58    $26.13   $28.79
                   ------    ------   ------   ------      ------    -----    ------    ------   ------    ------   ------
Income from Investment
 Operations
Net investment
 income              0.24      0.19     0.34     0.39        0.33     0.18      0.15      0.13     0.12      0.08    0.01
Net realized and
 unrealized gains
 (losses) on
 investments         0.46     (0.11)    4.51    (1.17)       5.90     3.01      1.14      0.41     5.60      5.01    8.79
                   ------    ------   ------   ------      ------    -----    ------    ------   ------    ------   ------
Total from investment
 operations          0.70      0.08     4.85    (0.78)       6.23     3.19      1.29      0.54     5.72      5.09    8.80
                   ------    ------   ------   ------      ------    -----    ------    ------   ------    ------   ------
Distributions
Net investment
 Income             (0.29)    (0.15)   (0.34)   (0.37)      (0.42)   (0.16)    (0.10)    (0.12)   (0.15)    (0.10)  (0.07)
Net realized capital
 gains              (2.71)       --    (0.06)      --       (0.92)   (1.17)    (0.95)    (1.73)   (3.02)    (2.33)  (2.23)
                   ------    ------   ------   ------      ------    -----    ------    ------   ------    ------   ------
Total distributions (3.00)    (0.15)   (0.40)   (0.37)      (1.34)   (1.33)    (1.05)    (1.85)   (3.17)    (2.43)  (2.30)
                   ------    ------   ------   ------      ------    -----    ------    ------   ------    ------   ------
Net Asset Value,
 End of Period     $14.67    $14.60   $19.05   $17.90      $22.79   $24.65    $24.89    $23.58   $26.13    $28.79  $35.29
                   ======    ======   ======   ======      ======   ======    ======    ======   ======    ======  ======
Ratio of net
 expenses to average
 net assets         0.65%    *0.76%    0.77%    0.73%       0.79%    0.92%     0.93%     0.94%    0.99%     1.08%   1.07%
Ratio of net
 investment income
 to average net
 assets             1.25%    *1.62%    2.05%    2.03%       1.63%    0.75%     0.59%     0.50%    0.56%     0.32%   0.04%
Portfolio turnover
 rate                143%       84%      47%      40%         34%      23%       29%       27%      36%       39%     5%(a)
Average commissions
 (per share)          --        --       --       --          --       --        --        --        --   $0.0528  $0.0582(a)
Total return        5.57%     0.54%   33.86%   (4.17%)     36.64%   14.37%     5.09%     2.10%    28.18%   21.04%   33.10%
Net assets,
 end of period
 (000 omitted)  $232,658  $195,641  $206,476  $206,031  $291,767  $372,758  $373,921  $321,502  $360,336 $417,964 $607,699

Growth Opportunities Fund
                                                 Period Ended
                                                 Sept. 30,
                                                  1997 (d)
                                                 -----------
Net Asset Value, Beginning of Period              $10.00
                                                  ------
Income from Investment Operations
Net investment income (loss)                          --
Net realized and unrealized gains on investments     .77
                                                  ------
    Total from investment operations                 .77
                                                  ------
Distributions
Net investment income                                 --
Net realized capital gains                            --
                                                   -----
    Total distributions                               --
                                                  ------
Net Asset Value, End of Period                    $10.77
                                                  ======
Ratio of net expenses to average net assets (b)   1.25%*
Ratio of net investment income to average net
  assets (c)                                      0.02%*
Portfolio turnover rate                               3%
Average commissions (per share)                  $0.0708
Total return                                       7.70%
Net assets, end of period (000 omitted)          $49,830


Special Fund

                             Nine
                    Year     Months
                    Ended    Ended
                    Dec. 31, Sept. 30,                            Years Ended Sept. 30,
                     1987     1988      1989    1990    1991      1992      1993      1994        1995       1996     1997
                    ------   ------   -------  ------  ------    ------    ------    ------      ------     ------   ------
Net Asset Value,
 Beginning of
 Period             $16.95   $12.83   $15.12  $20.79   $16.64   $19.87     $20.90     $25.04     $23.54     $25.26    $27.39
                    ------   ------   ------  ------   ------   ------     ------     ------     ------     ------    ------
Income from Investment
 Operations
Net investment income
 (loss)               0.23    0.14      0.36    0.42     0.34     0.21       0.17       0.15       0.13       0.01     (0.06)
Net realized and
 unrealized gains
 (losses) on
 investments          0.12    2.16      5.58   (2.10)    4.55     1.50       5.31       0.33       3.05       4.14      8.57
                    ------   ------   ------  ------   ------   ------     ------     ------     ------     ------    ------
Total from investment
 operations           0.35    2.30      5.94   (1.68)    4.89     1.71       5.48       0.48       3.18       4.15      8.51
                    ------   ------   ------  ------   ------   ------     ------     ------     ------     ------    ------
Distributions
Net investment
 income              (0.57)  (0.01)    (0.21)  (0.39)   (0.34)   (0.37)     (0.18)     (0.21)     (0.15)     (0.11)       --
Net realized capital
 gains               (3.90)     --     (0.06)  (2.08)   (1.32)   (0.31)     (1.16)     (1.77)     (1.31)     (1.91)    (2.11)
                    ------   ------   ------  ------   ------   ------     ------     ------     ------     ------    ------
 Total distributions (4.47)  (0.01)    (0.27)  (2.47)   (1.66)   (0.68)     (1.34)     (1.98)     (1.46)     (2.02)    (2.11)
                    ------   ------   ------  ------   ------   ------     ------     ------     ------     ------    ------
Net Asset Value,
 End of Period      $12.83  $15.12    $20.79  $16.64   $19.87   $20.90     $25.04     $23.54     $25.26     $27.39    $33.79
                    ======  ======    ======  ======   ======   ======     ======     ======     ======     ======    ======
Ratio of net expenses
 to average net
 assets              0.96%  *0.99%     0.96%   1.02%    1.04%    0.99%      0.97%      0.96%      1.02%      1.18%     1.14%
Ratio of net invest-
 ment income (loss)
 to average net
 assets              1.32%  *1.31%     2.12%   2.33%    2.11%    0.99%      0.92%      0.91%      0.56%      0.03%    (0.17%)
Portfolio turnover
  rate                103%     42%       85%     70%      50%      40%        42%        58%        41%        32%       7%(a)
Average commissions
 (per share)           --      --        --      --       --       --         --         --        --      $0.0482  $0.0382(a)
Total return         4.27%  17.94%    40.00%  (8.78%)  32.18%    8.96%     27.35%      2.02%     14.60%     17.89%     33.67%
Net assets,
 end of period
 (000 omitted)   $187,997 $224,628 $322,056 $361,065 $587,259 $626,080 $1,076,818 $1,243,885 $1,201,469 $1,158,498 $1,327,578

Special Venture Fund
                                       Period
                                       Ended
                                       Sept. 30,  Years Ended Sept.
30,
                                       1995(d)     1996     1997
                                       --------   ------   ------
Net Asset Value, Beginning of Period   $10.00     $12.60   $15.87
                                       ------     ------   ------
Income from Investment Operations
Net investment income (loss)             0.01      (0.02)   (0.02)
Net realized and unrealized gains on
 investments                             2.67       3.86     3.12
                                       ------     ------   ------
Total from investment operations         2.68       3.84     3.10
                                       ------     ------   ------
Distributions
Net investment income                   (0.03)        --       --
Net realized capital gains              (0.05)     (0.57)   (1.52)
                                       ------     ------   ------
Total distributions                     (0.08)     (0.57)   (1.52)
                                       ------     ------   ------
Net Asset Value, End of Period         $12.60     $15.87   $17.45
                                       ======     ======   ======
Ratio of net expenses to average net
 assets (b)                            *1.25%      1.25%
1.29%
Ratio of net investment income(loss)
 to average net assets (c)             *0.12%     (2.19%)
(0.18%)
Portfolio turnover rate                   84%        72%
44%(a)
Average commissions (per share)           --     $0.0378
$0.0390(a)
Total return                           26.96%     31.81%
21.73%
Net assets, end of period (000
 omitted)                             $60,533   $144,528
$235,755


Capital Opportunities Fund

                                  Nine
                   Year     Months
                   Ended    Ended
                   Dec. 31, Sept. 30,                            Years Ended Sept. 30,
                   1987     1988       1989     1990      1991      1992      1993      1994     1995       1996      1997
                  ------   ------     -------  ------    ------    ------    ------    ------   ------     ------    ------
Net Asset Value,
 Beginning of
 Period           $13.38    $10.62    $10.78   $14.58    $ 7.32    $11.00    $11.56    $15.44    $15.79     $21.69   $31.04
                  ------    ------    ------   ------    ------    ------    ------    ------    ------     -------  ------
Income from
 Investment
 Operations
Net investment
 income (loss)      0.03      0.03      0.05     0.06      0.11      0.06      0.01      0.02      0.01      (0.06)   (0.17)
Net realized and
 unrealized gains
 (losses) on
 investments        0.62      0.13      3.86    (4.72)     3.73      0.60      3.91      0.34      5.91      10.41     (1.77)
                  ------    ------    ------   ------    ------    ------    ------    ------    ------     -------  ------
Total from invest-
 ment operations    0.65      0.16      3.91    (4.66)     3.84      0.66      3.92      0.36      5.92      10.35     (1.94)
                  ------    ------    ------   ------    ------    ------    ------    ------    ------     -------  ------
Distributions
Net investment
 income            (0.05)      --      (0.05)   (0.06)    (0.08)    (0.10)    (0.04)    (0.01)    (0.02)     (0.01)        --
Net realized
 capital gains     (3.36)      --      (0.06)   (2.54)    (0.08)      --        --        --         --      (0.99)        --
                  ------    ------    ------   ------    ------    ------    ------    ------    ------     -------  ------
Total distribu-
 tions             (3.41)      --      (0.11)   (2.60)    (0.16)    (0.10)    (0.04)    (0.01)    (0.02)     (1.00)        --
                  ------    ------    ------   ------    ------    ------    ------    ------    ------     -------  ------
Net Asset Value,
 End of Period    $10.62    $10.78    $14.58   $ 7.32    $11.00    $11.56    $15.44    $15.79    $21.69     $31.04     $29.10
                  ======    ======    ======   ======    ======    ======    ======    ======    ======     ======     ======
Ratio of net
 expenses to
 average net
 assets            0.95%    *1.01%     1.09%    1.14%     1.18%     1.06%     1.06%     0.97%     1.05%      1.22%      1.17%
Ratio of net invest-
 ment income (loss)
 to average net
 assets            0.18%    *0.34%     0.42%    0.43%     1.19%     0.42%     0.09%     0.04%     0.08%     (0.40%)   (0.69%)
Portfolio turnover
 rate               133%      164%      245%     171%       69%       46%       55%       46%       60%        22%        35%
Average commissions
 (per share)         --        --        --       --        --        --        --        --        --     $0.0555    $0.0487
Total return       9.38%     1.51%    36.68%  (37.51%)   53.51%     5.99%    34.01%     2.31%    37.46%     49.55%    (6.25%)
Net assets,
 end of period
 (000 omitted)  $171,973  $194,160  $272,805  $86,342  $129,711  $118,726  $153,101  $175,687  $242,381 $1,684,538 $1,110,642

--------
 *Annualized.
(a) Prior to commencement of operations of the Portfolio. The portfolio turnover rates for the Portfolios from Feb. 3, 1997, were as follows: Balanced Portfolio, 21%; Growth & Income Portfolio, 7%; Growth Stock Portfolio, 22%; Special Portfolio,
8%; and Special Venture Portfolio, 58%.
(b) If the Funds had paid all of their expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.09% for the year ended Sept. 30, 1990 for Growth & Income
Fund; 2.87% for the period ended Sept. 30, 1995 and 1.34% for the year ended Sept. 30, 1996 for Special Venture Fund; and
1.74% for the period ended Sept. 30, 1997 for Growth
Opportunities Fund.
(c) Computed giving effect to the Adviser's fee waiver.
(d) From the commencement of operations: Oct. 17, 1994 for Special Venture Fund and June 30, 1997 for Growth Opportunities Fund.
(e) For Capital Opportunities Fund, all per share amounts and Average Shares Outstanding During Period on the debt table reflect a two-for-one stock split effective Aug. 25, 1995.
(f) For the periods indicated below, bank borrowing activity was as follows:

                                 Average debt   Average shares Average
Period Ended    Debt outstanding outstanding    outstanding    debt per
                at end of period during period  during period  share
                 (in thousands)  (in thousands) (in thousands) during period
--------------- ---------------- -------------  -------------- ------------
Growth Stock Fund
 9/30/89             $--          $  124           11,745       $0.0106
Capital Opportun-
 ities Fund
 12/31/87             --             292           16,008        0.0183
 9/30/88              --              56           17,206        0.0033
 9/30/89              --             422           16,066        0.0263
 9/30/90              200          1,042           15,944        0.0654

The Funds had no bank borrowings during any other periods.

THE FUNDS

The mutual funds offered by this prospectus are Stein Roe Growth & Income Fund ("Growth & Income Fund"), Stein Roe Balanced Fund ("Balanced Fund"), Stein Roe Growth Stock Fund ("Growth Stock Fund"), Stein Roe Growth Opportunities Fund ("Growth Opportunities Fund"), Stein Roe Special Fund ("Special Fund"), Stein Roe Special Venture Fund ("Special Venture Fund"), and Stein Roe Capital Opportunities Fund ("Capital Opportunities Fund") (collectively, the "Funds"). Each of the Funds is a no-load "mutual fund."
Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Funds do not impose commissions or charges when shares are purchased or redeemed.

The Funds are series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides management, administrative, and bookkeeping and accounting services to the Funds and the Portfolios. The Adviser also manages and provides investment advisory services for several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.


On Feb. 3, 1997, Growth & Income Fund, Balanced Fund, Growth Stock Fund, Special Fund and Special Venture Fund became "feeder funds"- -that is, each invested all of its respective assets in a "master fund" that has an investment objective identical to that of the Fund. Each master fund is a series of SR&F Base Trust ("Base Trust"); each master fund is referred to as a "Portfolio." Before converting to a feeder fund, each Fund invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of each Portfolio are managed by the Adviser in the same manner as the assets of the feeder fund were managed before conversion to the master fund/feeder fund structure. Growth Opportunities Fund and Capital Opportunities Fund may at some time in the future convert into feeder funds. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)


INVESMENT POLICIES

The Funds invest as described in the section below. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

     The investment objective of Growth & Income Fund is to provide both growth of capital and current income. Growth & Income Fund invests all of its net investable assets in SR&F Growth & Income Portfolio ("Growth & Income Portfolio"). Growth & Income Fund is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income. Growth & Income Portfolio invests primarily in well-established companies whose common stocks are believed to have the potential both to appreciate in value and to pay dividends to shareholders.

     Although it may invest in a broad range of securities (including common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), normally Growth & Income Portfolio emphasizes investments in equity securities of companies having market capitalizations in excess of $1 billion. Securities of these well-established companies are believed to be generally less volatile than those of companies with smaller capitalizations because companies with larger capitalizations tend to have experienced management; broad, highly diversified product lines; deep resources; and easy access to credit.

     The investment objective of Balanced Fund is to seek long-term growth of capital and current income, consistent with reasonable investment risk. Balanced Fund invests all of its net investable assets in SR&F Balanced Portfolio ("Balanced Portfolio"). Balanced Portfolio allocates its investments among equities, debt securities, and cash. The portfolio manager determines those allocations based on the views of the Adviser's investment strategists regarding economic, market, and other factors relative to investment opportunities.

     The equity portion of the investment portfolio is invested primarily in well-established companies having market capitalizations in excess of $1 billion. Fixed income senior securities will make up at least 25% of Balanced Portfolio's total assets. Investments in debt securities are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

     The investment objective of Growth Stock Fund is long-term capital appreciation. Growth Stock Fund invests all of its net investable assets in SR&F Growth Stock Portfolio ("Growth Stock Portfolio"). Growth Stock Portfolio attempts to achieve its objective by normally investing at least 65% of its total assets in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks) that, in the opinion of the Adviser, have long-term appreciation possibilities.

     The investment objective of Growth Opportunities Fund is long-term capital appreciation. Growth Opportunities Fund attempts to achieve its objective by investing in a diversified portfolio of common stocks of large, mid-sized, and small companies that, in the view of the Adviser, have the ability to generate and sustain earnings growth at an above-average rate.

     Growth Opportunities Fund's investments include securities of both established companies that the Adviser believes have appreciation potential and emerging companies. Investment in established companies tends to moderate the investment risks associated with investments in emerging, generally smaller, companies. Growth Opportunities Fund invests a portion of its assets in the securities of small and mid-sized companies. These companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also may involve greater risks. Securities of smaller companies may be subject to greater price volatility and tend to be less liquid than securities of larger companies. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them more susceptible to market pressure, and may have a smaller public market for their shares. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although it invests primarily in common stocks, Growth Opportunities Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks.

     Growth Opportunities Fund seeks to make investment decisions based on a long-term growth philosophy; that is, Growth Opportunities Fund generally makes investment decisions on the basis of an individual company's ability to generate and sustain earnings growth over the long term, rather than on the basis of the near-term growth prospects of a particular company or economic sector.

     The investment objective of Special Fund is to invest in securities selected for capital appreciation. Special Fund invests all of its net investable assets in SR&F Special Portfolio ("Special Portfolio"). Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth--including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong, or run by well-respected managers. Special Portfolio may invest in securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies. In addition, it may invest in securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities. Special Portfolio does not, however, currently intend to invest, nor has it invested in the past fiscal year, more than 5% of its net assets in any of these types of securities. Securities of smaller, newer companies may be subject to greater price volatility than securities of larger, well-established companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although Special Portfolio invests primarily in common stocks, it may also invest in other equity-type securities, including preferred stocks and securities convertible into equity securities.

     The investment objective of Special Venture Fund is to seek long-term capital appreciation. Special Venture Fund invests all of its net investable assets in SR&F Special Venture Portfolio ("Special Venture Portfolio"). Special Venture Portfolio invests primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Adviser believes represent special opportunities. Special Venture Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on appraisal of their management and stock valuations. The Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

     In both its initial and ongoing appraisals of a company's management, the Adviser seeks to know both the principal owners and senior management and to assess, through personal visits, their business judgment and strategies. The Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

     Capital Opportunities Fund's investment objective is long-term capital appreciation, which it attempts to achieve by investing in selected companies that, in the opinion of the Adviser, offer opportunities for capital appreciation.

     Capital Opportunities Fund pursues its objective by investing in aggressive growth companies. An aggressive growth company, in general, is one that appears to have the ability to increase its earnings at an above-average rate. Investments may include securities of smaller emerging companies as well as securities of well-seasoned companies of any size that offer strong earnings growth potential. Such companies may benefit from new products or services, technological developments, or changes in management. Securities of smaller companies may be subject to greater price volatility than securities of larger companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although it invests primarily in common stocks, Capital Opportunities Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks.

PORTFOLIO INVESTMENTS AND STRATEGIES

For purposes of discussion under Portfolio Investments and Strategies, the term "Fund" also means "Portfolio."

Debt Securities. In pursuing its investment objective, each Fund may invest in debt securities of corporate and governmental issuers. Investments in debt securities by Growth & Income Portfolio, Balanced Portfolio, and Growth Stock Portfolio are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether that Fund should continue to hold the security. Growth Opportunities Fund, Special Venture Portfolio, Capital Opportunities Fund, and Special Portfolio may invest up to 35% of their net assets in debt securities, but do not expect to invest more than 5% of their net assets in debt securities that are rated below investment grade.

     The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities. Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation, and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Funds may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Convertible Securities. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Funds also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade:

- Tend to be more sensitive to interest rate and economic changes;
- May be obligations of issuers who are less creditworthy than issuers of higher-quality convertible securities; and
- May be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities.

     As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of such securities.

Foreign Securities. Each Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, each Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) The Funds may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Funds may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. The Funds also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Funds may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

     As of Sept. 30, 1997, holdings of foreign companies, as a percentage of net assets, were as follows: Balanced Portfolio, 11.4% (3.9% in foreign securities and 7.5% in ADRs); Growth & Income Portfolio, 3.1% (0.5% in foreign securities and 2.6% in ADRs); Growth Stock Portfolio, 4.8% (1.6% in foreign securities and 3.2% in ADRs); Growth Opportunities Fund, 2.2% (none in foreign securities and 2.2% in ADRs); Special Portfolio, 7.8% (5.3% in foreign securities and 2.5% in ADSs); Special Venture Portfolio, 3.2% (1.7% in foreign securities and 1.5% in ADRs); and Capital Opportunities Fund, 2.2% (none in foreign securities and 2.2% in ADRs).

Lending Portfolio Securities; When-Issued and Delayed-Delivery Securities. Each Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Each Fund may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Portfolio Turnover. Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held, and the portfolio turnover rate may vary significantly from year to year. Under normal circumstances, Special Venture Portfolio expects to experience moderate portfolio turnover with an investment time horizon of three to five years, but its portfolio turnover is not expected to exceed 100%. At times, Special Portfolio and Capital Opportunities Fund may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Financial Highlights and Distributions and Income Taxes.) Growth Stock Fund, Special Fund, Special Venture Fund, and Capital Opportunities Fund are not intended to be income-producing investments, although they may produce varying amounts of income.

Derivatives. Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. No Fund expects to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

     In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuation, each Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. A Fund may write a call or put option only if the option is covered. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box. Each Fund may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

INVESTMENT RESTRICTIONS

Each Fund and Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

     No Fund or Portfolio will invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of an investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent a Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
--------
/1/ A repurchase agreement involves a sale of securities to a Fund or Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund or Portfolio could experience both losses and delays in liquidating its collateral.
-----------------

     No Fund or Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Each Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

     While no Fund or Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. No Fund or Portfolio may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

     The Funds and Portfolios may invest in repurchase agreements, provided that none will invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

     The policies summarized in the second, third, and fourth paragraphs under this section (except for the second and third paragraphs as they relate to Special Fund and Special Portfolio) and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The investment objectives of the Funds and the Portfolios are nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to shareholders. Any such change may result in a Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Growth & Income Fund is designed for long-term investors who desire to participate in the stock market with moderate investment risk while seeking to limit market volatility. Balanced Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in securities. Growth Stock Fund and Special Fund are designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. Growth Opportunities Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation by investing in a diversified portfolio of common stocks of large, mid-sized and small companies. Special Venture Fund is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Capital Opportunities Fund is an aggressive growth fund and is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in common stocks. Of course, there can be no guarantee that a Fund will achieve its objective.

     Securities of small and medium-sized companies may be subject to greater price volatility than securities of larger companies and tend to have a lower degree of market liquidity. They also may be more sensitive to changes in economic and business conditions, and may react differently than securities of larger companies. In addition, such companies are less well known to the investing public and may not be as widely followed by the investment community.

     Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

     Although Growth & Income Portfolio, Balanced Portfolio, Special Portfolio, Special Venture Portfolio, Growth Opportunities Fund, and Capital Opportunities Fund do not attempt to reduce or limit risk through wide industry diversification of investment, they usually allocate their investments among a number of different industries rather than concentrating in a particular industry or group of industries. Growth Stock Portfolio seeks to reduce risk by investing in a diversified portfolio, but this does not eliminate all risk. No Fund or Portfolio, however, will invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. (See Investment Policies.)

     Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers; different accounting, auditing, and financial reporting standards; different settlement practices; less market liquidity; more market volatility; less developed and regulated markets; and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

HOW TO PURCHASE SHARES

You may purchase shares of any of the Funds by check, by wire, by electronic transfer, or by exchange from your account with another no-load Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark} program and for clients of the Adviser. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

     Growth Stock Fund Accounts. Growth Stock Fund is closed to purchases (including exchanges) by new investors except for purchases by eligible investors as described below. Investment Trust has taken this step to facilitate management of the Fund's portfolio. If you are already a shareholder of Growth Stock Fund, you may continue to add to your account or open another account with the Fund in your name. In addition, you may open a new account if:

- you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, as of Oct. 15, 1997 and you are opening a new account by exchange or by dividend reinvestment as described in the prospectus;
- you are a client of the Adviser;
- you are a trustee of Investment Trust; an employee of the Adviser, or any of its affiliated companies; or a member of the immediate family of any trustee or employee;
- you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of Oct. 15, 1997, have one or more clients who were Growth Stock Fund shareholders; or
- you purchase shares for an employee benefit plan, the records for which are maintained by a trust company or third party administrator under an investment program with Growth Stock
Fund.

     The Board of Trustees of Investment Trust concluded that permitting the additional investments described above would not adversely affect the ability of the Adviser to manage Growth Stock Fund effectively. If you have questions about your eligibility to purchase shares of Growth Stock Fund, please call 800-338-2550.

By Check. To make an initial purchase of shares of a Fund by check, please complete and sign the application and mail it, together with a check made payable to Stein Roe Mutual Funds, to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark} program should send orders to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.

     You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders will not be accepted for initial purchases into new accounts. Credit card convenience checks will not be accepted for initial or subsequent purchases into your account. Each individual check submitted for purchase must be at least $100, and Investment Trust generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside the United States. Should an order to purchase shares of a Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by that Fund.

By Wire. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Funds at the First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-338-2550 to request an account number and furnish your Social Security or other tax identification number. Neither the Funds nor Investment Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. ___; Stein Roe _____ Fund
Account of (exact name(s) in registration)
Shareholder Account No. ________

Fund Numbers:
11--Growth & Income Fund
31--Balanced Fund
32--Growth Stock Fund
20--Growth Opportunities Fund
34--Special Fund
16--Special Venture Fund
33--Capital Opportunities Fund

     Participants in the Stein Roe Counselor [service mark} program should address their wires as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. ___; Stein Roe _____ Fund
Account of (exact name(s) in registration)
Counselor Account No. ________

By Electronic Transfer. You also may make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at prescheduled intervals ("Regular Investments"). (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of a Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by that Fund.

By Exchange. You may purchase shares by exchange of shares from another no-load Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected the Automatic Exchange Privilege). Restrictions apply; please review the information on the Exchange Privilege under How to Redeem Shares--By Exchange.

Conditions of Purchase. Each purchase order for a Fund must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of that Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of a Fund's shareholders. Investment Trust also reserves the right to waive or lower its investment minimums for any reason. Investment Trust does not issue certificates for shares.

Purchases Through Third Parties. You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Investment Trust. There are no charges or limitations imposed by Investment Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from Investment Trust.

     An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of the Funds. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

     Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser and the Funds' transfer agent share in the expense of these fees, and the Adviser pays all sales and promotional expenses.

Purchase Price and Effective Date. Each purchase of a Fund's shares made directly with the Fund is made at that Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment as follows:

     A purchase by check or wire transfer is made at the net asset value next determined after the Fund receives the check or wire transfer of funds in payment of the purchase.

     A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment instruction received by telephone on a business day before 3:00 p.m., central time, is effective on the next business day.

     Each purchase of Fund shares through an Intermediary that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

How to Redeem Shares

By Written Request. You may redeem all or a portion of your shares of a Fund by submitting a written request in "good order" to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark} program should send redemption requests to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

 (1) The request must be in writing, in English and must indicate the number of shares or the dollar amount to be redeemed and identify the shareholder's account number;
 (2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The request must be accompanied by any certificates for the shares, either properly endorsed for transfer, or accompanied by a stock assignment properly endorsed exactly as the shares are registered;
(4) The signatures on either the written redemption request or the certificates (or the accompanying stock power) must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Funds by verifying your signature);
(5) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to Investment Trust); and
(6) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

By Exchange. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased. An exchange may be made by following the redemption procedure described under By Written Request and indicating the no-load Stein Roe Fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

Special Redemption Privileges. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your application.
In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

     You may not use any of the Special Redemption Privileges if you hold certificates for any of your Fund shares. The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

     Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four Telephone Exchange round-trips per year and the Funds may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of a Fund into another no-load Stein Roe Fund, and then back to that Fund). In addition, Investment Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

     Investment Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. Investment Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. Therefore, regardless of the number of telephone exchange round-trips made by an investor, Investment Trust generally will not honor requests for Telephone Exchanges by shareholders identified by Investment Trust as "market-timers" if the officers of Investment Trust determine the order not to be in the best interests of Investment Trust or its shareholders. Investment Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets rather than for investment considerations. Moreover, Investment Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, Investment Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If Investment Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

     Automatic Exchanges.  You may use the Automatic Exchange
Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis.

     Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

     Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

     Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"--see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 3:00 p.m., central time, is deemed received on the next business day.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. Investment Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply to such redemptions. (See Shareholder Services--Tax-Sheltered Retirement Plans.) Investment Trust reserves the right to require a properly completed application before making payment for shares redeemed.

     The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon that Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

     Investment Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, Investment Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, Investment Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Investment Trust recommends that your purchase be made by federal funds wire through your bank.

     Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

     Investment Trust reserves the right to suspend, limit, modify, or terminate, at any time without prior notice, any Privilege or its use in any manner by any person or class.

     Neither Investment Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

     Investment Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. Investment Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to Stein Roe IRAs, other Stein Roe prototype retirement plans, accounts with automatic investment plans (unless regular investments have been discontinued), or omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections.

     Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by that Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, Investment Trust will send you semiannual and annual reports showing portfolio holdings and will provide you annually with tax information.

     To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you wish to receive additional copies free of charge. This policy may not apply if you purchased shares through an Intermediary.

Funds-on-Call [registered mark] Automated Telephone Service. To access Stein Roe Funds-on-Call [registered mark], just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered mark] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week. You also may use Funds-on-Call [registered mark] to make Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.) Information regarding your account is available to you via Funds-on-Call [registered mark] only after you follow an activation process the first time you call. Your account information is protected by a personal identification number (PIN) that you establish.

Stein Roe Counselor [service mark} Program. The Stein Roe Counselor [service mark} program is a professional investment advisory service available to shareholders. This program is designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds.

Tax-Sheltered Retirement Plans. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the no-load Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each fund in which you plan to invest before making your investment.

     Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

     Prototype Money Purchase Pension and Profit Sharing Plans for self-employed individuals, partnerships, and corporations.

     Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

Special Services. The following special services are available to shareholders. Please call 800-338-2550 or write Investment Trust for additional information and forms.

     Dividend Purchase Option--diversify your Fund investments by having distributions from one no-load Stein Roe Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and carefully read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

     Automatic Dividend Deposit (electronic transfer)--have income dividends and capital gain distributions deposited directly into your bank account.

     Telephone Redemption by Check Privilege ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your application. (See How to Redeem Shares--Special Redemption
Privileges.)

     Telephone Redemption by Wire Privilege--redeem shares from your account by phone and have the proceeds transmitted by wire to your bank account ($1,000 minimum; $100,000 maximum).

     Special Redemption Option (electronic transfer)--redeem shares at any time and have the proceeds deposited directly to your bank account ($50 minimum; $100,000 maximum).

     Regular Investments (electronic transfer)--purchase Fund shares at regular intervals directly from your bank account ($50 minimum; $100,000 maximum).

     Special Investments (electronic transfer)--purchase Fund shares by telephone and pay for them by electronic transfer of funds from your bank account ($50 minimum; $100,000 maximum).

     Automatic Exchange Plan--automatically redeem a fixed dollar amount from your Fund account and invest it in another no-load
Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

     Automatic Redemptions (electronic transfer)--have a fixed dollar amount redeemed and sent at regular intervals directly to your bank account ($50 minimum; $100,000 maximum).

     Systematic Withdrawals--have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE

The purchase or redemption price of each Fund's shares is its net asset value per share. The net asset value of a share of each Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time. Each Portfolio allocates net asset value, income, and expenses among its feeder funds in proportion to their respective interests in the Portfolio.

     Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

     Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

DISTRIBUTIONS AND INCOME TAXES


Distributions.  Income dividends for Growth & Income Fund and
Balanced Fund are normally declared and paid quarterly; and income dividends for Growth Stock Fund, Growth Opportunities Fund, Special Fund, Special Venture Fund, and Capital Opportunities Fund are normally declared and paid annually. Each Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. Therefore, an additional dividend may be declared near year end. The Funds intend to distribute any undistributed net investment income and net realized capital gains in the following year.


     All of your income dividends and capital gains distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another no-load Stein Roe Fund; or (4) applied to purchase shares in a no-load Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment into the same Fund account normally occurs one business day after the record date. Investment of distributions into another no-load Stein Roe Fund account occurs on the payable date. If a shareholder elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the transfer agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. If you choose to receive your distributions in cash, your distribution check normally will be mailed approximately 15 days after the record date. Investment Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Income Taxes. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in Jan. but was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gains distributions you have received with respect to those shares.

     The Taxpayer Relief Act of 1997 (the "Act") reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held for more than 18 months and sold after July 28, 1997, and securities held for more than one year and sold between May 6, 1997 and July 29, 1997.

     For federal income tax purposes, each Fund is treated as a separate taxable entity distinct from the other series of Investment Trust.

     This discussion of taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

Backup Withholding. Investment Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you--generally redemption proceeds. Backup withholding may be required if:
- You fail to furnish your properly certified Social Security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs Investment Trust that your tax identification number is incorrect.

     These certifications are contained in the application that you should complete and return when you open an account. The Funds must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

     Comparison of a Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is no guarantee of future results.

MANAGEMENT

Trustees and Adviser. The Board of Trustees of Investment Trust and the Board of Base Trust have overall management responsibility for the Funds and the Portfolios, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since Investment Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Funds and the Portfolios.

     The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Funds and the Portfolios, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

     In approving the use of a single combined prospectus, the Boards considered the possibility that one Fund or Portfolio might be liable for misstatements in the prospectus regarding information concerning another Fund or Portfolio.

Portfolio Managers. Daniel K. Cantor has been portfolio manager of Growth & Income Portfolio since its inception in 1997 and had been portfolio manager of Growth & Income Fund since 1995. He is a senior vice president of the Adviser, which he joined in 1985. A chartered financial analyst, he received a B.A. degree from the University of Rochester (1981) and an M.B.A. from the Wharton School of the University of Pennsylvania (1985). As of Sept. 30, 1997, Mr. Cantor was responsible for managing $338 million in mutual fund net assets. Jeffrey C. Kinzel is associate portfolio manager. Mr. Kinzel received a B.A. from Northwestern University
(1979), a J.D. from the University of Michigan Law School (1983), and an M.B.A. from the Wharton School of the University of Pennsylvania (1991). Mr. Kinzel is a vice president and intermediate research analyst with the Adviser. Before joining the Adviser in 1991 as an equity research analyst, Mr. Kinzel was employed by the law firm of Butler and Binion; the law firm of Miller, Canfield, Paddock and Stone; and 1838 Investment Advisers.

     Harvey B. Hirschhorn has been portfolio manager of Balanced Portfolio since its inception in 1997 and had been portfolio manager of Balanced Fund since Apr., 1996. He is executive vice president and chief economist and investment strategist of the Adviser, which he joined in 1973. He received an A.B. degree from Rutgers College (1971) and an M.B.A. from the University of Chicago
(1973), and is a chartered financial analyst. Mr. Hirschhorn was responsible for managing $615 million in mutual fund net assets at Sept. 30, 1997. William Garrison and Sandra Knight are associate portfolio managers. Mr. Garrison joined the Adviser in 1989. He received his A.B. from Princeton University (1988) and an M.B.A. from the University of Chicago (1995). Ms. Knight is a vice president and quantitative analyst with the Adviser, which she joined in 1991. She earned a B.S. degree from Lawrence Technological University (1984) and an M.B.A. from Loyola University of Chicago (1991).

     Erik P. Gustafson has been portfolio manager of Growth Stock Portfolio since its inception in 1997 and had managed Growth Stock Fund since 1994. Mr. Gustafson is a senior vice president and senior portfolio manager with the Adviser, which he joined in 1992. From 1989 to 1992 he was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees from Florida State University (1989). Mr. Gustafson was responsible for managing $1.3 billion in mutual fund net assets at Sept. 30, 1997. David P. Brady is associate portfolio manager. Mr. Brady is a vice president of the Adviser, which he joined the Adviser in 1993, and was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993.

     Gloria J. Santella and Eric S. Maddix are co-portfolio managers of Capital Opportunities Fund and Growth Opportunities Fund. Arthur J. McQueen also co-manages Growth Opportunities Fund. They have managed Growth Opportunities Fund since its inception in 1997. Ms. Santella has been portfolio manager of Capital Opportunities Fund since Oct. 1994, and had previously been co-portfolio manager since Mar. 1991. Ms. Santella is a senior vice president of the Adviser, having been associated with it since 1979. She received her B.B.A. from Loyola University (1979) and M.B.A. from the University of Chicago (1983). Mr. Maddix became co-portfolio manager of Capital Opportunities Fund in 1996, and was previously its associate portfolio manager. Mr. Maddix is a vice president of the Adviser, which he joined in 1987. He received his B.B.A. degree from Iowa State University (1986) and his M.B.A. from the University of Chicago (1992). Mr. McQueen, a senior vice president of the Adviser, joined it in 1987. He received a B.S. from Villanova University (1980) and an M.B.A. from the Wharton School of the University of Pennsylvania (1987). As of Sept. 30, 1997, Ms. Santella and Mr. Maddix co-managed $1.1 billion in mutual fund net assets and Mr. McQueen co-managed $50 million in mutual fund net assets.

     Richard B. Peterson has been co-manager of Special Venture Portfolio since its inception in 1997 and had been portfolio manager of Special Venture Fund since its inception in 1994; John
S. McLandsborough has been co-portfolio manager since July 1997. Mr. Peterson, who began his investment career at Stein Roe & Farnham in 1965 after graduating with a B.A. from Carleton College
(1962) and the Woodrow Wilson School at Princeton University (1964) with a Masters in Public Administration, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corp. Prior to joining the Adviser in April 1996, Mr. McLandsborough was an equity research analyst with CS First Boston from June 1994 until January 1996 and with National City Bank of Cleveland prior thereto. Mr. McLandsborough, a chartered financial analyst, earned a bachelor's degree in finance in 1989 from Miami University and a master's degree in 1992 from Indiana University. As of Sept. 30, 1997, Messrs. Peterson and McLandsborough were responsible for co-managing $507 million in mutual fund net assets.

     M. Gerard Sandel has been manager of Special Portfolio and senior vice president and principal of the Adviser since July 1997. Prior to joining the Adviser in July 1997, Mr. Sandel was portfolio manager of the Marshall Mid-Cap Value Fund and its predecessor fund and vice president of M&I Investment Management Corporation since October 1993. Prior thereto, he was vice president of Acorn Asset Management Corporation. A chartered financial analyst, Mr. Sandel earned a bachelor's degree in 1977 from the University of Southern Mississippi and a master's degree in 1984 from the American Graduate School. As of Sept. 30, 1997, he was responsible for managing $1.3 billion in mutual fund net assets.

Fees and Expenses. In return for its services, the Adviser is entitled to receive a management fee from each Portfolio, a management fee from Capital Opportunities Fund and Growth Opportunities Fund, and an administrative fee from each Fund.
Prior to the conversion to the master fund/feeder fund structure on Feb. 3, 1997, management fees were paid by each Fund. The annual rates, as a percentage of average net assets (dollar amounts shown in millions), are as follows:

Fund                  Management Fee     Administrative Fee
Growth & Income
 Fund; Growth Stock
 Fund                    N/A             .15% up to $500,
                                         .125% next $500,
                                         .10% thereafter
Growth & Income
 Portfolio; Growth
 Stock Portfolio      .60% up to $500,
                      .55% next $500,
                      .50% thereafter     N/A
Balanced Fund         N/A                .15% up to $500,
                                         .125% next $500,
                                         .10% thereafter
Balanced Portfolio   .55% up to $500,
                     .50% next $500,
                     .45% thereafter      N/A
Special Fund         N/A                 .15% up to $500,
                                         .125% next $500,
                                         .10% next $500,
                                         .075% thereafter
Special Portfolio    .75% up to $500,
                     .70% next $500,
                     .65% next $500,
                     .60% thereafter       N/A
Capital Opportunities
 Fund; Growth
 Opportunities Fund  .75% up to $500,    .15% up to $500,
                     .70% next $500,     .125% next $500,
                     .65% next $500,     .10% next $500,
                     .60% thereafter     .075% thereafter
Special Venture Fund  N/A                .15%
Special Venture
 Portfolio           .75%                 N/A

     For the period ended Sept. 30., 1997, total expenses as a percentage of average net assets, after the fee waiver for Growth Opportunities Fund described under Fee Table, were 1.05%, 1.13%, 1.07%, 1.14%, 1.17%, 1.25% and 1.29% for Balanced Fund, Growth &
Income Fund, Growth Stock Fund, Special Fund, Capital Opportunities Fund, Growth Opportunities Fund and Special Venture Fund, respectively. At Sept. 30,1997, Balanced Fund owned 99.96% of Balanced Portfolio, Growth & Income Fund owned 99.97% of Growth & Income Portfolio, Growth Stock Fund owned 99.96% of Growth Stock Portfolio, Special Fund owned 99.99% of Special Portfolio and Special Venture Fund owned 99.95% of Special Venture Portfolio.

     Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to the Funds and the Portfolios, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent. SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor. Fund shares are distributed by Liberty Financial Investments, Inc. ("Distributor"), One Financial Center, Boston, Massachusetts 02111. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. Fund shares are offered for sale without any sales commissions or charges to the Funds or to their shareholders. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

     All correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900,
Boston, Massachusetts 02205.  Participants in the Stein Roe
Counselor [service mark} program should send orders to SteinRoe
Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Funds and the Portfolios. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

     The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


     As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.


MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

Each of Growth & Income Fund, Balanced Fund, Growth Stock Fund, Special Fund, and Special Venture Fund (which are series of Investment Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Fee Table and Management. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

     The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of Investment Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

     The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of Investment Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

     The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

     The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

     In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of Investment Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of a Fund's shareholders. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

     Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

     Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

     Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

Stein Roe Mutual Funds
Certificate of Authorization
for use by corporations and associations only

Corporations or associations must complete this Certificate and submit it with the Fund application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call a Stein Roe account representative at 800-338-2550 .

The undersigned hereby certifies that he is the duly elected
Secretary of  ____________________________ (the "Corporation") and
that the following
(Name of Corporation/Association)
individual(s):

           Authorized Persons

_____________________    ____________________
Name                     Title
_____________________    ____________________
Name                     Title
_____________________    ____________________
Name                     Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and By-laws provide that he is the only person authorized to so act.

Unless expressly declined on the application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of _________________, 19___.

                             __________________________
                             Secretary
                             __________________________
                             Signature Guarantee*
Corporate
Seal
Here

*Only required if the person signing the Certificate is the only person named as "Authorized Person."

[STEIN ROE MUTUAL FUNDS LOGO]

The Stein Roe Funds

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund



Stein Roe Mutual Funds
P.O. Box 8900
Boston, Massachusetts 02205-0593
Financial Advisors call: 1-800-322-0593
Shareholders call: 1-800-338-2550
www.steinroe.com

In Chicago, visit our Fund Center at One South Wacker Drive, Suite 3200

Liberty Financial Investments, Inc., Distributor
Member SIPC

Prospectus  Feb. 2, 1998

Stein Roe Mutual Funds

Stein Roe International Fund
Stein Roe Emerging Markets Fund


International Fund seeks to provide long-term growth of capital.
It invests all of its net investable assets in SR&F International Portfolio, which has the same investment objective and substantially the same investment policies as International Fund. The investment experience of International Fund will correspond to International Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.) International Portfolio invests in a diversified portfolio of foreign securities.


     Emerging Markets Fund seeks capital appreciation primarily through investing in stocks of companies in emerging markets.
While the Adviser believes that emerging markets investing offers strong reward potential, many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than is typical in more developed foreign markets. Emerging Markets Fund should not be considered a complete investment program.

     Each Fund is a "no-load" fund. There are no sales charges, and the Funds have no 12b-1 plans. Emerging Markets Fund imposes a 1% redemption fee on redemptions of shares held less than 90 days. Each Fund is a series of the Stein Roe Investment Trust and International Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

     This prospectus contains information you should know before investing in the Funds. Please read it carefully and retain it for future reference.

     A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. That information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC is available at the SEC's website, www.sec.gov. This prospectus is also available electronically by using Stein Roe's Internet address: www.steinroe.com. You can get a free paper copy of the prospectus, the Statement of Additional Information, and the most recent financial statements by calling 800-338-2550 or by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

                                    Page

Summary.............................. 2
Fee Table............................ 4
Financial Highlights..................5
The Funds.............................68
Investment Policies.................. 8
  International Fund..................8
  Emerging Markets Fund...............9
Portfolio Investments and Strategies.11
Investment Restrictions..............14
Risks and Investment Considerations..15
How to Purchase Shares.............. 17
  By Check.......................... 18
  By Wire........................... 18
  By Electronic Transfer............ 18
  By Exchange....................... 19
  Conditions of Purchase............ 19
  Purchases Through Third Parties....19
  Purchase Price and Effective Date. 19
How to Redeem Shares................ 19
  Redemption Fee.....................19
  By Written Request................ 20
  By Exchange....................... 20
  Special Redemption Privileges..... 21
  General Redemption Policies....... 22
Shareholder Services................ 23
Net Asset Value..................... 25
Distributions and Income Taxes...... 25
Investment Return................... 27
Management.......................... 27
Organization and Description of
  Shares.............................29
Master Fund/Feeder Fund: Structure
  and Risk Factors ..................29
Certificate of Authorization.........32


SUMMARY

Stein Roe International Fund ("International Fund") and Stein Roe Emerging Markets Fund ("Emerging Markets Fund") are series of Stein Roe Investment Trust ("Investment Trust"), an open-end management investment company. (See The Funds and Organization and Description of Shares.) The Funds are "no-load" funds. There are no sales charges. There is a 1% redemption fee retained by Emerging Markets Fund which is imposed only on redemptions of shares of that Fund held less than 90 days. (See How to Redeem Shares--Redemption Fee.) This prospectus is not a solicitation in any jurisdiction in which shares of the Funds are not qualified for sale.

Investment Objective and Policies. The investment objective of International Fund is to provide long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. International Fund invests all of its net investable assets in SR&F International Portfolio ("International Portfolio"), which has the same investment objective and substantially the same investment policies as International Fund. International Portfolio invests primarily in equity securities. Under normal market conditions, it will invest at least 65% of its total assets (taken at market value) in foreign securities of at least three countries outside the United States. International Portfolio diversifies its investments among several countries and does not concentrate investments in any particular industry.

     Emerging Markets Fund seeks capital appreciation primarily through investing in stocks of companies in emerging markets.
Under normal market conditions, the Fund will invest at least 65% of its total assets (taken at market value) in equity securities of emerging markets issuers. It is designed to provide investors an efficient mechanism for investing in companies within, and participating in the growth of, emerging markets throughout the world. Emerging Markets Fund does not concentrate investments in any particular industry. In addition, there is no limitation on the amount the Fund can invest in a specific country or region of the world. However, it intends to diversify its investments among several countries.

     There can be no guarantee that the Funds or International
Portfolio will achieve their investment objectives.  Please see
Investment Policies and Portfolio Investments and Strategies for further information.

Investment Risks. International Fund is intended for long-term investors who can accept the risks entailed in investing in foreign securities. Emerging Markets Fund is intended for long-term investors seeking to diversify their portfolios and not for short-term trading purposes; it should not be considered a complete investment program.

Since the Funds invest primarily in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in exchange rates on foreign currencies, less public information, less government supervision, less liquidity, and greater price volatility. Investments in securities of emerging markets issuers may present greater risks than investments in more developed foreign markets. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than is typical in the more developed foreign markets.

Please see Investment Policies, Portfolio Investments and
Strategies, and Risks and Investment Considerations for further information.

Purchases. The minimum initial investment for each Fund is $2,500 and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Lower initial investment minimums apply to IRAs, UGMAs, and automatic investment plans. Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another no-load Stein Roe Fund. For more detailed information, see How to Purchase Shares.

Redemptions. For information on redeeming Fund shares, including the special redemption privileges and Emerging Market Fund's redemption fee, see How to Redeem Shares.

Net Asset Value. The purchase price of a Fund's shares is its net asset value per share. The redemption price of shares of Emerging Markets Fund is its net asset value per share minus a redemption fee if shares are redeemed within 90 days of purchase. The net asset value is determined as of the close of trading on the New York Stock Exchange. (For more detailed information, see Net Asset Value.)

Distributions. Dividends are normally declared and paid annually. Distributions will be reinvested in additional Fund shares unless you elect to have them paid in cash, deposited by electronic transfer into your bank account, or invested in shares of another no-load Stein Roe Fund. (See Distributions and Income Taxes and Shareholder Services.)

Adviser and Fees. Stein Roe & Farnham Incorporated (the "Adviser") provides investment management services to International Portfolio and Emerging Markets Fund and provides administrative and bookkeeping and accounting services to International Portfolio and each Fund. For a description of the Adviser and its fees, see Management.

     If you have any additional questions about the Funds, please feel free to discuss them with a Stein Roe account representative by calling 800-338-2550.

FEE TABLE
                                        International   Emerging Markets
Shareholder Transaction Expenses            Fund               Fund
Sales Load Imposed on Purchases             None              None
Sales Load Imposed on Reinvested Dividends  None              None
Deferred Sales Load                         None              None
Redemption Fees*                            None              None
Exchange Fees                               None              None
Annual Fund Operating Expenses (as a
  percentage of average net assets; after
  fee waiver in the case of
  Emerging Markets Fund)
Management and Administrative Fees
  (after fee waiver in the case of
  Emerging Markets Fund)                    1.00%             0.98%
12b-1 Fees                                  None              None
Other Expenses                              0.55%             1.02%
Total Fund Operating Expenses (after        -----             -----
  fee waiver in the case of Emerging
  Markets Fund)                             1.55%             2.00%
                                            =====             =====
_________________
* There is a $7.00 charge for wiring redemption proceeds to your bank. There is a 1% fee retained by Emerging Markets Fund which is imposed only on redemptions of shares of that Fund held less than 90 days.

Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                      1 year    3 years     5 years     10 years
                      ------    -------     -------     --------
International Fund     $16        $49        $  84        $185
Emerging Markets Fund   20         63          108         233

     The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund. The table is based on expenses incurred in the last fiscal year.

     From time to time, the Adviser may voluntarily undertake to reimburse a Fund for a portion of its operating expenses. The Adviser has undertaken to reimburse Emerging Markets Fund for its operating expenses to the extent that such expenses on an annualized basis exceed 2.00% of its annual average net assets through Jan. 31, 1999, subject to earlier review and possible termination by the Adviser on 30 days' notice to the Fund. Any such reimbursement will lower the overall expense ratio and increase the overall return to investors. Absent such reimbursement, the Management and Administrative Fees and Total Operating Expenses for Emerging Markets Fund would be 1.25% and 2.27%, respectively. (Also see Management--Fees and Expenses.)

     International Fund pays the Adviser an administrative fee based on the Fund's average daily net assets, and International Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both International Fund and International Portfolio are summarized in the Fee Table. (The fees are described under Management.) International Fund bears its proportionate share of Portfolio fees and expenses. The trustees of Investment Trust have considered whether the annual operating expenses of International Fund, including its share of the expenses of International Portfolio, would be more or less than if International Fund invested directly in the securities held by International Portfolio. The trustees concluded that International Fund's expenses would not be greater in such case.

     For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods and that all income dividends and capital gains distributions are reinvested in additional Fund shares. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Fund expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS

The following tables reflect the results of operations of the Funds on a per-share basis for the period shown and have been audited by Arthur Andersen LLP, independent public accountants. The tables should be read in conjunction with the Funds' financial statements and notes thereto. The annual report, which may be obtained from Investment Trust without charge upon request, contains additional performance information.

International Fund

                        Period Ended
                           Sept. 30,        Years Ended Sept. 30,
                             1994 (a)      1995      1996       1997
                           ------------   -------   ------     -------
Net Asset Value, Beginning
  of Period                 $10.00        $10.61    $10.25     $10.96
                            ------        ------    ------     ------
Income from Investment
  Operations
  Net investment income       0.03          0.12      0.09       0.06
  Net realized and un-
  realized gains (losses)
  on investments              0.58         (0.26)     0.74       0.99
                             -----         -----     -----      -----
   Total from investment
    operations                0.61         (0.14)     0.83       1.05
                             -----         -----     -----       ----
Distributions
  Net investment income         --         (0.05)    (0.12)     (0.08)
  Net realized capital
   gains                        --         (0.17)       --      (0.14)
                             -----         -----     -----       ----
Total distributions             --         (0.22)    (0.12)     (0.22)
                             -----         -----     -----       ----
Net Asset Value, End of
  Period                    $10.61        $10.25    $10.96     $11.79
                            ======        ======    ======     ======
Ratio of net expenses to
  average net assets        *1.61%         1.59%     1.51%      1.55%
Ratio of net investment
  income to average net
  assets                    *0.61%         1.41%     1.01%      0.55%
Portfolio turnover rate        48%           59%       42%        11%(b)
Average commissions
  (per share) (c)              --            --    $0.0010    $0.0067(b)
Total return                 6.10%        (1.28%)    8.23%     9.84%
Net assets, end of
  period (000 omitted)     $74,817       $83,020  $135,545  $166,088

Emerging Markets Fund
                                     Period Ended
                                        Sept. 30,
                                         1997 (a)
                                        ------------
Net Asset Value, Beginning of Period      $10.00
Income from Investment Operations         ------
  Net investment income                     0.06
  Net realized and unrealized gains
  (losses) on investments                   0.18
                                           -----
Total from investment operations            0.24
                                          ------
Net Asset Value, End of Period            $10.24
                                          ======
Ratio of net expenses to average net
  assets (d)                              *2.00%
Ratio of net investment income to average
  net assets (e)                          *1.04%
Portfolio turnover rate                      30%
Average commissions (per share) (c)      $0.0007
Total return                               2.40%
Net assets, end of period (000 omitted)  $41,617
----------
*Annualized.
(a) From commencement of operations: Mar. 1, 1994 for International Fund, and Feb. 28, 1997 for Emerging Markets Fund.
(b) Prior to commencement of operations of International Portfolio.
(c) Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
(d) If Emerging Markets Fund had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, this ratio would have been 2.27% for the period ended Sept. 30, 1997.
(e) Computed giving effect to the Adviser's expense limitation undertaking.

THE FUNDS

Stein Roe International Fund ("International Fund") and Stein Roe Emerging Markets Fund ("Emerging Markets Fund") are no-load "mutual funds." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Funds do not impose commissions or charges when shares are purchased. There is a 1% redemption fee retained by Emerging Markets Fund which is imposed only on redemptions of shares of that Fund held less than 90 days. (See How to Redeem Shares-Redemption Fee.)

     Each Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

     Stein Roe & Farnham Incorporated (the "Adviser") provides investment management, administrative, and bookkeeping and accounting services to the Funds and International Portfolio. The Adviser also manages and provides investment advisory services for several other mutual funds with different investment objectives, including other equity funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

     On Feb. 3, 1997, International Fund became a "feeder fund"-- that is, it invested all of its assets in SR&F International Portfolio ("International Portfolio"), a "master fund" that has an investment objective identical to that of International Fund. International Portfolio is a series of SR&F Base Trust ("Base Trust"). Before converting to a feeder fund, International Fund invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of International Portfolio, International Fund's master fund, are managed by the Adviser in the same manner as the assets of International Fund were managed before conversion to the master fund/feeder fund structure. Emerging Markets Fund may at some time in the future convert into a feeder fund. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)

INVESTMENT POLICIES

The Funds invest as described in the section below. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the statement of additional information.

International Fund seeks long-term growth of capital. International Fund invests all of its net investable assets in International Portfolio, which has the same investment objective and substantially the same investment policies as International Fund. International Portfolio invests primarily in a diversified portfolio of foreign securities. Current income is not a primary factor in the selection of portfolio securities. International Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). International Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

     International Portfolio diversifies its investments among several countries and does not concentrate investments in any particular industry. In pursuing its objective, International Portfolio varies the geographic allocation and types of securities in which it invests based on the Adviser's continuing evaluation of economic, market, and political trends throughout the world. While International Portfolio has not established limits on geographic asset distribution, it ordinarily invests in the securities markets of at least three countries outside the United States, including but not limited to Western European countries (such as Belgium, France, Germany, Ireland, Italy, The Netherlands, the countries of Scandinavia, Spain, Switzerland, and the United Kingdom); countries in the Pacific Basin (such as Australia, Hong Kong, Japan, Malaysia, the Philippines, Singapore, and Thailand); and countries in the Americas (such as Argentina, Brazil, Colombia, and Mexico). In addition, it does not currently intend to invest more than 2% of its total assets in Russian securities. As of Sept. 30, 1997, International Portfolio had more than 5% of its total assets in each of the following countries:.

Countries        Market Value   Percentage of
                  (in 000s)     Total Assets
Japan              $27,678        16.44%
United Kingdom      16,881        10.02
Germany             12,204         7.25
France              11,503         6.83
Finland             11,144         6.62

     Under normal market conditions, International Portfolio will invest at least 65% of its total assets (taken at market value) in foreign securities. If, however, investments in foreign securities appear to be relatively unattractive in the judgment of the Adviser because of current or anticipated adverse political or economic conditions, International Portfolio may hold cash or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, International Portfolio may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and foreign money market positions).

Emerging Markets Fund seeks capital appreciation primarily through investing in stocks of companies in emerging markets. Under normal market conditions, Emerging Markets Fund will invest at least 65% of its total assets (taken at market value) in equity securities of emerging market issuers. Emerging Markets Fund does not intend to concentrate investments in any particular industry. In addition, there is no limitation on the amount it can invest in a specific country or region of the world. However, Emerging Markets Fund intends to diversify its investment among several countries. Emerging Markets Fund has no current intent of investing more than 5% of its total assets in Russian securities. As of Sept. 30, 1997, Emerging Markets Fund had investments in each of the following countries:

            Market Value     Percentage of
Countries     (in 000s)      Total Assets
Argentina      $2,019           4.79%
Brazil          2,593           6.15
China             843           2.00
Great Britain     407           0.97
Greece            802           1.90
Hong Kong       5,169          12.26
India           1,336           3.17
Indonesia       3,187           7.56
Israel            928           2.20
Lebanon         1,011           2.40
Malaysia        1,133           2.69
Mexico            243           0.58
Middle East/
  Africa        1,094           2.59
Panama            806           1.91
Peru            2,116           5.02
Philippines     2,204           5.23
Portugal          782           1.85
Russia            806           1.91
South Korea     5,934          14.07
Thailand        3,572           8.47
Venezuela         824           1.95

     Emerging Markets Fund considers an "emerging market" country to include any country that is defined as an emerging or developing country by (i) the World Bank, (ii) the International Finance Corporation or (iii) the United Nations or its authorities. Emerging Markets Fund's investments will include, but are not limited to, securities of companies located within countries in Asia, Africa, Latin America and certain parts of Europe.

     Emerging Markets Fund considers an issuer to be an "emerging markets issuer" if:
- the issuer is organized under the laws of an emerging market country;
- the principal securities trading market for the issuer's securities is in an emerging market country;
- the issuer derives at least 50% of its revenue from goods produced or services rendered in emerging market countries; or
- at least 50% of the issuer's assets are located in emerging market countries.

     Emerging Markets Fund invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). Emerging Markets Fund may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. The Adviser believes that smaller companies may offer opportunities for significant capital appreciation. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

     Emerging Markets Fund is designed to provide investors an efficient mechanism for investing in companies located within, and participating in the growth of, emerging markets throughout the world. The Adviser believes that emerging markets possess strong economic growth potential and that, over the next decade, economic growth in such markets is likely to outpace that in industrial markets. The Adviser expects that this growth, in turn, should create attractive investment opportunities in these markets. Emerging Markets Fund will seek to take advantage of these opportunities on behalf of investors by investing in companies that offer superior relative growth.

     Emerging Markets Fund intends to use a value approach to investing in emerging markets by investing in securities of companies with attractive growth prospects that appear to be undervalued.

     If investment in emerging markets securities appears to be relatively unattractive in the judgment of the Adviser because of actual or anticipated adverse political or economic conditions, Emerging Markets Fund may hold cash equivalents or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, Emerging Markets Fund may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and foreign money market positions).

PORTFOLIO INVESTMENTS AND STRATEGIES

Unless otherwise noted, for purposes of discussion under Portfolio Investments and Strategies, the term "Fund" refers to International Fund, International Portfolio and Emerging Markets Fund.

Foreign Investing. In the past the U.S. Government has from time to time imposed restrictions, through taxation and other methods, on foreign investments by U.S. investors such as the Funds. If such restrictions should be reinstated, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such an event, the Funds would review their investment objectives and policies to determine whether changes are appropriate.

     Each Fund may purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), or other securities representing underlying shares of foreign issuers. Each Fund may invest in sponsored or unsponsored ADRs. (For a description of ADRs and EDRs, see the Statement of Additional Information.)

Derivatives. Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; forward contracts; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. No Fund expects to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, futures options, and forward contracts.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

     In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, each Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes, or other benchmarks. Each Fund may write a call or put option only if the option is covered. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Debt Securities. In pursuing its investment objective, each Fund may invest up to 35% of its total assets in debt securities. Investments by International Portfolio in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth highest grade may possess speculative characteristics. If the rating of a security held is lost or reduced below investment grade, it is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether to continue to hold the security. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the investment portfolio, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.

     Emerging Markets Fund has established no minimum rating criteria for the emerging market and domestic debt securities in which it may invest, and such securities may be unrated. Emerging Markets Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. Emerging Markets Fund may also invest in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collateralized by zero coupon U.S. Treasury bonds.

     The risks inherent in debt securities held in Emerging Markets Fund's portfolio depend primarily on the term and quality of the particular obligations, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities. Medium-quality debt securities are considered to have speculative characteristics. Lower-quality debt securities rated lower than Baa by Moody's Investor Services Inc. or lower than BBB by Standard & Poor's Corp., and unrated securities of comparable quality, are considered to be below investment grade. These type of debt securities are commonly referred to as "junk bonds" and involve greater investment risk, including the possibility of issuer default or bankruptcy. During a period of adverse economic changes, issuers of junk bonds may experience difficulty in servicing their principal and interest payment obligations. Emerging Markets Fund does not expect to invest more than 5% of its net assets in high-yield ("junk") bonds.

Settlement Transactions. When a Fund enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, the Fund is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, a Fund may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Known as "transaction hedging," this may be accomplished by purchasing or selling such foreign securities on a "spot," or cash, basis. Transaction hedging also may be accomplished on a forward basis, whereby a Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. In so doing, a Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Similar transactions may be entered into by using other currencies if a Fund seeks to move investments denominated in one currency to investments denominated in another.

Currency Hedging. Most of each Fund's portfolio will be invested in foreign securities. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency to moderate potential changes in the U.S. dollar value of the portfolio, a Fund may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency)--through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "currency hedging." By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of the investment portfolio only during the period of the forward contract. Forward contracts usually are entered into with banks and broker-dealers; are not exchange traded; and although they are usually less than one year, may be renewed. A default on the contract would deprive a Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Neither type of foreign currency transaction will eliminate fluctuations in the prices of securities in the investment portfolio or prevent loss if the price of such securities should decline. In addition, such forward currency exchange contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency. (For further information on forward foreign currency exchange transactions, see the statement of additional information.)

Short Sales Against the Box. Each Fund may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Portfolio Turnover. Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) The Funds are not intended to be income-producing investments.


Other Techniques. Each Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the statement of additional information, though the Funds do not have a current intent to do so. Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Each Fund may utilize spot and forward foreign exchange transactions to reduce the risk caused by exchange rate fluctuations between one currency and another when securities are purchased or sold on a when-issued basis. Each Fund may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.


     The Funds may also invest in synthetic money market instruments and may invest in structured notes, swaps and Eurodollar instruments. Emerging Markets Fund may also invest in closed-end investment companies investing primarily in the emerging markets. To the extent it invests in such closed-end investment companies, shareholders will incur certain duplicate fees and expenses. Such closed-end investment company investments will generally only be made when market access or liquidity restricts direct investment in the market. (See the Statement of Additional Information.)

INVESTMENT RESTRICTIONS

Each of Emerging Markets Fund, International Fund, and
International Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

     Emerging Markets Fund, International Fund, and International Portfolio will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent International Fund or Emerging Markets Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
------
/1/ A repurchase agreement involves a sale of securities to the Fund or the Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund or Portfolio could experience both losses and delays in liquidating its collateral.
------


     Emerging Markets Fund, International Fund, and International Portfolio will not invest acquire more than 10% of the outstanding voting securities of any one issuer. International Fund and Emerging Markets Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.


     While Emerging Markets Fund, International Fund and International Portfolio may not make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities;
(3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. They may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

     Emerging Markets Fund, International Fund and International Portfolio may invest in repurchase agreements, provided that none will invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

     The policies summarized in the second, third, and fourth paragraphs of this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The investment objective of Emerging Markets Fund and the common investment objective of International Fund and International Portfolio are nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to shareholders. Any such change may result in a Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.

     Nothing in the investment restrictions outlined here shall be deemed to prohibit a Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to it by the issuer. No such purchase may be made if, as a result, a Fund will no longer be a diversified investment company as defined in the Investment Company Act of 1940 or would fail to meet the diversification requirements of the Internal Revenue Code.

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. International Fund is intended for long-term investors who can accept the risks entailed in investing in foreign securities. Of course, there can be no guarantee that International Fund will achieve its objective. Although International Portfolio does not attempt to reduce or limit risk through wide industry diversification of investment, it usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. International Portfolio will not, however, invest more than 25% of its total assets (at the time of investment) in the securities of companies in any one industry.

     Emerging Markets Fund seeks capital appreciation primarily through investing in stocks of companies in emerging markets. It is intended for long-term investors and not for short-term trading purposes. It should not be considered a complete investment program. While Emerging Markets Fund offers the potential for substantial price appreciation over time, it also involves above-average investment risk. To encourage a long-term investment horizon, a 1% redemption fee, described more fully below, is payable to Emerging Markets Fund for the benefit of remaining shareholders on shares held less than 90 days. Of course, there can be no guarantee that it will achieve its objective. Emerging Markets Fund does not concentrate investments in any particular industry. In addition, there is no limitation on the amount it can invest in a specific country or region of the world. However, Emerging Markets Fund intends to diversify its investments among several countries. It has no current intent of investing more than 5% of its total assets in Russian securities.

Foreign Investing. The Funds provide long-term investors with an opportunity to invest a portion of their assets in a diversified portfolio of foreign securities. Non-U.S. investments may be attractive because they increase diversification, as compared to a portfolio comprised solely of U.S. investments. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments. In addition, many emerging market countries have experienced economic growth rates well in excess of those found in the U.S. and other developed markets. There can be no assurance, however, that these conditions will continue. International diversification also allows a Fund and an investor to take advantage of changes in foreign economies and market conditions.

     Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities--positions which are generally denominated in foreign currencies--and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging market countries.

     Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than is typical in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

     Volume and liquidity of securities transactions in most emerging markets are lower than in the U.S. In addition, many emerging markets have experienced substantial rates of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries.

     Investments in foreign securities expose a Fund to the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, and other adverse political, social or diplomatic developments that could adversely affect investment in these nations.

     The price of securities of small, rapidly growing companies is expected to fluctuate more widely than the general market due to the difficulty in assessing financial prospects of companies developing new products or operating in countries with developing markets.

     The strategy for selecting investments will be based on various criteria. A company considered for investment should have a good market position in a fast-growing segment of the economy, strong management, preferably a leading position in its business, prospects of superior financial returns, and securities available for purchase at an attractive market valuation. Information on some of the above factors may be difficult, if not impossible, to obtain.

     To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. If the dollar falls relative to the Japanese yen, for example, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of portfolio and transaction hedging under Portfolio Investments and Strategies.)

     Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

HOW TO PURCHASE SHARES

You may purchase Fund shares by check, by wire, by electronic transfer, or by exchange from your account with another no-load Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or the Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark} program and for clients of the Adviser. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

By Check. To make an initial purchase of shares by check, please complete and sign the application and mail it, together with a check made payable to Stein Roe Mutual Funds, to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark} program should send orders to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.

     You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders will not be accepted for initial purchases into new accounts. Credit card convenience checks will not be accepted for initial or subsequent purchases into your account. Each individual check submitted for purchase must be at least $100, and Investment Trust generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside the United States. Should an order to purchase Fund shares be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by that Fund.

By Wire. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-338-2550 to request an account number and furnish your Social Security or other tax identification number. Neither the Funds nor Investment Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. __; Stein Roe _____ Fund
Account of (exact name(s) in registration)
Shareholder Account No. ________

Fund Numbers:
12--International Fund
18--Emerging Markets Fund

     Participants in the Stein Roe Counselor [service mark} program should address their wires as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. ___; Stein Roe _______ Fund
Account of (exact name(s) in registration)
Counselor Account No. ________

By Electronic Transfer. You may also make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at prescheduled intervals ("Regular Investments") elected on your application. (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase Fund shares be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by that Fund.

By Exchange. You may purchase shares by exchange of shares from another no-load Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected the Automatic Exchange Privilege). Restrictions apply; please review the information on the Exchange Privilege under How to Redeem Shares--By Exchange.

Conditions of Purchase. Each purchase order must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of the Funds. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of a Fund's shareholders. Investment Trust also reserves the right to waive or lower its investment minimums for any reason.

Purchases Through Third Parties. You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Investment Trust. There are no charges or limitations imposed by Investment Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from Investment Trust.

     An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of the Funds. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

     Some Intermediaries that maintain nominee accounts with a Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser and the Funds' transfer agent share in the expense of these fees, and the Adviser pays all sales and promotional expenses.

Purchase Price and Effective Date. Each purchase of shares made directly with a Fund is made at its net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment as follows:

     A purchase by check or wire transfer is made at the net asset value next determined after the Fund receives the check or wire transfer of funds in payment of the purchase.

     A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment order received by telephone on a business day before 3:00 p.m., central time, is effective on the next business day.

     Each purchase of shares through an Intermediary that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

HOW TO REDEEM SHARES

Redemption Fee. Upon the redemption of shares of Emerging Markets Fund held less than 90 days, a fee of 1% of the current net asset value of the shares redeemed will be assessed and retained by the Fund for the benefit of remaining shareholders. The fee is waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts and Profit Sharing and Money Purchase Pension Plans. However, if such shares are purchased through an Intermediary maintaining an omnibus account for the shares, such fee waiver may not apply. Before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, the fee waiver does not apply to IRA and SEP-IRA accounts. The redemption fee is intended encourage long-term investment in Emerging Markets Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee does not benefit the Adviser in any way. Emerging Markets Fund reserves the right to modify the terms of, terminate or waive this fee at any time.

     The redemption fee applies to redemptions from Emerging Markets Fund, but not to dividend or capital gains distributions which have been automatically reinvested in that Fund. The fee is applied to the shares being redeemed on a first-in, first-out basis. For more information, see Purchases and Redemptions in the Statement of Additional Information.

By Written Request. You may redeem all or a portion of your shares by submitting a written request in "good order" to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark} program should send redemption requests to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, in English and must indicate the number of shares or the dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The signatures on the written redemption request must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Funds by verifying your signature);
(4) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to Investment Trust); and
(5) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

By Exchange. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased. An exchange may be made by following the redemption procedure described under By Written Request and indicating the no-load Stein Roe Fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

Special Redemption Privileges. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your application.
In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

     The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

     Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the initial purchase minimum for the Fund being purchased. Generally, you will be limited to four Telephone Exchange round-trips per year and the Funds may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of a Fund into another no-load Stein Roe Fund, and then back to that Fund). In addition, Investment Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

     Investment Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. Investment Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. Therefore, regardless of the number of telephone exchange round-trips made by an investor, Investment Trust generally will not honor requests for Telephone Exchanges by shareholders identified by Investment Trust as "market-timers" if the officers of Investment Trust determine the order not to be in the best interests of Investment Trust or its shareholders. Investment Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets rather than for investment considerations. Moreover, Investment Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, Investment Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If Investment Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

     Automatic Exchanges.  You may use the Automatic Exchange
Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis.

     Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

     Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

     Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"--see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 3:00 p.m., central time, is deemed received on the next business day.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. Investment Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply to such redemptions. (See Shareholder Services--Tax-Sheltered Retirement Plans.) Investment Trust reserves the right to require a properly completed application before making payment for shares redeemed.

     The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

     Investment Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, Investment Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, Investment Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Investment Trust recommends that your purchase be made by federal funds wire through your bank.

     Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

     Investment Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, any Privilege or its use in any manner by any person or class.

     Neither Investment Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

     Investment Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. Investment Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to Stein Roe IRAs, other Stein Roe prototype retirement plans, accounts with automatic investment plans (unless regular investments have been discontinued), or omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections.

     Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and redemptions of Fund shares, as well as periodic statements detailing distributions made by the Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, Investment Trust will send you semiannual and annual reports showing portfolio holdings and will provide you annually with tax information.

     To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you wish to receive additional copies free of charge. This policy may not apply if you purchased shares through an Intermediary.

Funds-on-Call [registered mark] Automated Telephone Service. To access Stein Roe Funds-on-Call [registered mark], just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered mark] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week. You also may use Funds-on-Call [registered mark] to make Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.) Information regarding your account is available to you via Funds-on-Call [registered mark] only after you follow an activation process the first time you call. Your account information is protected by a personal identification number (PIN) that you establish.

Stein Roe Counselor [service mark} Program. The Stein Roe Counselor [service mark} program is a professional investment advisory service available to shareholders. This program is designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds.

Tax-Sheltered Retirement Plans. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the no-load Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each fund in which you plan to invest before making your investment.

     Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

     Prototype Money Purchase Pension and Profit Sharing Plans for self-employed individuals, partnerships, and corporations.

     Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

Special Services. The following special services are available to shareholders. Please call 800-338-2550 or write Investment Trust for additional information and forms.

     Dividend Purchase Option--diversify your Fund investments by having distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and carefully read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

     Automatic Dividend Deposit (electronic transfer)--have income dividends and capital gain distributions deposited directly into your bank account.

     Telephone Redemption by Check Privilege* ($1,000 minimum) and Telephone Exchange Privilege* ($50 minimum)--established automatically when you open your account unless you decline them on your application. (See How to Redeem Shares--Special Redemption
Privileges.)

     Telephone Redemption by Wire Privilege*--redeem shares from your account by phone and have the proceeds transmitted by wire to your bank account ($1,000 minimum; $100,000 maximum).

     Special Redemption Option* (electronic transfer)--redeem shares at any time and have the proceeds deposited directly to your bank account ($50 minimum; $100,000 maximum).

     Regular Investments (electronic transfer)--purchase Fund shares at regular intervals directly from your bank account ($50 minimum; $100,000 maximum).

     Special Investments (electronic transfer)--purchase Fund shares by telephone and pay for them by electronic transfer of funds from your bank account ($50 minimum; $100,000 maximum).

     Automatic Exchange Plan*--automatically redeem a fixed dollar amount from your Fund account and invest it in another no-load
Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

     Automatic Redemptions* (electronic transfer)--have a fixed dollar amount redeemed and sent at regular intervals directly to your bank account ($50 minimum; $100,000 maximum).

     Systematic Withdrawals*--have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

*A 1% redemption fee is imposed on redemptions of shares of Emerging Markets Fund held less than 90 days.

NET ASSET VALUE

The purchase or redemption price of a Fund's shares is its net asset value per share. The redemption price of Emerging Market Fund's shares is at its net asset value per share minus a redemption fee if shares are redeemed within 90 days of purchase. The net asset value of a share of each Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time. International Portfolio allocates net asset value, income, and expenses to International Fund and any other of its feeder funds in proportion to their respective interests in International Portfolio.

     In computing the net asset value, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the investment portfolio may be significantly affected on days when shares of a Fund may not be purchased or redeemed.

DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are normally declared and paid annually. Each Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. The Funds intend to distribute any undistributed net investment income and net realized capital gains in the following year.

     All of your income dividends and capital gains distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another no-load Stein Roe Fund; or (4) applied to purchase shares in a no-load Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment into the same Fund account normally occurs one business day after the record date. Investment of distributions into another Stein Roe Fund account occurs on the payable date. If a shareholder elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the transfer agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. If you choose to receive your distributions in cash, your distribution check normally will be mailed approximately 15 days after the record date. Investment Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

U.S. Federal Income Taxes. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in Jan. but was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gains distributions you have received with respect to those shares.

     The Taxpayer Relief Act of 1997 (the "Act") reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held for more than 18 months and sold after July 28, 1997, and securities held for more than one year and sold between May 6, 1997 and July 29, 1997.

     For federal income tax purposes, each Fund is treated as a separate taxable entity distinct from the other series of Investment Trust.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. Each Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

     To the extent that a Fund is liable for foreign income taxes withheld at the source, it also intends to operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to shareholders the foreign income taxes paid, but there can be no assurance that it will be able to do so.

     This discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

Backup Withholding. Investment Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you--generally redemption proceeds. Backup withholding may be required if:

- You fail to furnish your properly certified Social Security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs Investment Trust that your tax identification number is incorrect.

     These certifications are contained in the application that you should complete and return when you open an account. Each Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

     Comparison of a Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is no guarantee of future results.

Management


Trustees and Adviser. The Board of Trustees of Investment Trust and the Board of Base Trust have overall management responsibility for Emerging Markets Fund and International Fund and International Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since Investment Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of International Fund and International Portfolio.


     The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing Emerging Markets Fund, International Fund and International Portfolio, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


Portfolio Manager. David P. Harris has been portfolio manager of International Portfolio and Emerging Markets Fund since their inception in 1997 and was manager of International Fund since its inception in 1994 (he served as an associate portfolio manager until May 1995.) He joined the Adviser in 1995 as vice president to create Stein Roe
Global Capital Management, a dedicated global and international equity management unit. Mr. Harris is also employed by Colonial Management Associates, Inc., a subsidiary of Liberty Financial and an affiliate of the Adviser, as vice president. Mr. Harris was a portfolio manager with Rockefeller & Co.("Rockefeller") from 1990 to 1995. After earning a bachelor's degree from the University of Michigan, he was an actuarial associate for GEICO before returning to school to earn an M.B.A. from Cornell University. As of Sept. 30, 1997, Mr. Harris was responsible for managing $207 million in mutual fund net assets.


Fees and Expenses. In return for its services, the Adviser is entitled to receive an administrative fee from International Fund at an annual rate of .15% of average net assets; a management fee from International Portfolio of .85% of average net assets; a management fee from Emerging Markets Fund of 1.10% of average net assets; and an administrative fee from Emerging Markets Fund of
 .15% of average net assets. Prior to the conversion of International Fund to the master fund/feeder fund structure on Feb. 3, 1997, the management fee was paid by International Fund. For the fiscal year ended Sept. 30, 1997, total expenses as a percentage of average net assets amounted to 1.55% for International Fund and 2.00% for Emerging Markets Fund, after the fee reimbursement described under Fee Table. At Sept. 30, 1997, International Fund owned 99.94% of International Portfolio.

     Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to each Fund and International Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent. SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor. Fund shares are distributed by Liberty Financial Investments, Inc. ("Distributor"), One Financial Center, Boston, Massachusetts 02111. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. Fund shares are offered for sale without any sales commissions or charges to the Funds or to their shareholders. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

     All correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900,
Boston, Massachusetts 02205.  Participants in the Stein Roe
Counselor [service mark} program should send orders to SteinRoe
Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for each Fund and International Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

     The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


     As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.


MASTER FUND/FEEDER FUND: STRUCTURE AND RISKS

International Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of International Fund. The shareholders of International Fund approved this policy of permitting International Fund to act as a feeder fund by investing in International Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of International Fund and International Portfolio.
The management fees and expenses of International Fund and International Portfolio are described under Fee Table and Management. International Fund bears its proportionate share of International Portfolio's expenses.

     The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     International Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that International Fund and other investors in International Portfolio will be liable for all obligations of International Portfolio that are not satisfied by International Portfolio. However, the risk of International Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and International Portfolio was unable to meet its obligations. Accordingly, the trustees of Investment Trust believe that neither International Fund nor its shareholders will be adversely affected by reason of International Fund's investing in International Portfolio.

     The Declaration of Trust of Base Trust provides that
International Portfolio will terminate 120 days after the withdrawal of International Fund or any other investor in International Portfolio, unless the remaining investors vote to agree to continue the business of International Portfolio. The trustees of Investment Trust may vote International Fund's interests in International Portfolio for such continuation without approval of International Fund's shareholders.

     The common investment objective of International Fund and International Portfolio is nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to International Fund's shareholders.

     The fundamental policies of International Fund and the corresponding fundamental policies of International Portfolio can be changed only with shareholder approval. If International Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of International Portfolio or any other matter pertaining to International Portfolio (other than continuation of the business of International Portfolio after withdrawal of another investor), it will solicit proxies from its shareholders and vote its interest in International Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. International Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in International Portfolio, they could have voting control over International Portfolio.

     In the event that International Portfolio's fundamental policies were changed so as to be inconsistent with those of International Fund, the Board of Trustees of Investment Trust would consider what action might be taken, including changes to International Fund's fundamental policies, withdrawal of International Fund's assets from International Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of International Fund's shareholders. International Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of International Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to International Fund. Should such a distribution occur, International Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for International Fund and could affect the liquidity of International Fund.

     Each investor in International Portfolio, including International Fund, may add to or reduce its investment in International Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in International Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in International Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in International Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of International Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in International Portfolio by all investors in International Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in International Portfolio as of the close of business.

     Base Trust may permit other investment companies and/or other institutional investors to invest in International Portfolio, but members of the general public may not invest directly in International Portfolio. Other investors in International Portfolio are not required to sell their shares at the same public offering price as International Fund, might incur different administrative fees and expenses than International Fund, and might charge a sales commission. Therefore, International Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in International Portfolio. Investment by such other investors in International Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of International Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in International Portfolio could result in untimely liquidations of International Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of International Portfolio as a percentage of International Portfolio's net assets. As a result, International Portfolio's security holdings may become less diverse, resulting in increased risk.

     Information regarding other investors in International
Portfolio may be obtained by writing to SR&F Base Trust at Suite
3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.


Stein Roe Mutual Funds
Certificate of Authorization
for use by corporations and associations only

Corporations or associations must complete this Certificate and submit it with the Fund application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call a Stein Roe account representative at 800-338-2550 .

The undersigned hereby certifies that he is the duly elected
Secretary of  ____________________________ (the "Corporation") and
that the following
(Name of Corporation/Association)
individual(s):

             Authorized Persons

_____________________    ____________________
Name                     Title
_____________________    ____________________
Name                     Title
_____________________    ____________________
Name                     Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and By-laws provide that he is the only person authorized to so act.

Unless expressly declined on the a (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of _________________, 19___.

                             __________________________
                             Secretary
                             __________________________
                             Signature Guarantee*
Corporate
Seal
Here

*Only required if the person signing the Certificate is the only person named as "Authorized Person."

[STEIN ROE MUTUAL FUNDS LOGO]

The Stein Roe Funds
Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


Stein Roe Mutual Funds
P.O. Box 8900
Boston, Massachusetts 02205-0593
Financial Advisors call: 1-800-322-0593
Shareholders call: 1-800-338-2550
www.steinroe.com

In Chicago, visit our Fund Center at One South Wacker Drive, Suite 3200

Liberty Financial Investments, Inc., Distributor
Member SIPC

Prospectus Feb. 2, 1998

Stein Roe Mutual Funds

Stein Roe Young Investor Fund


The investment objective of Young Investor Fund is to provide long-term capital appreciation. Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio ("Growth Investor Portfolio"), which has the same investment objective and substantially the same investment policies as Young Investor Fund. The investment experience of Young Investor Fund will correspond to Growth Investor Portfolio. (See Master Fund/ Feeder Fund: Structure and Risk Factors.) Growth Investor Portfolio invests primarily in securities of companies that are believed to have above-average growth prospects, many of which affect the lives of young people. Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Young Investor Fund.


     Young Investor Fund is a "no-load" fund. There are no sales or redemption charges, and Young Investor Fund has no 12b-1 plan. Young Investor Fund is a series of the Stein Roe Investment Trust and Growth Investor Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

     This prospectus contains information you should know before investing in Young Investor Fund. Please read it carefully and retain it for future reference.

     If you have any questions about new Fund accounts, please call 800-403-KIDS (800-403-5437); for existing accounts, shareholders should call 800-338-2550.


     A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. That information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC is available at the SEC's website, www.sec.gov.
This prospectus is also available electronically by using Stein Roe's Internet address: www. steinroe.com. You can get a free paper copy of the prospectus, the Statement of Additional Information, and the most recent financial statements by calling 800-338-2550 or by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
                                          Page

Summary.................................... 2
Fee Table.................................. 4
Financial Highlights........................5
The Fund................................... 6
Investment Policies........................ 6
Portfolio Investments and Strategies........7
Investment Restrictions....................10
Risks and Investment Considerations........11
How to Purchase Shares.................... 12
  By Check................................ 12
  By Wire................................. 13
  By Electronic Transfer...................13
  By Exchange............................. 13
  Conditions of Purchase...................13
  Purchases Through Third Parties..........14
   Purchase Price and Effective Date.......14
How to Redeem Shares...................... 15
  By Written Request...................... 15
  By Exchange............................. 15
  Special Redemption Privileges........... 15
  General Redemption Policies............. 17
Shareholder Services...................... 19
Net Asset Value........................... 21
Distributions and Income Taxes............ 21
Investment Return......................... 23
Management................................ 23
Organization and Description of Shares.....25
Master Fund/Feeder Fund:
  Structure and Risk Factor................26



SUMMARY


Stein Roe Young Investor Fund ("Young Investor Fund") is a series of the Stein Roe Investment Trust ("Investment Trust"), an open-end management investment company. Young Investor Fund is a "no-load" fund, which means that there are no sales or redemption charges. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Young Investor Fund are not qualified for sale.


Investment Objective and Policies. The investment objective of Young Investor Fund is to provide long-term capital appreciation by investing primarily in common stocks and other equity-type securities that Stein Roe believes to have long-term appreciation potential. Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio ("Growth Investor Portfolio"), which has the same investment objective and substantially the same investment policies as Young Investor Fund. Growth Investor Portfolio invests primarily in securities of companies that are believed to have above-average growth prospects, many of which that affect the lives of young people.

     In addition to the investment objective and policies, Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Young Investor Fund.

     Young Investor Fund is designed to be appropriate for growth-oriented investors of all ages. Its focus on companies that affect the lives of young people and its educational objective and materials may make it especially appropriate for young people and investors for whom education is an important objective.


     There can be no guarantee that Young Investor Fund or Growth
Investor Portfolio will achieve their common investment objective. Please see Investment Policies and Portfolio Investments and
Strategies for further information.
</>

Investment Risks. Young Investor Fund is designed for long-term investors who are willing to accept the investment risk and volatility of equity-type securities in general, as well as the specific types of equity securities emphasized by Growth Investor Portfolio. By investing in companies whose products or services appeal to young investors, Growth Investor Portfolio emphasizes various consumer goods sectors. Since Growth Investor Portfolio may invest in foreign securities, investors should understand and carefully consider the risks involved in foreign investing. Investing in foreign securities involves certain risks and opportunities not typically associated with investing in U.S. securities. Please see Investment Policies, Portfolio Investments and Strategies, and Risks and Investment Considerations for further information.




Purchases. The minimum initial investment for Young Investor Fund is $2,500; the minimum investment for Uniform Gifts/Transfers to Minors Act accounts is $1,000. Additional investments must be at least $50. Lower initial investment minimums apply to IRAs, and automatic investment plans. Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another no-load Stein Roe Fund. For more detailed information, see How to Purchase Shares.


Redemptions. For information on redeeming Young Investor Fund shares, including the special redemption privileges, see How to Redeem Shares.

Net Asset Value. The purchase and redemption price of Young Investor Fund's shares is its net asset value per share. The net asset value is determined as of the close of trading on the New York Stock Exchange. (For more detailed information, see Net Asset Value.)


Distributions. Dividends are normally declared and paid annually. Distributions will be reinvested in additional Fund shares unless you elect to have them paid in cash, deposited by electronic transfer into your bank account, or invested in shares of another no-load Stein Roe Fund. (See Distributions and Income Taxes and Shareholder Services.)


Management and Fees. Stein Roe & Farnham Incorporated ("Stein Roe") provides investment management services to Growth Investor Portfolio and provides administrative and bookkeeping and accounting services to Young Investor Fund and Growth Investor Portfolio. For a description of Stein Roe and its fees, see Management.

     If you have any additional questions about Young Investor
Fund, please feel free to discuss them with a Stein Roe account representative by calling 800-338-2550.


FEE TABLE

Shareholder Transaction Expenses
Sales Load Imposed on Purchases.......................None
Sales Load Imposed on Reinvested Dividends............None
Deferred Sales Load...................................None
Redemption Fees*......................................None
Exchange Fees.........................................None

Annual Fund Operating Expenses (as a percentage
  of average net assets)
Management and Administrative Fees................... 0.80%
12b-1 Fees............................................None
Other Expenses........................................0.69%
                                                      -----
Total Fund Operating Expenses.........................1.49%
                                                      =====
__________
*There is a $7.00 charge for wiring redemption proceeds to your bank.

Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

            1 year     3 years     5 years     10 years
            ------     -------     -------     --------
             $15        $47         $81          $178

     The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Young Investor Fund. The table is based upon actual expenses incurred in the last fiscal year.


     Young Investor Fund pays Stein Roe an administrative fee based on the Fund's average daily net assets, and Growth Investor Portfolio pays Stein Roe a management fee based on its average daily net assets. The expenses of both Young Investor Fund and Growth Investor Portfolio are summarized in the Fee Table. (The fees are described under Management.) Young Investor Fund bears its proportionate share of Portfolio fees and expenses. The trustees of Investment Trust have considered whether the annual operating expenses of Young Investor Fund, including its proportionate share of the expenses of Growth Investor Portfolio, would be more or less than if Young Investor Fund invested directly in the securities held by Growth Investor Portfolio.
The trustees concluded that Young Investor Fund's expenses would not be greater in such case.


     For purposes of the Example above, the figures assume that the percentage amounts listed for Young Investor Fund under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gains distributions are reinvested in additional Fund shares; and that, for purposes of fee breakpoints, net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Young Investor Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.


FINANCIAL HIGHLIGHTS

The following table reflects the results of operations of Young Investor Fund on a per-share basis for the period shown and has been audited by Arthur Andersen LLP, independent public accountants. The table should be read in conjunction with Young Investor Fund's financial statements and notes thereto. Young Investor Fund's annual report, which may be obtained from Investment Trust without charge upon request, contains additional performance information.

                           Period
                           Ended
                           Sept. 30,        Years Ended Sept. 30,
                           1994 (a)      1995       1996        1997
Net Asset Value, Begin-   ---------    ------      ------      ------
 ning of Period           $10.00       $10.24      $14.29      $18.64
                          ------       ------      ------      ------
Income from investment
  operations
Net investment income
  (loss)                    0.03         0.06        0.05       (0.03)
Net realized and unrealized
  gains on investments      0.21         4.07        4.86        4.78
                          ------       ------      ------      ------
Total from investment
  operations                0.24         4.13        4.91        4.75
Distributions
Net investment income         --        (0.08)      (0.05)      (0.02)
Net realized capital gains    --           --       (0.51)      (0.62)
                          ------       ------      ------      ------
Total Distributions           --        (0.08)      (0.56)      (0.64)
                          ------       ------      ------      ------
Net Asset Value, End of
 Period                   $10.24       $14.29      $18.64      $22.75
                          ======       ======      ======      ======
Ratio of net expenses to
 average net assets (b)   *0.99%        0.99%       1.21%       1.43%
Ratio of net investment
 income to average net
 assets (c)               *1.07%        0.47%       0.30%      (0.19%)
Portfolio turnover rate      12%          55%         98%         22%(d)
Average commissions (per
  share)                      --           --     $0.0603     $0.0565(d)
Total return               2.40%       40.58%      35.55%      26.37%
Net assets, end of
 period (000 omitted)     $8,176      $31,401    $179,089    $475,506
________________________________
  *Annualized.

 (a) From commencement of operations on April 29, 1994.
(b) If Young Investor Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 4.58% for the period ended Sept. 30, 1994, and 2.87%, 2.04% and 1.49% for the years ended Sept. 30, 1995 through 1997, respectively.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.
(d) Prior to commencement of operations of Growth Investor
    Portfolio.


THE FUND

Stein Roe Young Investor Fund ("Young Investor Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Young Investor Fund does not impose commissions or charges when shares are purchased or redeemed.


     Young Investor Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


     Stein Roe & Farnham Incorporated ("Stein Roe") provides administrative, management, and accounting and bookkeeping services to Young Investor Fund and Growth Investor Portfolio, and investment advisory services to Growth Investor Portfolio. Stein Roe also manages and provides investment advisory services for several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.


     On Feb. 3, 1997, Young Investor Fund became a "feeder fund"-- that is, it invested all of its assets in SR&F Growth Investor Portfolio ("Growth Investor Portfolio"), a "master fund" that has an investment objective identical to that of Young Investor Fund. Growth Investor Portfolio is a series of SR&F Base Trust ("Base Trust"). Prior to converting to a feeder fund, Young Investor
Fund had invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of Growth Investor Portfolio, Young
Investor Fund's master fund, are managed by Stein Roe in the same manner as the assets of Young Investor Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk
Factors.)



INVESTMENT POLICIES

The investment objective of Young Investor Fund is to provide long-term capital appreciation. Young Investor Fund invests all of its net investable assets in Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as Young Investor Fund. Growth Investor Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity-type securities that, in the opinion of Stein Roe, have long-term appreciation potential.

     Under normal circumstances, at least 65% of the total assets of Growth Investor Portfolio will be invested in securities of companies that, in the opinion of Stein Roe, directly or through one or more subsidiaries, affect the lives of young people. Such companies may include companies that produce products or services that young people use, are aware of, or could potentially have an interest in.

     Although Growth Investor Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities. It may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets. Growth Investor Portfolio may also employ investment techniques described elsewhere in this prospectus. (See Risks and Investment Considerations.)

     In addition to the investment objective and policies, Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Young Investor Fund.

     Young Investor Fund is designed to be appropriate for growth-oriented investors of all ages. Its focus on companies that affect the lives of young people and its educational objective and materials may make it especially appropriate for young people and investors for whom education is an important objective.

PORTFOLIO INVESTMENTS AND STRATEGIES

Debt Securities. In pursuing its investment objective, Growth Investor Portfolio may invest in debt securities. A debt security is an obligation of a borrower to make payments of principal and interest to the holder of the security. To the extent Growth Investor Portfolio invests in debt securities, such holdings will be subject to interest rate risk and credit risk. Interest rate risk is the risk that the value of a portfolio will fluctuate in response to changes in interest rates. Generally, the debt component of a portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by Stein Roe. Securities rated within the fourth highest grade may possess speculative characteristics. If the rating of a security held by Growth Investor Portfolio is lost or reduced below investment grade, Growth Investor Portfolio is not required to dispose of the security--Stein Roe will, however, consider that fact in determining whether it should continue to hold the security. When Stein Roe considers a temporary defensive position advisable, the Growth Investor Portfolio may invest without limitation in high-quality fixed income securities, or hold assets in cash or cash equivalents.

Foreign Securities. Growth Investor Portfolio may invest up to 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) In addition to, or in lieu of, such direct investment, it may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, Growth Investor Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date-- this risk is in addition to the risk that the value of the foreign security purchased may decline. As of Sept. 30, 1997, Growth Investor Portfolio's holdings of foreign companies amounted to 2.8% of average net assets (none in foreign securities; and 2.8% in ADRs and ADSs).

Lending Portfolio Securities; When-Issued and Delayed-Delivery Securities. Growth Investor Portfolio may make loans of portfolio securities to broker-dealers and banks and enter into reverse repurchase agreements subject to certain restrictions described in the Statement of Additional Information. It may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. It may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth Investor Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Investor Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Derivatives. Consistent with its objective, Growth Investor Portfolio may invest in a broad array of financial instruments and securities, including conventional, exchange-traded and non-exchange-traded options; futures contracts; futures options; forward contracts; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types
("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, or an interest rate.
Growth Investor Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

     In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Growth Investor Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts;
(3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes, or other benchmarks. Growth Investor Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, it foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth Investor Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box. Growth Investor Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect against the risk of losses in the value of portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, Stein Roe does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.


INVESTMENT RESTRICTIONS

Each of Young Investor Fund and Growth Investor Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

     Neither Young Investor Fund nor Growth Investor Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent Young Investor Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
-------
/1/ A repurchase agreement involves a sale of securities to the Fund or the Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund or the Portfolio could experience both losses and delays in liquidating its collateral.
-------

     Neither Young Investor Fund nor Growth Investor Portfolio may invest more than 25% of its total assets (at the time of investment) in the securities of companies in any one industry.

     Neither Young Investor Fund nor Growth Investor Portfolio may acquire more than 10% of the outstanding voting securities of any one issuer. Young Investor Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.


     While neither Young Investor Fund nor Growth Investor Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds or Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Neither Young Investor Fund nor Growth Investor Portfolio currently intend to borrow in excess of 5% of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


     Growth Investor Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in illiquid securities, including repurchase agreements maturing in more than seven days. An investment in illiquid securities could involve relatively greater risks and costs.

     The investment restrictions described in the second through fifth paragraphs of this section are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Young Investor Fund and Growth Investor Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to Young Investor Fund's shareholders. Any such change may result in Young Investor Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in Young Investor Fund. All of the investment restrictions are set forth in the Statement of Additional Information.


RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Young Investor Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that are believed to have above-average growth prospects, many of which affect the lives of young people. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Of course, there can be no guarantee that Young Investor Fund or Growth Investor Portfolio will achieve its objective. Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Young Investor Fund.

     Although Growth Investor Portfolio seeks to reduce risk by investing in a diversified portfolio, diversification does not eliminate all risk. However, Growth Investor Portfolio will not invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. By investing in companies whose products or services appeal to young investors, Growth Investor Portfolio emphasizes various consumer goods sectors.

     Although Growth Investor Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) Young Investor Fund is not intended to be an income-producing investment, although it may produce income.

     Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.


HOW TO PURCHASE SHARES


You may purchase Young Investor Fund shares by check, by wire, by electronic transfer, or by exchange from your account with another no-load Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act accounts is $1,000; the minimum for accounts established under an automatic investment plan of at least $50 per month (i.e., Regular Investments or the Automatic Exchange Plan) is $100; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark] program and for clients of Stein Roe. Subsequent purchases must be at least $50. (See
Shareholder Services.)


By Check. To make an initial purchase of shares of Young Investor Fund by check, please complete and sign the application and mail it, together with a check made payable to Stein Roe Mutual Funds, to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send orders to SteinRoe Services Inc., P.O. Box 803938, Chicago, Illinois 60680.


     You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders will not be accepted for initial purchases into new accounts. Credit card convenience checks will not be accepted for initial or subsequent purchases into your account. Each individual check submitted for purchase must be at least $50, and Young Investor Fund generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside the United States. Should an order to purchase shares of Young Investor Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by Young Investor
Fund.


By Wire. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-338-2550 to request an account number and furnish your social security or other tax identification number. Neither Young Investor Fund nor Investment Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. 14; Stein Roe Young Investor Fund
Account of (exact name(s) in registration)
Shareholder Account No. ________

Participants in the Stein Roe Counselor [service mark] program should address their wires as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. 14; Stein Roe Young Investor Fund
Account of (exact name(s) in registration)
Counselor Account No. ________

By Electronic Transfer. You may also make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments") elected on your application. (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of Young Investor Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by Young Investor Fund.


By Exchange. You may purchase shares by exchange of shares from another no-load Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected the Automatic Exchange
Privilege). Restrictions apply; please review the information on the Exchange Privilege under How to Redeem Shares--By Exchange.


Conditions of Purchase. Each purchase order for Young Investor Fund must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of Young Investor Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of Young Investor Fund's shareholders. Investment Trust also reserves the right to waive or lower its investment minimums for any reason.

Purchases Through Third Parties. You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Investment Trust. There are no charges or limitations imposed by Investment Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from Investment Trust.

     An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

     Some Intermediaries that maintain nominee accounts with Young Investor Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Stein Roe and the Fund's transfer agent share in the expense of these fees, and Stein Roe pays all sales and promotional expenses.

Purchase Price and Effective Date. Each purchase of shares made directly with the Fund is made at its net asset value (see Net
Asset Value) next determined after receipt of an order in good form, including receipt of payment as follows:

     A purchase by check or wire transfer is made at the net asset value next determined after Young Investor Fund receives the check or wire transfer of funds in payment of the purchase.

     A purchase by electronic transfer is made at the net asset value next determined after Young Investor Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment instruction received by telephone on a business day before 3:00 p.m., central time, is effective on the next business day.

     Each purchase of Young Investor Fund shares through an Intermediary that is an authorized agent of the Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.


HOW TO REDEEM SHARES

By Written Request. You may redeem all or a portion of your shares of Young Investor Fund by submitting a written request in "good order" to SteinRoe Services Inc., P.O. Box 8900, Boston, MA 02205. Participants in the Stein Roe Counselor [service mark] program should send redemption requests to SteinRoe Services Inc., P.O. Box 803938, Chicago, IL 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:


(1) The request must be in writing, in English, and must indicate the number of shares or the dollar amount to be redeemed and identify the shareholder's account number;

(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The signatures on the written redemption request must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and Young Investor Fund by verifying your signature);
(4) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.


By Exchange. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully.
The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased. An exchange may be made by following the redemption procedure described under By Written Request and indicating the no-load Stein Roe Fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)


Special Redemption Privileges. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

     The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions may not be used to redeem shares held by a tax-sheltered retirement plan sponsored by Stein Roe. (See also General Redemption Policies.)


     Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four
Telephone Exchange round-trips per year and Young Investor Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of Young Investor Fund into another no-load Stein Roe Fund, and then back to Young Investor Fund). In addition, Investment Trust's general redemption policies apply to redemptions of shares by Telephone Exchange.
(See General Redemption Policies.)


     Investment Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. Investment Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects Young Investor Fund. Therefore, regardless of the number of telephone exchange round-trips made by an investor, Investment Trust generally will not honor requests for Telephone Exchanges by shareholders identified by Investment Trust as "market-timers" if the officers of the Trust determine the order not to be in the best interests of the Trust or its shareholders. Investment Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets other than for investment considerations. Moreover, Investment Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of Young Investor Fund, Investment Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect Young Investor Fund. If Investment Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares- -By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.


     Automatic Exchanges.  You may use the Automatic Exchange
Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis.


     Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

     Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

     Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"--see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 3:00 p.m., central time, is deemed received on the next business day.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. Investment Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. Investment Trust reserves the right to require a properly completed application before making payment for shares redeemed.

     The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.


     Investment Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, Investment Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, Investment Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Investment Trust recommends that your purchase be made by federal funds wire through your bank.


     Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

     Investment Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

     Neither Investment Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. Young Investor Fund employs procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes Young Investor Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform Young Investor Fund immediately if there is a problem. If Young Investor Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.


     Investment Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. Investment Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to Stein Roe IRAs, other Stein Roe prototype retirement plans, accounts with automatic investment plans (unless regular investments have been discontinued), or omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections.

     Shares in any account you maintain with Young Investor Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).



SHAREHOLDER SERVICES

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of Young Investor Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or through an automatic investment plan will be confirmed to you quarterly. Investment Trust will send you quarterly materials on Young Investor Fund and portfolio holdings, will send you semiannual and annual reports, and will provide you annually with tax information.

     To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you wish to receive additional copies free of charge. This policy may not apply if you purchased shares through an Intermediary.

Funds-on-Call [registered mark] Automated Telephone Service. To access Stein Roe Funds-on-Call [registered mark], just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered mark] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week. You also may use Funds-on-Call [registered mark] to make Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How
to Redeem Shares.)   Information regarding your account is
available to you via Funds-on-Call [registered mark] only after you follow an activation process the first time you call. Your account information is protected by a personal identification number (PIN) that you establish.

Stein Roe Counselor [service mark] Program. The Stein Roe Counselor [service mark] program is a professional investment advisory service available to shareholders. This program is designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds.


Tax-Sheltered Retirement Plan. Booklets describing the Individual Retirement Account ("IRA") program and special forms necessary for establishing it are available on request. IRAs are available for employed persons and their non-employed spouses. You may use all of the no-load Stein Roe Funds, except those investing primarily in tax-exempt securities, in the plan. Please read the prospectus for each fund in which you plan to invest before making your investment.


Special Services. The following special services are available to shareholders. Please call 800-338-2550 or write Investment Trust for additional information and forms.


     Dividend Purchase Option--diversify your Fund investments by having distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

     Automatic Dividend Deposit (electronic transfer)--have income dividends and capital gains distributions deposited directly into your bank account.

     Telephone Redemption by Check Privilege ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your application. (See How to Redeem Shares--Special
Redemption Privileges.)

     Telephone Redemption by Wire Privilege--redeem shares from your account by phone and have the proceeds transmitted by wire to your bank account ($1,000 minimum; $100,000 maximum).

     Special Redemption Option (electronic transfer)--redeem shares at any time and have the proceeds deposited directly to your bank account ($50 minimum; $100,000 maximum).

     Regular Investments (electronic transfer)--purchase Fund shares at regular intervals directly from your bank account ($50 minimum; $100,000 maximum).

     Special Investments (electronic transfer)--purchase Fund shares by telephone and pay for them by electronic transfer of funds from your bank account ($50 minimum; $100,000 maximum).

     Automatic Exchange Plan--automatically redeem a fixed dollar amount from your Fund account and invest it in another no-load Stein Roe Fund account on a regular basis ($50 minimum;
$100,000 maximum).

     Automatic Redemptions (electronic transfer)--have a fixed dollar amount redeemed and sent at regular intervals directly to your bank account ($50 minimum; $100,000 maximum).

     Systematic Withdrawals--have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.



NET ASSET VALUE


The purchase or redemption price of Young Investor Fund's shares is its net asset value per share. The net asset value of a share of Young Investor Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Growth Investor Portfolio allocates net asset value, income, and expenses to Young Investor Fund and any other of its feeder funds in proportion to their respective interests in Growth Investor Portfolio.


     Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

     Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

     Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by Stein Roe. If Stein Roe believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.


DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are normally declared and paid annually. Young Investor Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.


     All of your income dividends and capital gains distributions will be reinvested in additional shares of Young Investor Fund unless you elect to have distributions either (1) paid by check;
(2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another Stein Roe Fund; or (4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment into the same Fund account normally occurs one business day after the record date. Investment of distributions into another Stein Roe Fund account occurs on the payable date.
If a shareholder elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the transfer agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. If you choose to receive your distributions in cash, your distribution check normally will be mailed approximately 15 days after the record date. Investment Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


Income Taxes. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in Jan. but was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you may not be required to pay tax on these amounts.

     If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gains distributions you have received with respect to those shares.

     The Taxpayer Relief Act of 1997 (the "Act") reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held for more than 18 months and sold after July 28, 1997, and securities held for more than one year and sold between May 6, 1997 and July 29, 1997.

     For federal income tax purposes, Young Investor Fund is treated as a separate taxable entity distinct from the other series of Investment Trust.

     This discussion of taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

Backup Withholding. Investment Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you--generally redemption proceeds. Backup withholding may be required if:

- You fail to furnish your properly certified Social Security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs Investment Trust that your tax identification number is incorrect.

     These certifications are contained in the application that you should complete and return when you open an account. Young Investor Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for Young Investor Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.


INVESTMENT RETURN

The total return from an investment in Young Investor Fund is measured by the distributions received (assuming reinvestment of dividends and capital gains), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.


     Comparison of Young Investor Fund's total return with alternative investments should consider differences between Young Investor Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is no guarantee of future results.



MANAGEMENT

Trustees and Adviser. The Board of Trustees of Investment Trust and the Board of Trustees of Base Trust have overall management responsibility for Young Investor Fund and Growth Investor Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since Investment Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Young Investor Fund and Growth Investor Portfolio.

     Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the business affairs of Young Investor Fund, Growth Investor Portfolio, and the Trusts and the investment portfolio of Growth Investor Portfolio, subject to the direction of the respective Boards. Stein Roe is registered as an investment adviser under the Investment Advisers Act of 1940. Stein Roe (and its predecessor) has advised and managed mutual funds since 1949. Stein Roe is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers. Erik P. Gustafson and David P. Brady have been portfolio managers of Growth Investor Portfolio since its inception in 1997. Mr. Gustafson had been portfolio manager of Young Investor Fund since Feb. 1995 and Mr. Brady since Mar. 1995. As of Sept. 30, 1997, Messrs. Gustafson and Brady were responsible for co-managing $1.2 billion and $475 million in mutual fund net assets, respectively.

     Mr. Gustafson is a senior vice president of Stein Roe and Mr. Brady is a vice president of Stein Roe. Before joining Stein Roe, Mr. Gustafson was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot from 1989 to 1992. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees from Florida State University (1989). Mr. Brady, who joined Stein Roe in 1993, was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona (1986), and an M.B.A. from the University of Chicago (1989).


Fees and Expenses. In return for its services, Stein Roe is entitled to receive an administrative fee from Young Investor Fund at an annual rate of .20% of the first $500 million of average net assets, .15% of the next $500 million, and .125% thereafter; and a management fee from Growth Investor Portfolio at an annual rate of
 .60% of the first $500 million, .55% of the next $500 million, and .50% thereafter. Prior to Feb. 3, 1997, the management fee was paid by Young Investor Fund. For the fiscal year ended Sept. 30, 1997, total expenses amounted to 1.49% of average net assets of Young Investor Fund. At September 30, 1997, Young Investor Fund owned 99.98% of Growth Investor Portfolio.


     Because Young Investor Fund also has as an objective being an educational experience for investors, its non-advisory expenses may be higher than other mutual funds due to regular educational and other reporting to shareholders.

     Under a separate agreement with each Trust, Stein Roe provides certain accounting and bookkeeping services to Young
Investor Fund and Growth Investor Portfolio, including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

Portfolio Transactions. Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, Stein Roe seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent. SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.


Distributor. Shares of Young Investor Fund are distributed by Liberty Financial Investments, Inc., One Financial Center, Boston, Massachusetts 02111, a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. Shares of Young Investor Fund are offered for sale without any sales commissions or charges to the Fund or to its shareholders. All distribution and promotional expenses are paid by Stein Roe, including payments to the Distributor for sales of shares. All correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send orders to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.


Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Young Investor Fund and Growth Investor Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)


ORGANIZATION AND DESCRIPTION OF SHARES

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

     The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


     As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.


MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS


Young Investor Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Young Investor Fund.
The shareholders of Young Investor Fund approved this policy of permitting Young Investor Fund to act as a feeder fund by investing in Growth Investor Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Young Investor Fund and Growth Investor Portfolio. The management fees and expenses of Young Investor Fund and Growth Investor Portfolio are described under Fee Table and Management. Young Investor Fund bears its proportionate share of Growth Investor Portfolio's expenses.


     Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     SR&F Growth Investor Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Young Investor Fund and other investors in Growth Investor Portfolio will be liable for all obligations of Growth Investor Portfolio that are not satisfied by Growth Investor Portfolio. However, the risk of Young Investor Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and Growth Investor Portfolio was unable to meet its obligations. Accordingly, the trustees of Investment Trust believe that neither Young Investor Fund nor its shareholders will be adversely affected by reason of Young Investor Fund's investing in Growth Investor Portfolio.

     The Declaration of Trust of Base Trust provides that Growth Investor Portfolio will terminate 120 days after the withdrawal of Young Investor Fund or any other investor in Growth Investor Portfolio, unless the remaining investors vote to agree to continue the business of Growth Investor Portfolio. The trustees of Investment Trust may vote Young Investor Fund's interests in Growth Investor Portfolio for such continuation without approval of Young Investor Fund's shareholders.

     The common investment objective of Young Investor Fund and Growth Investor Portfolio is nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Young Investor Fund's shareholders.

     The fundamental policies of Young Investor Fund and the corresponding fundamental policies of Growth Investor Portfolio can be changed only with shareholder approval. If Young Investor Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of Growth Investor Portfolio or any other matter pertaining to Growth Investor Portfolio (other than continuation of the business of Growth Investor Portfolio after withdrawal of another investor), Young Investor Fund will solicit proxies from its shareholders and vote its interest in Growth Investor Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Young Investor Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in Growth Investor Portfolio, they could have voting control over Growth Investor Portfolio.

     In the event that Growth Investor Portfolio's fundamental policies were changed so as to be inconsistent with those of Young Investor Fund, the Board of Trustees of Investment Trust would consider what action might be taken, including changes to Young Investor Fund's fundamental policies, withdrawal of Young Investor Fund's assets from Growth Investor Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of Young Investor Fund's shareholders. Young Investor Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Young Investor Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Young Investor Fund. Should such a distribution occur, Young Investor Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Young Investor Fund and could affect the liquidity of Young Investor Fund.

     Each investor in Growth Investor Portfolio, including Young Investor Fund, may add to or reduce its investment in Growth Investor Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Growth Investor Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Growth Investor Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Growth Investor Portfolio by all investors in Growth Investor Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Growth Investor Portfolio as of the close of business.

     Base Trust may permit other investment companies and/or other institutional investors to invest in Growth Investor Portfolio, but members of the general public may not invest directly in Growth Investor Portfolio. Other investors in Growth Investor Portfolio are not required to sell their shares at the same public offering price as Young Investor Fund, might incur different administrative fees and expenses than Young Investor Fund, and might charge a sales commission. Therefore, Young Investor Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Growth Investor Portfolio. Investment by such other investors in Growth Investor Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of Growth Investor Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in Growth Investor Portfolio could result in untimely liquidations of Growth Investor Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Growth Investor Portfolio as a percentage of Growth Investor Portfolio's net assets. As a result, Growth Investor Portfolio's security holdings may become less diverse, resulting in increased risk.

     Information regarding other investors in Growth Investor Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

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The Stein Roe Funds
Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Growth Opportunities Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


Stein Roe Mutual Funds
P.O. Box 8900
Boston, Massachusetts 02205-0593
Financial Advisors call: 1-800-322-0593
Shareholders call: 1-800-338-2550
www.steinroe.com

In Chicago, visit our Fund Center at One South Wacker Drive, Suite 3200

Liberty Financial Investments, Inc., Distributor
Member SIPC

[STEIN ROE MUTUAL FUNDS LOGO]

PROSPECTUS  Feb. 2, 1998
Defined Contribution Plans

Stein Roe Growth & Income Fund


The investment objective of Growth & Income Fund is to provide both growth of capital and current income. Growth & Income Fund invests all of its net investable assets in SR&F Growth & Income Portfolio, which has the same investment objective and substantially the same investment policies as Growth & Income Fund. The investment experience of Growth & Income fund will correspond to Growth & Income Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.)


This prospectus relates only to shares of Growth & Income Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

Growth & Income Fund is a "no-load" fund. There are no sales or redemption charges, and Growth & Income Fund has no 12b-1 plan. Growth & Income Fund is a series of the Stein Roe Investment Trust and Growth & Income Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

This prospectus contains information you should know before investing in Growth & Income Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Mutual Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               Table of Contents
                                     Page
Fee Table............................ 2
Financial Highlights..................2
The Fund..............................3
Investment Policies...................4
Portfolio Investments and Strategies..4
Investment Restrictions.............. 6
Risks and Investment Considerations.. 7
How to Purchase Shares................7
How to Redeem Shares................. 8
Net Asset Value...................... 8
Distributions and Income Taxes........9
Investment Return.....................9
Management........................... 9
Organization and Description of
  Shares.............................11
Master Fund/Feeder Fund: Structure
   and Risk Factors..................11
For More Information................ 13

__________________________
Fee Table
Shareholder Transaction Expenses
Sales Load Imposed on Purchases              None
Sales Load Imposed on Reinvested Dividends   None
Deferred Sales Load                          None
Redemption Fees                              None
Exchange Fees                                None
Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees           0.75%
12b-1 Fees                                   None
Other Expenses                               0.38%
                                             -----
Total Operating Expenses                     1.13%
                                             =====

Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

       1 year         3 years         5 years         10 years
        $12            $36              $62              $137

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Growth & Income Fund. The table is based upon actual expenses incurred in the last fiscal year.

Growth & Income Fund pays the Adviser an administrative fee based on Growth & Income Fund's average daily net assets, and Growth & Income Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both Growth & Income Fund and Growth & Income Portfolio are summarized in the Fee Table. (The fees are described under Management.) Growth & Income Fund bears its proportionate share of Portfolio fees and expenses. The trustees of Stein Roe Investment Trust ("Investment Trust") have considered whether the annual operating expenses of Growth & Income Fund, including its share of the expenses of Growth & Income Portfolio, would be more or less than if Growth & Income Fund invested directly in the securities held by Growth & Income Portfolio. The trustees concluded that Growth & Income Fund's expenses would not be greater in such case.

For purposes of the Example above, the figures assume that the percentage amounts listed for under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gains distributions are reinvested in additional Fund shares; and that, for purposes of fee breakpoints, Growth & Income Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Growth & Income Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of Growth & Income Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. This table should be read in conjunction with Growth & Income Fund's financial statements and notes thereto. The annual report, which may be obtained from Investment Trust without charge upon request, contains additional performance information.

                     Nine
                     Months
                    Ended
                     Sept. 30,                                  Years Ended Sept. 30,
                      1988     1989    1990     1991     1992     1993      1994      1995      1996      1997
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Net Asset Value,
 Beginning of
 Period             $10.49   $ 8.88   $11.34   $10.49   $12.27   $13.42    $14.83     $14.54   $16.65    $18.39
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Income from Investment
 Operations
Net investment income 0.17     0.22     0.26     0.26     0.19      0.17     0.18       0.34     0.27     0.30
Net realized and
 unrealized gains
 (losses) on
 investments         (1.64)    2.46    (0.85)    2.17     1.49      2.16     0.40       2.56     3.22     5.15
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Total from invest-
 ment operations     (1.47)    2.68    (0.59)    2.43     1.68      2.33     0.58       2.90     3.49     5.45
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Distributions
Net investment
 Income              (0.14)   (0.22)   (0.26)   (0.29)   (0.18)    (0.16)   (0.16)     (0.20)   (0.32)    (0.28)
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Net realized capital
 gains                  --       --       --    (0.36)   (0.35)    (0.76)   (0.71)     (0.59)   (1.43)    (0.65)
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Total distributions  (0.14)   (0.22)   (0.26)   (0.65)   (0.53)    (0.92)   (0.87)     (0.79)   (1.75)    (0.93)
                    ------   ------   ------   ------   ------   ------    ------     ------   ------    ------
Net Asset Value, End
 of Period          $ 8.88   $11.34   $10.49   $12.27   $13.42    $14.83   $14.54     $16.65   $18.39    $22.91
                    ======   ======   ======   ======   ======    ======   ======     ======   ======    ======
Ratio of net expenses
 to average net
 assets (b)          1.47%    1.24%    1.08%    1.00%    0.97%     0.88%    0.90%      0.96%    1.18%      1.13%
Ratio of net
 investment income
 to average net
 assets (c)          2.03%    2.28%    2.40%    2.27%    1.46%     1.23%    1.18%      1.78%    1.65%      1.52%
Portfolio turnover
 rate                 105%      63%      51%      48%      40%       50%      85%        70%      13%         2%(a)
Average commissions
 (per share)           --       --       --       --       --        --        --        --   $0.0683    $0.0647(a)
Total return       (13.90%)  30.63%   (5.25%)  24.12%   14.00%    17.98%     4.03%    21.12%   22.67%     30.81%
Net assets,
 end of period
 (000 omitted)     $23,002  $32,562  $43,446  $54,820  $70,724  $100,365  $129,680  $139,539  $204,387  $337,466

*Annualized.
(a) Prior to commencement of operations of Growth & Income
Portfolio.  The portfolio turnover rate for Growth & Income
Portfolio from Feb. 3, 1997 was 7%.
(b) If Growth & Income Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.09% for the year ended Sept. 30, 1990.
(c) Computed giving effect to the Adviser's expense limitation undertaking.

__________________________
The Fund

Stein Roe Growth & Income Fund ("Growth & Income Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Growth & Income Fund does not impose commissions or charges when shares are purchased or redeemed.

Growth & Income Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment management, administrative, and bookkeeping and accounting services to Growth & Income Fund and Growth & Income Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

On Feb. 3, 1997, Growth & Income Fund became a "feeder fund"--that is, it invested all of its assets in SR&F Growth & Income Portfolio ("Growth & Income Portfolio"), a "master fund" that has an investment objective identical to that of Growth & Income Fund. Growth & Income Portfolio is a series of SR&F Base Trust ("Base Trust"). Before converting to a feeder fund, Growth & Income Fund invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of Growth & Income Portfolio, Growth & Income Fund's master fund, are managed by the Adviser in the same manner as the assets of Growth & Income Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)
__________________________
Investment Policies

The investment objective of Growth & Income Fund is to provide both growth of capital and current income. Growth & Income Fund invests all of its net investable assets in Growth & Income Portfolio, which has the same investment objective and substantially the same investment policies as Growth & Income Fund. It is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income. Growth & Income Portfolio invests primarily in well-established companies whose common stocks are believed to have the potential both to appreciate in value and to pay dividends to shareholders.

Although it may invest in a broad range of securities (including common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), normally Growth & Income Portfolio emphasizes investments in equity securities of companies having market capitalizations in excess of $1 billion. Securities of these well-established companies are believed to be generally less volatile than those of companies with smaller capitalizations because companies with larger capitalizations tend to have experienced management; broad, highly diversified product lines; deep resources; and easy access to credit.

Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.
__________________________
Portfolio Investments and Strategies

Debt Securities.
In pursuing its investment objective, Growth & Income Portfolio may invest in debt securities of corporate and governmental issuers. Investment in debt securities is limited to those that are rated within the four highest grades (generally referred to as investment grade). Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by Growth & Income Portfolio is lost or reduced below investment grade, Growth & Income Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether Growth & Income Portfolio should continue to hold the security. When the Adviser deems a temporary defensive position advisable, Growth & Income Portfolio may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

Foreign Securities.
Growth & Income Portfolio may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, Growth & Income Portfolio is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) Growth & Income Portfolio may invest in sponsored and unsponsored ADRs. In addition to, or in lieu of, such direct investment, Growth & Income Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, Growth & Income Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. Growth & Income Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, Growth & Income Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of Sept. 30, 1997, Growth & Income Portfolio's holdings of foreign companies amounted to 3.1% of average net assets (0.5% in foreign securities and 2.6% in ADRs).

When-Issued and Delayed-Delivery Securities.
Growth & Income Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth & Income Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth & Income Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Growth & Income Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. It may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

Portfolio Turnover
Although Growth & Income Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes and Financial Highlights.)

Derivatives.
Consistent with its objective, Growth & Income Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Growth & Income Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Growth & Income Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Growth & Income Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Growth & Income Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth & Income Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box.
Growth & Income Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect Growth & Income Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.
__________________________
Investment Restrictions

Each of Growth & Income Fund and Growth & Income Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither Growth & Income Fund nor Growth & Income Portfolio will invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent Growth & Income Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
-------
/1/ A repurchase agreement involves a sale of securities to Growth & Income Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth & Income Portfolio could experience both losses and delays in liquidating its collateral.
-------

Neither Growth & Income Fund nor Growth & Income Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Growth & Income Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

While neither Growth & Income Fund nor Growth & Income Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

Growth & Income Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third and fourth paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Growth & Income Fund and Growth & Income Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to Growth & Income Fund's shareholders. Any such change may result in Growth & Income Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in Growth & Income Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Growth & Income Fund is designed for long-term investors who desire to participate in the stock market with moderate investment risk while seeking to limit market volatility. Growth & Income Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. It may, however, under abnormal circumstances, invest up to 25% of net assets in a particular industry or group of industries. There can be no guarantee that Growth & Income Fund will achieve its objective.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.
__________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of Growth & Income Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at Growth & Income Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by Growth & Income Fund. Each purchase of shares through a broker-dealer, bank, or other intermediary ("Intermediary") that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

Each purchase order must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of Growth & Income Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of Growth & Income Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed quarterly.  All other purchases and redemptions will be confirmed as transactions occur.
__________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Growth & Income Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of Growth & Income Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Growth & Income Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. Growth & Income Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by Investment Trust. Investment
Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon Growth & Income Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
______________________________
Net Asset Value

The purchase or redemption price of Growth & Income Fund's shares is its net asset value per share. The net asset value of a share of Growth & Income Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time. Growth & Income Portfolio allocates net asset value, income, and expenses to Growth & Income Fund and any other of its feeder funds in proportion to their respective interests in Growth & Income Portfolio.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
Distributions and Income Taxes

Distributions.
Income dividends are normally declared and paid each calendar quarter. However, because Growth & Income Fund is required to distribute at least 98% of its net investment income by the end of the calendar year, an additional dividend may be declared near year end. Growth & Income Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from Growth & Income Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of Growth & Income Fund.

Income Taxes.
Growth & Income Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. Growth & Income Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Growth & Income Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Growth & Income Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of Growth & Income Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in Growth & Income Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
Investment Return

The total return from an investment in Growth & Income Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Growth & Income Fund's total return with alternative investments should consider differences between Growth & Income Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Growth & Income Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is no guarantee of future results.
__________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of Investment Trust and the Board of Base Trust have overall management responsibility for Growth & Income Fund and Growth & Income Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since Investment Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Growth & Income Fund and Growth & Income Portfolio.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing Growth & Income Fund and Growth & Income Portfolio, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers.
Daniel K. Cantor has been portfolio managers of Growth & Income Portfolio since its inception in 1997. He had been portfolio manager of Growth & Income Fund since 1995. Mr. Cantor is a senior vice president of the Adviser, which he joined in 1985. A chartered financial analyst, he received a B.A. degree from the University of Rochester (1981) and an M.B.A. from the Wharton School of the University of Pennsylvania (1985). As of Sept. 30, 1997, Mr. Cantor was responsible for managing $338 million in mutual fund net assets. Jeffrey C. Kinzel is associate portfolio manager. Mr. Kinzel received a B.A. from Northwestern University
(1979), a J.D. from the University of Michigan Law School (1983), and an M.B.A. from the Wharton School of the University of Pennsylvania (1991). Mr. Kinzel is a vice president and intermediate research analyst with the Adviser. Before joining the Adviser in 1991 as an equity research analyst, Mr. Kinzel was employed by the law firm of Butler and Binion; the law firm of Miller, Canfield, Paddock and Stone; and 1838 Investment Advisers.

Fees and Expenses.
In return for its services, the Adviser is entitled to receive a management fee from Growth & Income Portfolio based on an annual rate of .60% of the first $500 million of average net assets, .55% of the next $500 million, and .50% thereafter; and an administrative fee from Growth & Income Fund based on an annual rate of .15% of the first $500 million, .125% of the next $500 million, and .10% thereafter. Prior to conversion to the master fund/feeder fund structure on Feb. 3, 1997, the management fee was paid by Growth & Income Fund. For the fiscal year ended Sept. 30, 1997, total expenses amounted to 1.13% of the average net assets of Growth & Income Fund. At Sept. 30, 1997, Growth & Income Fund owned 99.97% of Growth & Income Portfolio.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Growth & Income Fund and Growth & Income Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of Growth & Income Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to Growth & Income Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Growth & Income Fund and Growth & Income Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
Organization and Description of Shares

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

__________________________
Master Fund/Feeder Fund:
Structure and Risk Factors

Growth & Income Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Growth & Income Fund. The shareholders of Growth & Income Fund approved this policy of permitting Growth & Income Fund to act as a feeder fund by investing in Growth & Income Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Growth & Income Fund and Growth & Income Portfolio. The management fees and expenses of Growth & Income Fund and Growth & Income Portfolio are described under Fee Table and Management. Growth & Income Fund bears its proportionate share of Growth & Income Portfolio's expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Growth & Income Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Growth & Income Fund and other investors in Growth & Income Portfolio will be liable for all obligations of Growth & Income Portfolio that are not satisfied by Growth & Income Portfolio. However, the risk of Growth & Income Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and Growth & Income Portfolio was unable to meet its obligations. Accordingly, the trustees of Investment Trust believe that neither Growth & Income Fund nor its shareholders will be adversely affected by reason of Growth & Income Fund's investing in Growth & Income Portfolio.

The Declaration of Trust of Base Trust provides that Growth & Income Portfolio will terminate 120 days after the withdrawal of Growth & Income Fund or any other investor in Growth & Income Portfolio, unless the remaining investors vote to agree to continue the business of Growth & Income Portfolio. The trustees of Investment Trust may vote Growth & Income Fund's interests in Growth & Income Portfolio for such continuation without approval of Growth & Income Fund's shareholders.

The common investment objective of Growth & Income Fund and Growth & Income Portfolio is nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Growth & Income Fund's shareholders.

The fundamental policies of Growth & Income Fund and the corresponding fundamental policies of Growth & Income Portfolio can be changed only with shareholder approval. If Growth & Income Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of Growth & Income Portfolio or any other matter pertaining to Growth & Income Portfolio (other than continuation of the business of Growth & Income Portfolio after withdrawal of another investor), Growth & Income Fund will solicit proxies from its shareholders and vote its interest in Growth & Income Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Growth & Income Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in Growth & Income Portfolio, they could have voting control over Growth & Income Portfolio.

In the event that Growth & Income Portfolio's fundamental policies were changed so as to be inconsistent with those of Growth & Income Fund, the Board of Trustees of Investment Trust would consider what action might be taken, including changes to Growth & Income Fund's fundamental policies, withdrawal of Growth & Income Fund's assets from Growth & Income Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of Growth & Income Fund's shareholders. Growth & Income Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Growth & Income Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Growth & Income Fund. Should such a distribution occur, Growth & Income Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Growth & Income Fund and could affect the liquidity of Growth & Income Fund.

Each investor in Growth & Income Portfolio, including Growth & Income Fund, may add to or reduce its investment in Growth & Income Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Growth & Income Portfolio will be computed as the percentage equal to the fraction
(i) the numerator of which is the beginning of the day value of such investor's investment in Growth & Income Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Growth & Income Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Growth & Income Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Growth & Income Portfolio by all investors in Growth & Income Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Growth & Income Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Growth & Income Portfolio, but members of the general public may not invest directly in Growth & Income Portfolio. Other investors in Growth & Income Portfolio are not required to sell their shares at the same public offering price as Growth & Income Fund, might incur different administrative fees and expenses than Growth & Income Fund, and might charge a sales commission. Therefore, Growth & Income Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Growth & Income Portfolio. Investment by such other investors in Growth & Income Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of Growth & Income Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in Growth & Income Portfolio could result in untimely liquidations of Growth & Income Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Growth & Income Portfolio as a percentage of Growth & Income Portfolio's net assets. As a result, Growth & Income Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in Growth & Income Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
__________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about Growth & Income Fund.
________________

[STEIN ROE MUTUAL FUNDS LOGO]

PROSPECTUS  Feb. 2, 1998
Defined Contribution Plans

Stein Roe International Fund


The investment objective of International Fund is to provide long-term growth of capital. International Fund invests all of its net investable assets in SR&F International Portfolio, which has the same investment objective and substantially the same investment policies as International Fund. The investment experience of International Fund will correspond to International Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.) International Portfolio invests in a diversified portfolio of foreign securities.


This prospectus relates only to shares of International Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

International Fund is a "no-load" fund. There are no sales or redemption charges, and International Fund has no 12b-1 plan. International Fund is a series of the Stein Roe Investment Trust and International Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

This prospectus contains information you should know before investing in International Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Mutual Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
                                         Page
Fee Table................................. 2
Financial Highlights.......................2
The Fund...................................3
Investment Policies........................4
Portfolio Investments and Strategies.......5
Investment Restrictions................... 7
Risks and Investment Considerations....... 8
How to Purchase Shares.................... 9
How to Redeem Shares...................... 9
Net Asset Value.......................... 10
Distributions and Income Taxes............10
Investment Return.........................11
Management................................11
Organization and Description of Shares....12
Master Fund/Feeder Fund: Structure
   and Risk Factors.......................13
For More Information......................14

__________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases               None
Sales Load Imposed on Reinvested Dividends    None
Deferred Sales Load                           None
Redemption Fees                               None
Exchange Fees                                 None
Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees            1.00%
12b-1 Fees                                    None
Other Expenses                                0.55%
                                              -----
Total Operating Expenses                      1.55%
                                              =====

Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

            1 year      3 years      5 years      10 years
             $16          $49          $84          $185

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in International Fund. The information in the table is based upon actual expenses incurred in the last fiscal year.

International Fund pays the Adviser an administrative fee based on the Fund's average daily net assets, and International Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both International Fund and International Portfolio are summarized in the Fee Table. (The fees are described under Management.) International Fund bears its proportionate share of Portfolio expenses. The trustees of Stein Roe Investment Trust ("Investment Trust") have considered whether the annual operating fees and expenses of International Fund, including its share of the expenses of International Portfolio, would be more or less than if International Fund invested directly in the securities held by International Portfolio. The trustees concluded that International Fund's expenses would not be greater in such case.

For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods and that all income dividends and capital gains distributions are reinvested in additional International Fund shares. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing International Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of International Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. This table should be read in conjunction with International Fund's financial statements and notes thereto. The annual report, which may be obtained from Investment Trust without charge upon request, contains additional performance information.

Period Ended
                           Sept. 30,        Years Ended Sept. 30,
                             1994 (a)      1995      1996       1997
                           ------------   -------   ------     -------
Net Asset Value, Beginning
  of Period                 $10.00        $10.61    $10.25     $10.96
                            ------        ------    ------     ------
Income from Investment
  Operations
  Net investment income       0.03          0.12      0.09       0.06
  Net realized and un-
  realized gains (losses)
  on investments              0.58         (0.26)     0.74       0.99
                             -----         -----     -----      -----
   Total from investment
    operations                0.61         (0.14)     0.83       1.05
                             -----         -----     -----       ----
Distributions
  Net investment income         --         (0.05)    (0.12)     (0.08)
  Net realized capital
   gains                        --         (0.17)       --      (0.14)
                             -----         -----     -----       ----
Total distributions             --         (0.22)    (0.12)     (0.22)
                             -----         -----     -----       ----
Net Asset Value, End of
  Period                    $10.61        $10.25    $10.96     $11.79
                            ======        ======    ======     ======
Ratio of net expenses to
  average net assets        *1.61%         1.59%     1.51%      1.55%
Ratio of net investment
  income to average net
  assets                    *0.61%         1.41%     1.01%      0.55%
Portfolio turnover rate        48%           59%       42%        11%(b)
Average commissions
  (per share) (c)              --            --    $0.0010    $0.0067(b)
Total return                 6.10%        (1.28%)    8.23%     9.84%
Net assets, end of
  period (000 omitted)     $74,817       $83,020  $135,545  $166,088
------------------
*Annualized.
(a) From commencement of operations on Mar. 1, 1994.
(b) Prior to commencement of operations of International Portfolio.
(c) Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
__________________________
The Fund

Stein Roe International Fund ("International Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. International Fund does not impose commissions or charges when shares are purchased or redeemed.

International Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment management, administrative, and bookkeeping and accounting services to International Fund and International Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

On Feb. 3, 1997, International Fund became a "feeder fund"--that is, it invested all of its assets in SR&F International Portfolio ("International Portfolio"), a "master fund" that has an investment objective identical to that of International Fund. International Portfolio is a series of SR&F Base Trust ("Base Trust"). Before converting to a feeder fund, International Fund invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds . The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of International Portfolio, International Fund's master fund, are managed by the Adviser in the same manner as the assets of International Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)
__________________________
Investment Policies

The investment objective of International Fund is to seek long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. International Fund invests all of its net investable assets in International Portfolio, which has the same investment objective and substantially the same investment policies as International Fund. Current income is not a primary factor in the selection of portfolio securities. International Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). International Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

International Portfolio diversifies its investments among several countries and does not concentrate investments in any particular industry. In pursuing its objective, International Portfolio varies the geographic allocation and types of securities in which it invests based on the Adviser's continuing evaluation of economic, market, and political trends throughout the world. While International Portfolio has not established limits on geographic asset distribution, it ordinarily invests in the securities markets of at least three countries outside the United States, including but not limited to Western European countries (such as Belgium, France, Germany, Ireland, Italy, The Netherlands, the countries of Scandinavia, Spain, Switzerland, and the United Kingdom); countries in the Pacific Basin (such as Australia, Hong Kong, Japan, Malaysia, the Philippines, Singapore, and Thailand); and countries in the Americas (such as Argentina, Brazil, Colombia, and Mexico). In addition, it does not currently intend to invest more than 2% of its total assets in Russian securities. As of Sept. 30, 1997, International Portfolio had more than 5% of its total assets in each of the following countries:

Countries        Market Value   Percentage of
                  (in 000s)     Total Assets
Japan              $27,678        16.44%
United Kingdom      16,881        10.02
Germany             12,204         7.25
France              11,503         6.83
Finland             11,144         6.62

Under normal market conditions, International Portfolio will invest at least 65% of its total assets (taken at market value) in foreign securities. If, however, investments in foreign securities appear to be relatively unattractive in the judgment of the Adviser because of current or anticipated adverse political or economic conditions, International Portfolio may hold cash or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, International Portfolio may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and foreign money market positions).

In the past, the U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as International Portfolio. If such restrictions should be reinstated, it might become necessary for International Portfolio to invest all or substantially all of its assets in U.S. securities. In such an event, International Portfolio would review its investment objective and policies to determine whether changes are appropriate.

International Portfolio may purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary
Receipts (EDRs), or other securities representing underlying shares of foreign issuers. International Portfolio may invest in sponsored or unsponsored ADRs. (For a description of ADRs and EDRs, see the Statement of Additional Information.)

Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.
__________________________
Portfolio Investments and Strategies

Derivatives.
Consistent with its objective, International Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts, futures options; forward contracts; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. International Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, futures options, and forward contracts.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, International Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes, or other benchmarks. International Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, International Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when International Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Debt Securities.
In pursuing its investment objective, International Portfolio may invest up to 35% of its total assets in debt securities. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth highest grade may possess speculative characteristics. If the rating of a security held by International Portfolio is lost or reduced below investment grade, International Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether International Portfolio should continue to hold the security.

Settlement Transactions.
When International Portfolio enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, International Portfolio is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, International Portfolio may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Known as "transaction hedging," this may be accomplished by purchasing or selling such foreign securities on a "spot," or cash, basis. Transaction hedging also may be accomplished on a forward basis, whereby International Portfolio purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. In so doing, International Portfolio will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Similar transactions may be entered into by using other currencies if International Portfolio seeks to move investments denominated in one currency to investments denominated in another.

Currency Hedging.
Most of the portfolio will be invested in foreign securities. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency to moderate potential changes in the U.S. dollar value of the portfolio, International Portfolio may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency)-- through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "currency hedging." By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of the portfolio only during the period of the forward contract. Forward contracts usually are entered into with banks and broker-dealers; are not exchange traded; and although they are usually less than one year, may be renewed. A default on the contract would deprive International Portfolio of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

Neither type of foreign currency transaction will eliminate fluctuations in the prices of International Portfolio's portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency exchange contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency. (For further information on forward foreign currency exchange transactions, see the Statement of Additional Information.)

Other Techniques.
International Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time International Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. International Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. International Portfolio may utilize spot and forward foreign exchange transactions to reduce the risk caused by exchange rate fluctuations between one currency and another when securities are purchased or sold on a when-issued basis. It may also invest in synthetic money market instruments. It may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

Short Sales Against the Box.
International Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect International Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Portfolio Turnover.
Although International Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions.
Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) International Fund is not intended to be an income-producing investment.
__________________________
Investment Restrictions

Each of International Fund and International Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither International Fund nor International Portfolio will invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent International Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
-------
/1/ A repurchase agreement involves a sale of securities to International Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, International Portfolio could experience both losses and delays in liquidating its collateral.
-------

Neither International Fund nor International Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. International Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

While neither International Fund nor International Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

International Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third, and fourth paragraphs of this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of International Fund and International Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to International Fund's shareholders. Any such change may result in International Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in International Fund. All of the investment restrictions are set forth in the Statement of Additional Information.

Nothing in the investment restrictions outlined here shall be deemed to prohibit International Portfolio from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to International Fund by the issuer. No such purchase may be made if, as a result, International Fund or International Portfolio will no longer be a diversified investment company as defined in the Investment Company Act of 1940 or would fail to meet the diversification requirements of the Internal Revenue Code.
__________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. International Fund is intended for long-term investors who can accept the risks entailed in investing in foreign securities. Of course, there can be no guarantee that International Fund will achieve its objective.

Although International Portfolio does not attempt to reduce or limit risk through wide industry diversification of investment, it usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. International Portfolio will, however, not invest more than 25% of its total assets (at the time of investment) in the securities of companies in any one industry.

Foreign Investing.
International Fund provides long-term investors with an opportunity to invest a portion of their assets in a diversified portfolio of foreign securities. Non-U.S. investments may be attractive because they increase diversification, as compared to a portfolio comprised solely of U.S. investments. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments--there can be no assurance, however, that these conditions will continue. International diversification also allows International Fund and an investor to take advantage of changes in foreign economies and market conditions.

Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities--positions which are generally denominated in foreign currencies--and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging markets.

Although International Portfolio will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, and other adverse political, social or diplomatic developments that could adversely affect investment in these nations.

The price of securities of small, rapidly growing companies is expected to fluctuate more widely than the general market due to the difficulty in assessing financial prospects of companies developing new products or operating in countries with developing markets.

The strategy for selecting investments will be based on various criteria. A company proposed for investment should have a good market position in a fast-growing segment of the economy, strong management, preferably a leading position in its business, prospects of superior financial returns, ability to self-finance, and securities available for purchase at a reasonable market valuation. Because of the foreign domicile of such companies, however, information on some of the above factors may be difficult, if not impossible, to obtain.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. If the dollar falls relative to the Japanese yen, for example, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of portfolio and transaction hedging under Portfolio Investments and Strategies.)
__________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of International Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at International Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by International Fund. Each purchase of shares through a broker-dealer, bank, or other intermediary ("Intermediary") that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

Each purchase order must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of International Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of International Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed quarterly.  All other purchases and redemptions will be confirmed as transactions occur.
__________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, International Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of International Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your International Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. International Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by Investment Trust. Investment
Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon International Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
Net Asset Value

The purchase or redemption price of International Fund's shares is its net asset value per share. The net asset value of a share of International Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time. International Portfolio allocates net asset value, income, and expenses to International Fund and any other of its feeder funds in proportion to their respective interests in International Portfolio.

In computing the net asset value, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the portfolio may be significantly affected on days when shares of International Fund may not be purchased or redeemed.
__________________________
Distributions and Income Taxes

Distributions.
Income dividends are normally declared and paid annually.
International Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from International Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of International Fund.

U.S. Federal Income Taxes.
International Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. International Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, International Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by International Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of International Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in International Fund) from such a plan.
This section is not intended to be a full discussion of income tax laws and their effect on shareholders.

Foreign Income Taxes.
Investment income received by International Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle International Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. International Portfolio intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that International Portfolio is liable for foreign income taxes withheld at the source, it also intends to operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to International Fund's shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so.

This discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of International Fund shares.
__________________________
Investment Return

The total return from an investment in International Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of International Fund's total return with alternative investments should consider differences between International Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. International Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is no guarantee of future results.
__________________________
Management

Trustees and Adviser.
The Board of Trustees of Investment Trust and the Board of Base Trust have overall management responsibility for International Fund and International Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since Investment Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of International Fund and International Portfolio.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing International Fund and International Portfolio, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


Portfolio Manager.
David P. Harris has been portfolio manager of International Portfolio since its inception in 1997 and of International Fund since its inception in 1994 (he served as an associate portfolio manager until May 1995). In addition, he has been portfolio manager of Stein Roe Emerging Markets Fund (another series of Investment Trust) since its inception in 1997. He joined the Adviser in 1995 as vice president to create Stein Roe Global Capital Management, a dedicated global and international equity management unit. Mr. Harris is also employed by Colonial Management Associates, Inc., a subsidiary of Liberty Financial and an affiliate of the Adviser, as vice president. Harris was a portfolio manager with Rockefeller & Co. from 1990 to 1995. After earning a bachelor's degree from the University of Michigan, he was an actuarial associate for GEICO before returning to school to earn an M.B.A. from Cornell University. As of Sept. 30, 1997, Mr. Harris was responsible for managing $207 million in mutual fund net assets.


Fees and Expenses.
In return for its services, the Adviser is entitled to receive an administrative fee from International Fund at an annual rate of
 .15% of average net assets; and a management fee from International Portfolio at an annual rate of .85% of average net assets. Prior to the conversion of International Fund to the master fund/feeder fund structure on Feb. 3, 1997, the management fee was paid by International Fund. For the fiscal year ended Sept. 30, 1997, total expenses amounted to 1.55% of the average net assets of International Fund. At Sept. 30, 1997, International Fund owned 99.94% of International Portfolio.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to International Fund and International Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of International Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to International Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for International Fund and International Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
Organization and Description of Shares

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

__________________________
Master Fund/Feeder Fund:
Structure and Risk Factors

International Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of International Fund. The shareholders of International Fund approved this policy of permitting International Fund to act as a feeder fund by investing in International Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of International Fund and International Portfolio.
The management fees and expenses of International Fund and International Portfolio are described under Fee Table and Management. International Fund bears its proportionate share of International Portfolio's expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

International Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that International Fund and other investors in International Portfolio will be liable for all obligations of International Portfolio that are not satisfied by International Portfolio. However, the risk of International Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and International Portfolio was unable to meet its obligations. Accordingly, the trustees of Investment Trust believe that neither International Fund nor its shareholders will be adversely affected by reason of International Fund's investing in International Portfolio.

The Declaration of Trust of Base Trust provides that International Portfolio will terminate 120 days after the withdrawal of International Fund or any other investor in International
Portfolio, unless the remaining investors vote to agree to continue the business of International Portfolio. The trustees of Investment Trust may vote International Fund's interests in International Portfolio for such continuation without approval of International Fund's shareholders.

The common investment objective of International Fund and International Portfolio is nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to International Fund's shareholders.

The fundamental policies of International Fund and the corresponding fundamental policies of International Portfolio can be changed only with shareholder approval. If International Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of International Portfolio or any other matter pertaining to International Portfolio (other than continuation of the business of International Portfolio after withdrawal of another investor), International Fund will solicit proxies from its shareholders and vote its interest in International Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. International Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in International Portfolio, they could have voting control over International Portfolio.

In the event that International Portfolio's fundamental policies were changed so as to be inconsistent with those of International Fund, the Board of Trustees of Investment Trust would consider what action might be taken, including changes to International Fund's fundamental policies, withdrawal of International Fund's assets from International Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of International Fund's shareholders. International Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of International Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to International Fund. Should such a distribution occur, International Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for International Fund and could affect the liquidity of International Fund.

Each investor in International Portfolio, including International Fund, may add to or reduce its investment in International Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in International Portfolio will be computed as the percentage equal to the fraction
(i) the numerator of which is the beginning of the day value of such investor's investment in International Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in International Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of International Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in International Portfolio by all investors in International Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in International Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in International Portfolio, but members of the general public may not invest directly in International Portfolio. Other investors in International Portfolio are not required to sell their shares at the same public offering price as International Fund, might incur different administrative fees and expenses than International Fund, and might charge a sales commission. Therefore, International Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in International Portfolio. Investment by such other investors in International Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of International Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in International Portfolio could result in untimely liquidations of International Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of International Portfolio as a percentage of International Portfolio's net assets. As a result, International Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in International Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
__________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about International Fund.
________________


[STEIN ROE MUTUAL FUNDS LOGO]

PROSPECTUS  Feb. 2, 1998
Defined Contribution Plans

Stein Roe Young Investor Fund


The investment objective of Young Investor Fund is to provide long-term capital appreciation. Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as Young Investor Fund. The investment experience of Young Investor Fund will correspond to Growth Investor Portfolio. (See Master Fund/Feeder Fund Structure and Risk Factors.) Growth Investor Portfolio invests primarily in securities of companies that are believed to have above-average growth prospects, many of which affect the lives of young people. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Young Investor Fund.


This prospectus relates only to shares of Young Investor Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

Young Investor Fund is a "no-load" fund. There are no sales or redemption charges, and Young Investor Fund has no 12b-1 plan. Young Investor Fund is a series of the Stein Roe Investment Trust and Growth Investor Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

This prospectus contains information you should know before investing in Young Investor Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Mutual Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 Table of Contents

                                           Page
Fee Table................................... 2
Financial Highlights.........................3
The Fund.....................................3
Investment Policies..........................4
Portfolio Investments and Strategies.........4
Investment Restrictions..................... 6
Risks and Investment Considerations......... 7
How to Purchase Shares.......................8
How to Redeem Shares........................ 8
Net Asset Value............................. 8
Distributions and Income Taxes...............9
Investment Return............................9
Management..................................10
Organization and Description of Shares......11
Master Fund/Feeder Fund: Structure
   and Risk Factors.........................12
For More Information....................... 13

__________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases.......................None
Sales Load Imposed on Reinvested Dividends............None
Deferred Sales Load...................................None
Redemption Fees*......................................None
Exchange Fees.........................................None

Annual Fund Operating Expenses (as a percentage
  of average net assets)
Management and Administrative Fees................... 0.80%
12b-1 Fees............................................None
Other Expenses........................................0.69%
                                                      -----
Total Fund Operating Expenses.........................1.49%
                                                      =====
__________
*There is a $7.00 charge for wiring redemption proceeds to your bank.

Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

            1 year     3 years     5 years     10 years
            ------     -------     -------     --------
             $15        $47         $81          $178

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Young Investor Fund. The table is based on expenses incurred in the last fiscal year.


Young Investor Fund pays the Adviser an administrative fee based on the Fund's average daily net assets, and Growth Investor Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both Young Investor Fund and Growth Investor Portfolio are summarized in the Fee Table. (The fees are described under Management.) Young Investor Fund bears its proportionate share of Portfolio fees and expenses. The trustees of Stein Roe Investment Trust ("Investment Trust") have considered whether the annual operating expenses of Young Investor Fund, including its proportionate share of the expenses of Growth Investor Portfolio, would be more or less than if Young Investor Fund invested directly in the securities held by Growth Investor Portfolio. The trustees concluded that Young Investor Fund's expenses would not be greater in such case.


For purposes of the Example above, the figures assume that the percentage amounts listed for Young Investor Fund under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gains distributions are reinvested in additional Young Investor Fund shares; and that, for purposes of fee breakpoints, net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Young Investor Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of Young Investor Fund on a per-share basis for the periods shown and has been audited by Arthur Andersen LLP, independent public accountants. The table should be read in conjunction with Young Investor Fund's financial statements and notes thereto. Young Investor Fund's annual report, which may be obtained from Investment Trust without charge upon request, contains additional performance information.

                           Period
                           Ended
                           Sept. 30,        Years Ended Sept. 30,
                           1994 (a)      1995       1996        1997
Net Asset Value, Begin-   ---------    ------      ------      ------
 ning of Period           $10.00       $10.24      $14.29      $18.64
                          ------       ------      ------      ------
Income from investment
  operations
Net investment income
  (loss)                    0.03         0.06        0.05       (0.03)
Net realized and unrealized
  gains on investments      0.21         4.07        4.86        4.78
                          ------       ------      ------      ------
Total from investment
  operations                0.24         4.13        4.91        4.75
Distributions
Net investment income         --        (0.08)      (0.05)      (0.02)
Net realized capital gains    --           --       (0.51)      (0.62)
                          ------       ------      ------      ------
Total Distributions           --        (0.08)      (0.56)      (0.64)
                          ------       ------      ------      ------
Net Asset Value, End of
 Period                   $10.24       $14.29      $18.64      $22.75
                          ======       ======      ======      ======
Ratio of net expenses to
 average net assets (b)   *0.99%        0.99%       1.21%       1.43%
Ratio of net investment
 income to average net
 assets (c)               *1.07%        0.47%       0.30%      (0.19%)
Portfolio turnover rate      12%          55%         98%         22%(d)
Average commissions (per
  share)                      --           --     $0.0603     $0.0565(d)
Total return               2.40%       40.58%      35.55%      26.37%
Net assets, end of
 period (000 omitted)     $8,176      $31,401    $179,089    $475,506
________________________________
  *Annualized.

(a) From commencement of operations on April 29, 1994.
(b) If Young Investor Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 4.58% for the period ended Sept. 30, 1994, and 2.87%, 2.04% and 1.49% for the years ended Sept. 30, 1995 through 1997, respectively.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.
(d) Prior to commencement of operations of Growth Investor
    Portfolio.
__________________________
The Fund

Stein Roe Young Investor Fund ("Young Investor Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Young Investor Fund does not impose commissions or charges when shares are purchased or redeemed.


Young Investor Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


Stein Roe & Farnham Incorporated (the "Adviser") provides investment management, administrative, and bookkeeping and accounting services to Young Investor Fund and Growth Investor Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.


On Feb. 3, 1997, Young Investor Fund became a "feeder fund"--that is, it invested all of its assets in SR&F Growth Investor
Portfolio ("Growth Investor Portfolio"), a "master fund" that has an investment objective identical to that of Young Investor Fund. Growth Investor Portfolio is a series of SR&F Base Trust ("Base Trust"). Prior to converting to a feeder fund, Young Investor
Fund had invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of Growth Investor Portfolio, Young
Investor Fund's master fund, are managed by the Adviser in the same manner as the assets of Young Investor Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)

__________________________
Investment Policies

The investment objective of Young Investor Fund is long-term capital appreciation. Young Investor Fund invests all of its net investable assets in Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as Young Investor Fund. Growth Investor Portfolio invests primarily in common stocks and other equity-type securities that, in the opinion of the Adviser, have long-term appreciation potential.

Under normal circumstances, at least 65% of the total assets of Growth Investor Portfolio will be invested in securities of companies that, in the opinion of the Adviser, directly or through one or more subsidiaries, affect the lives of young people. Such companies may include companies that produce products or services that young people use, are aware of, or could potentially have an interest in.

Although Growth Investor Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities. Growth Investor Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets. Growth Investor Portfolio may also employ investment techniques described elsewhere in this prospectus. (See Risks and Investment Considerations and Portfolio Investments and Strategies.)

In addition to the investment objective and policies, Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Young Investor Fund.

Young Investor Fund is designed to be appropriate for growth-oriented investors of all ages. Its focus on companies that affect the lives of young people and its educational objective and materials may make it especially appropriate for young people and investors for whom education is an important objective.
__________________________
Portfolio Investments and Strategies

Debt Securities.
In pursuing its investment objective, Growth Investor Portfolio may invest in debt securities. A debt security is an obligation of a borrower to make payments of principal and interest to the holder of the security. To the extent Growth Investor Portfolio invests in debt securities, such holdings will be subject to interest rate risk and credit risk. Interest rate risk is the risk that the value of a portfolio will fluctuate in response to changes in interest rates. Generally, the debt component of a portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization.
Investments in unrated debt securities are limited to those deemed
to be of comparable quality by the Adviser.   Securities rated
within the fourth highest grade may possess speculative characteristics. If the rating of a security held by Growth Investor Portfolio is lost or reduced below investment grade, Growth Investor Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether Growth Investor Portfolio should continue to hold the security. When the Adviser considers a temporary defensive position advisable, Growth Investor Portfolio may invest without limitation in high-quality fixed income securities, or hold assets in cash or cash equivalents.

Foreign Securities.
Growth Investor Portfolio may invest up to 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) In addition to, or in lieu of, such direct investment, Growth Investor Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, Growth Investor Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date-- this risk is in addition to the risk that the value of the foreign security purchased may decline. As of Sept. 30, 1997, Growth Investor Portfolio's holdings of foreign companies amounted to 2.8% of net assets (none in foreign securities and 2.8% in ADRs and ADSs).

When-Issued and Delayed-Delivery Securities.
Growth Investor Portfolio may make loans of portfolio securities to broker-dealers and banks and enter into reverse repurchase agreements subject to certain restrictions described in the Statement of Additional Information. It may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Growth Investor Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth Investor Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Investor Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Derivatives.
Consistent with its objective, Growth Investor Portfolio may invest in a broad array of financial instruments and securities, including conventional, exchange-traded and non-exchange-traded options; futures contracts; futures options; forward contracts; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, or an interest rate. Growth Investor Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Growth Investor Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes, or other benchmarks. Growth Investor Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Growth Investor Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth Investor Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box.
Growth Investor Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect Growth Investor Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.
__________________________
Investment Restrictions

Each of Young Investor Fund and Growth Investor Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither Young Investor Fund nor Growth Investor Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent Young Investor Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
----------
/2/ A repurchase agreement involves a sale of securities to Growth Investor Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Investor Portfolio could experience both losses and delays in liquidating its collateral.
----------

Neither Young Investor Fund nor Growth Investor Portfolio may invest more than 25% of its total assets (at the time of investment) in the securities of companies in any one industry.

Neither Young Investor Fund nor Growth Investor Portfolio may acquire more than 10% of the outstanding voting securities of any one issuer. Young Investor Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.


While neither Young Investor Fund nor Growth Investor Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Neither Growth Investor Fund nor Growth Investor Portfolio currently intend to borrow in excess of 5% of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


Growth Investor Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. An investment in illiquid securities could involve relatively greater risks and costs.

The investment restrictions described in the second through fifth paragraphs of this section are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Young Investor Fund and Growth Investor Portfolio is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to Young Investor Fund's shareholders. Any such change may result in Young Investor Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in Young Investor Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Young Investor Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that are believed to have above-average growth prospects, many of which affect the lives of young people. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Of course, there can be no guarantee that Young Investor Fund or Growth Investor Portfolio will achieve its objective. Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Young Investor Fund.

Although Growth Investor Portfolio seeks to reduce risk by investing in a diversified portfolio, diversification does not eliminate all risk. However, Growth Investor Portfolio will not invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. By investing in companies whose products or services appeal to young investors, Growth Investor Portfolio emphasizes various consumer goods sectors.

Although Growth Investor Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) Young Investor Fund is not intended to be an income-producing investment, although it may produce income.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.
__________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of Young Investor Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at Young Investor Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by Young Investor Fund. Each purchase of shares through a broker-dealer, bank, or other intermediary ("Intermediary") that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

Each purchase order must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of Young Investor Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of Young Investor Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed quarterly.  All other purchases and redemptions will be confirmed as transactions occur.
__________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Young Investor Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of Young Investor Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.

Subject to your plan's restrictions, you may redeem all or any portion of your Young Investor Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. Young Investor Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.


General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by Investment Trust. Investment
Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon Young Investor Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
Net Asset Value


The purchase or redemption price of Young Investor Fund's shares is its net asset value per share. The net asset value of a share of Young Investor Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Growth Investor Portfolio allocates net asset value, income, and expenses to Young Investor Fund and any other of its feeder funds in proportion to their respective interests in Growth Investor Portfolio.


Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price.
All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
Distributions and Income Taxes

Distributions.
Income dividends are normally declared and paid annually. Young Investor Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from Young Investor Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of Young Investor Fund.

Income Taxes.
Young Investor Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. Young Investor Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Young Investor Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Young Investor Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of Young Investor Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in Young Investor Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
Investment Return

The total return from an investment in Young Investor Fund is measured by the distributions received (assuming reinvestment of dividends and capital gains), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.


Comparison of Young Investor Fund's total return with alternative investments should consider differences between Young Investor Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Young Investor Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is no guarantee of future results.

__________________________
Management

Trustees and Adviser.
The Board of Trustees of Investment Trust and the Board of Base Trust have overall management responsibility for Young Investor Fund and Growth Investor Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since Investment Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Young Investor Fund and Growth Investor Portfolio.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing Young Investor Fund and Growth Investor Portfolio, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers.
Erik P. Gustafson and David P. Brady have been portfolio managers of Growth Investor Portfolio since its inception in 1997. Mr. Gustafson had been portfolio manager of Young Investor Fund since Feb. 1995 and Mr. Brady since Mar. 1995. As of Sept. 30, 1997, Messrs. Gustafson and Brady were responsible for co-managing $1.2 billion and $475 million in mutual fund net assets, respectively.

Mr. Gustafson is a senior vice president of the Adviser and Mr. Brady is a vice president of the Adviser. Before joining the Adviser, Mr. Gustafson was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot from 1989 to 1992. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees from Florida State University (1989). Mr. Brady, who joined the Adviser in 1993, was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona (1986), and an M.B.A. from the University of Chicago (1989).

Fees and Expenses.
In return for its services, Stein Roe is entitled to receive an administrative fee from Young Investor Fund at an annual rate of
 .20% of the first $500 million of average net assets, .15% of the next $500 million, and .125% thereafter; and a management fee from Growth Investor Portfolio at an annual rate of .60% of the first $500 million, .55% of the next $500 million, and .50% thereafter. Prior to Feb. 3, 1997, the management fee was paid by Young Investor Fund. For the fiscal year ended Sept. 30, 1997, such fees amounted to .34% and .39% of the average net assets of Young Investor Fund and Growth Investor Portfolio, respectively. At September 30, 1997, Young Investor Fund owned 99.98% of Growth Investor Portfolio.

Because Young Investor Fund also has as an objective being an educational experience for investors, its non-advisory expenses may be higher than other mutual funds due to regular educational and other reporting to shareholders.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Young Investor Fund and Growth Investor Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of Young Investor Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to Young Investor Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Young Investor Fund and Growth Investor Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
Organization and Description of Shares

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.


__________________________
Master Fund/Feeder Fund:
Structure and Risk Factors

Commencing Feb. 3, 1997, Young Investor Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Young Investor Fund.
The shareholders of Young Investor Fund approved this policy of permitting Young Investor Fund to act as a feeder fund by investing in Growth Investor Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Young Investor Fund and Growth Investor Portfolio. The management fees and expenses of Young Investor Fund and Growth Investor Portfolio are described under Fee Table and Management. Young Investor Fund bears its proportionate share of Growth Investor Portfolio's expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Growth Investor Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Young Investor Fund and other investors in Growth Investor Portfolio will be liable for all obligations of Growth Investor Portfolio that are not satisfied by Growth Investor Portfolio. However, the risk of Young Investor Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and Growth Investor Portfolio was unable to meet its obligations. Accordingly, the trustees of Investment Trust believe that neither Young Investor Fund nor its shareholders will be adversely affected by reason of Young Investor Fund's investing in Growth Investor Portfolio.

The Declaration of Trust of Base Trust provides that Growth Investor Portfolio will terminate 120 days after the withdrawal of Young Investor Fund or any other investor in Growth Investor Portfolio, unless the remaining investors vote to agree to continue the business of Growth Investor Portfolio. The trustees of Investment Trust may vote Young Investor Fund's interests in Growth Investor Portfolio for such continuation without approval of Young Investor Fund's shareholders.

The common investment objective of Young Investor Fund and Growth Investor Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Young Investor Fund's shareholders.

The fundamental policies of Young Investor Fund and the corresponding fundamental policies of Growth Investor Portfolio can be changed only with shareholder approval. If Young Investor Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of Growth Investor Portfolio or any other matter pertaining to Growth Investor Portfolio (other than continuation of the business of Growth Investor Portfolio after withdrawal of another investor), Young Investor Fund will solicit proxies from its shareholders and vote its interest in Growth Investor Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Young Investor Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in Growth Investor Portfolio, they could have voting control over Growth Investor Portfolio.

In the event that Growth Investor Portfolio's fundamental policies were changed so as to be inconsistent with those of Young Investor Fund, the Board of Trustees of Investment Trust would consider what action might be taken, including changes to Young Investor Fund's fundamental policies, withdrawal of Young Investor Fund's assets from Growth Investor Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of Young Investor Fund's shareholders. Young Investor Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Young Investor Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Young Investor Fund. Should such a distribution occur, Young Investor Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Young Investor Fund and could affect the liquidity of Young Investor Fund.

Each investor in Growth Investor Portfolio, including Young Investor Fund, may add to or reduce its investment in Growth Investor Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Growth Investor Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Growth Investor Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Growth Investor Portfolio by all investors in Growth Investor Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Growth Investor Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Growth Investor Portfolio, but members of the general public may not invest directly in Growth Investor Portfolio. Other investors in Growth Investor Portfolio are not required to sell their shares at the same public offering price as Young Investor Fund, might incur different administrative fees and expenses than Young Investor Fund, and might charge a sales commission. Therefore, Young Investor Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Growth Investor Portfolio. Investment by such other investors in Growth Investor Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of Growth Investor Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in Growth Investor Portfolio could result in untimely liquidations of Growth Investor Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Growth Investor Portfolio as a percentage of Growth Investor Portfolio's net assets. As a result, Growth Investor Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in Growth Investor Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
__________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about Young Investor Fund.
                    ________________

[STEIN ROE MUTUAL FUNDS LOGO]

PROSPECTUS  Feb. 2, 1998
Defined Contribution Plans

Stein Roe Special Venture Fund


The investment objective of Special Venture Fund is to provide long-term capital appreciation. Special Venture Fund invests all of its net investable assets in SR&F Special Venture Portfolio, which has the same investment objective and substantially the same investment policies as Special Venture Fund. The investment experience of special Venture Fund will correspond to Special Venture Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.) Special Venture Portfolio invests primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. It emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation.


This prospectus relates only to shares of Special Venture Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

Special Venture Fund is a "no-load" fund. There are no sales or redemption charges, and Special Venture Fund has no 12b-1 plan. Special Venture Fund is a series of the Stein Roe Investment Trust and Special Venture Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

This prospectus contains information you should know before investing in Special Venture Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Mutual Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
                                          Page
Fee Table...................................2
Financial Highlights........................2
The Fund....................................3
Investment Policies.........................4
Portfolio Investments and Strategies........4
Investment Restrictions.....................6
Risks and Investment Considerations.........7
How to Purchase Shares......................7
How to Redeem Shares........................8
Net Asset Value.............................8
Distributions and Income Taxes..............9
Investment Return...........................9
Management..................................9
Organization and Description of Shares.....11
Master Fund/Feeder Fund: Structure
   and Risk Factors........................11
For More Information.......................13

__________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases              None
Sales Load Imposed on Reinvested Dividends   None
Deferred Sales Load                          None
Redemption Fees                              None
Exchange Fees                                None
Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees           0.90%
12b-1 Fees                                   None
Other Expenses                               0.39%
Total Operating Expenses                     1.29%

Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                1 year    3 years    5 years    10 years
                 $13        $41        $71        $156

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Special Venture Fund. The table is based upon actual expenses incurred in the last fiscal year.

Special Venture Fund pays the Adviser an administrative fee based on the Fund's average daily net assets, and Special Venture Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both Special Venture Fund and Special Venture Portfolio are summarized in the Fee Table. (The fees are described under Management.) Special Venture Fund bears its proportionate share of the fees and expenses of Special Venture Portfolio. The trustees of Stein Roe Investment Trust ("Investment Trust") have considered whether the annual operating expenses of Special Venture Fund, including its share of the expenses of Special Venture Portfolio, would be more or less than if Special Venture Fund invested directly in the securities held by Special Venture Portfolio. The trustees concluded that Special Venture Fund's expenses would not be greater in such case.

For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods and that all income dividends and capital gains distributions are reinvested in additional Special Venture Fund shares. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Special Venture Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of Special Venture Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. This table should be read in conjunction with Special Venture Fund's financial statements and notes thereto. The annual report, which may be obtained from Investment Trust without charge upon request, contains additional performance information.

Period
                                       Ended
                                       Sept. 30,  Years Ended Sept. 30,
                                       1995(d)     1996     1997
                                       --------   ------   ------
Net Asset Value, Beginning of Period   $10.00     $12.60   $15.87
                                       ------     ------   ------
Income from Investment Operations
Net investment income (loss)             0.01      (0.02)   (0.02)
Net realized and unrealized gains on
 investments                             2.67       3.86     3.12
                                       ------     ------   ------
Total from investment operations         2.68       3.84     3.10
                                       ------     ------   ------
Distributions
Net investment income                   (0.03)        --       --
Net realized capital gains              (0.05)     (0.57)   (1.52)
                                       ------     ------   ------
Total distributions                     (0.08)     (0.57)   (1.52)
                                       ------     ------   ------
Net Asset Value, End of Period         $12.60     $15.87   $17.45
                                       ======     ======   ======
Ratio of net expenses to average net
 assets (b)                            *1.25%      1.25%     1.29%
Ratio of net investment income(loss)
 to average net assets (c)             *0.12%     (2.19%)   (0.18%)
Portfolio turnover rate                   84%        72%       44%(a)
Average commissions (per share)           --     $0.0378   $0.0390(a)
Total return                           26.96%     31.81%    21.73%
Net assets, end of period (000
 omitted)                             $60,533   $144,528  $235,755
-----------
*Annualized.
(a) From the commencement of operations on Oct. 17, 1994 . The portfolio turnover of Special Venture Portfolio from Feb. 3,
1997 was 58%.
(b) If Special Venture Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 2.87% for the period ended Sept. 30, 1995 and 1.34% for the year ended Sept. 30, 1996.
(c) Computed giving effect to the Adviser's fee waiver.
(d) Prior to commencement of operations of Special Venture
Portfolio.
__________________________
The Fund

Stein Roe Special Venture Fund ("Special Venture Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Special Venture Fund does not impose commissions or charges when shares are purchased or redeemed.

Special Venture Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment management, administrative, and bookkeeping and accounting services to Special Venture Fund and Special Venture Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

On Feb. 3, 1997, Special Venture Fund became a "feeder fund"--that is, it invested all of its assets in SR&F Special Venture Portfolio ("Special Venture Portfolio"), a "master fund" that has an investment objective identical to that of Special Venture Fund. Special Venture Portfolio is a series of SR&F Base Trust ("Base Trust"). Before converting to a feeder fund, Special Venture Fund invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of Special Venture Portfolio, Special Venture Fund's master fund, are managed by the Adviser in the same manner as the assets of Special Venture Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)
__________________________
Investment Policies

The investment objective of Special Venture Fund is to seek long-term capital appreciation. Special Venture Fund invests all of its net investable assets in Special Venture Portfolio, which has the same investment objective and substantially the same investment policies as Special Venture Fund. Special Venture Portfolio invests primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Adviser believes represent special opportunities. Special Venture Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on appraisal of their management and stock valuations. The Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

In both its initial and ongoing appraisals of a company's management, the Adviser seeks to know both the principal owners and senior management and to assess, through personal visits, their business judgment and strategies. The Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.
__________________________
Portfolio Investments and Strategies

Debt Securities.
In pursuing its investment objective, Special Venture Portfolio may invest in debt securities of corporate and governmental issuers. Special Venture Portfolio may invest up to 35% of its net assets in debt securities, but it does not currently intend to invest more than 5% of its net assets in debt securities rated below investment grade. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the investment portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, Special Venture Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Foreign Securities.
Special Venture Portfolio may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, Special Venture Portfolio is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) Special Venture Portfolio may invest in sponsored and unsponsored ADRs. In addition to, or in lieu of, such direct investment, Special Venture Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, Special Venture Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. Special Venture Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, Special Venture Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of Sept. 30, 1997, Special Venture Portfolio's holdings of foreign companies amounted to 3.2% of net assets (1.7% in foreign securities and 1.5% in ADRs).

When-Issued and Delayed-Delivery Securities.
Special Venture Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Special Venture Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Special Venture Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Special Venture Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. It may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

Portfolio Turnover
Under normal circumstances, Special Venture Portfolio expects to experience moderate portfolio turnover with an investment time horizon of three to five years. Although the portfolio turnover rate is not expected to exceed 100% under normal market conditions, there are no limitations on the length of time that portfolio securities must be held. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) Special Venture Fund is not intended to be an income-producing investment.

Derivatives.
Consistent with its objective, Special Venture Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Special Venture Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Special Venture Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Special Venture Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Special Venture Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Special Venture Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box.
Special Venture Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect Special Venture Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.
_________________________
Investment Restrictions

Each of Special Venture Fund and Special Venture Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither Special Venture Fund nor Special Venture Portfolio will invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent Special Venture Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
------
/1/ A repurchase agreement involves a sale of securities to Special Venture Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Special Venture Portfolio could experience both losses and delays in liquidating its collateral.
------

Neither Special Venture Fund nor Special Venture Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Special Venture Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

While neither Special Venture Fund nor Special Venture Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

Special Venture Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third, and fourth paragraphs of this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Special Venture Fund and Special Venture Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to Special Venture Fund's shareholders. Any such change may result in Special Venture Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in Special Venture Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Special Venture Fund is designed for long-term investors who want greater return potential than available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Securities of such companies may be subject to greater price volatility than securities of larger companies and tend to have a lower degree of market liquidity. They also may be more sensitive to changes in economic and business conditions, and may react differently than securities of larger companies. In addition, such companies are less well known to the investing public and may not be as widely followed by the investment community. There can be no guarantee that Special Venture Fund will achieve its objective.

Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Although Special Venture Portfolio does not attempt to reduce or limit risk through wide industry diversification of investment, it usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. Special Venture Portfolio will not invest more than 25% of its total assets (at the time of investment) in the securities of companies in any one industry.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.
__________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of Special Venture Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at Special Venture Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by Special Venture Fund. Each purchase of shares through a broker-dealer, bank, or other intermediary ("Intermediary") that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

Each purchase order must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of Special Venture Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of Special Venture Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed quarterly.  All other purchases and redemptions will be confirmed as transactions occur.
__________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Special Venture Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of Special Venture Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Special Venture Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. Special Venture Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by Investment Trust. Investment
Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon Special Venture Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
Net Asset Value

The purchase or redemption price of Special Venture Fund's shares is its net asset value per share. The net asset value of a share of Special Venture Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time. Special Venture Portfolio allocates net asset value, income, and expenses to Special Venture Fund and any other of its feeder funds in proportion to their respective interests in Special Venture Portfolio.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
Distributions and Income Taxes

Distributions.
Income dividends are normally declared and paid annually. Special Venture Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from Special Venture Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of Special Venture Fund.

Income Taxes.
Special Venture Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. Special Venture Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Special Venture Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Special Venture Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of Special Venture Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in Special Venture Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
Investment Return

The total return from an investment in Special Venture Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Special Venture Fund's total return with alternative investments should consider differences between Special Venture Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Special Venture Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is no guarantee of future results.
__________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of Investment Trust and the Board of Base Trust have overall management responsibility for Special Venture Fund and Special Venture Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since Investment Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Special Venture Fund and Special Venture Portfolio.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing Special Venture Fund and Special Venture Portfolio, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers.
Richard B. Peterson has been co-manager of Special Venture Portfolio since its inception in 1997 and had been portfolio manager of Special Venture Fund since its inception in 1994; John
S. McLandsborough has been co-portfolio manager since July 1997. Mr. Peterson, who began his investment career at Stein Roe & Farnham in 1965 after graduating with a B.A. from Carleton College
(1962) and the Woodrow Wilson School at Princeton University (1964) with a Masters in Public Administration, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corp. Prior to joining the Adviser in April 1996, Mr. McLandsborough was an equity research analyst with CS First Boston from June 1994 until January 1996 and with National City Bank of Cleveland prior thereto. Mr. McLandsborough, a chartered financial analyst, earned a bachelor's degree in finance in 1989 from Miami University and a master's degree in 1992 from Indiana University. As of Sept. 30, 1997, Messrs. Peterson and McLandsborough were responsible for co-managing $507 million in mutual fund net assets.

Fees and Expenses.
In return for its services, the Adviser is entitled to receive a management fee from Special Venture Portfolio based on an annual rate of .75% of average net assets; and an administrative fee from Special Venture Fund based on an annual rate of .15% of average net assets. Prior to conversion to the master fund/feeder fund structure on Feb. 3, 1997, the management fee was paid by Special Venture Fund. For the fiscal year ended Sept. 30, 1997, total expenses amounted to 1.29% of the average net assets of Special Venture Fund. At Sept. 30, 1997, Special Venture Fund owned 99.95% of Special Venture Portfolio.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Special Venture Fund and Special Venture Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of Special Venture Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to Special Venture Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Special Venture Fund and Special Venture Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
Organization and Description of Shares

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

__________________________
Master Fund/Feeder Fund:
Structure and Risk Factors

Special Venture Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Special Venture Fund. The shareholders of Special Venture Fund approved this policy of permitting Special Venture Fund to act as a feeder fund by investing in Special Venture Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Special Venture Fund and Special Venture Portfolio. The management fees and expenses of Special Venture Fund and Special Venture Portfolio are described under Fee Table and Management. Special Venture Fund bears its proportionate share of Special Venture Portfolio's expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Special Venture Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Special Venture Fund and other investors in Special Venture Portfolio will be liable for all obligations of Special Venture Portfolio that are not satisfied by Special Venture Portfolio. However, the risk of Special Venture Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and Special Venture Portfolio was unable to meet its obligations. Accordingly, the trustees of Investment Trust believe that neither Special Venture Fund nor its shareholders will be adversely affected by reason of Special Venture Fund's investing in Special Venture Portfolio.

The Declaration of Trust of Base Trust provides that Special Venture Portfolio will terminate 120 days after the withdrawal of Special Venture Fund or any other investor in Special Venture Portfolio, unless the remaining investors vote to agree to continue the business of Special Venture Portfolio. The trustees of Investment Trust may vote Special Venture Fund's interests in Special Venture Portfolio for such continuation without approval of Special Venture Fund's shareholders.

The common investment objective of Special Venture Fund and Special Venture Portfolio is nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Special Venture Fund's shareholders.

The fundamental policies of Special Venture Fund and the corresponding fundamental policies of Special Venture Portfolio can be changed only with shareholder approval. If Special Venture Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of Special Venture Portfolio or any other matter pertaining to Special Venture Portfolio (other than continuation of the business of Special Venture Portfolio after withdrawal of another investor), Special Venture Fund will solicit proxies from its shareholders and vote its interest in Special Venture Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Special Venture Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in Special Venture Portfolio, they could have voting control over Special Venture Portfolio.

In the event that Special Venture Portfolio's fundamental policies were changed so as to be inconsistent with those of Special Venture Fund, the Board of Trustees of Investment Trust would consider what action might be taken, including changes to Special Venture Fund's fundamental policies, withdrawal of Special Venture Fund's assets from Special Venture Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of Special Venture Fund's shareholders. Special Venture Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Special Venture Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Special Venture Fund. Should such a distribution occur, Special Venture Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Special Venture Fund and could affect the liquidity of Special Venture Fund.

Each investor in Special Venture Portfolio, including Special Venture Fund, may add to or reduce its investment in Special Venture Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Special Venture Portfolio will be computed as the percentage equal to the fraction
(i) the numerator of which is the beginning of the day value of such investor's investment in Special Venture Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Special Venture Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Special Venture Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Special Venture Portfolio by all investors in Special Venture Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Special Venture Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Special Venture Portfolio, but members of the general public may not invest directly in Special Venture Portfolio. Other investors in Special Venture Portfolio are not required to sell their shares at the same public offering price as Special Venture Fund, might incur different administrative fees and expenses than Special Venture Fund, and might charge a sales commission. Therefore, Special Venture Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Special Venture Portfolio. Investment by such other investors in Special Venture Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of Special Venture Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in Special Venture Portfolio could result in untimely liquidations of Special Venture Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Special Venture Portfolio as a percentage of Special Venture Portfolio's net assets. As a result, Special Venture Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in Special Venture Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
__________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about Special Venture Fund.
                             ________________

[STEIN ROE MUTUAL FUNDS LOGO]

PROSPECTUS  Feb. 2, 1998
Defined Contribution Plans

Stein Roe Emerging Markets Fund

Emerging Markets Fund seeks capital appreciation primarily through investing in stocks of companies in emerging markets. While the Adviser believes that emerging markets investing offers strong reward potential, many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than is typical in more developed foreign markets. Emerging Markets Fund should not be considered a complete investment program.

This prospectus relates only to shares purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

Emerging Markets Fund is a "no-load" fund. There are no sales charges, and the Fund has no 12b-1 plan. There is a 1% redemption fee retained by Emerging Markets Fund which is imposed only on redemptions of shares held less than 90 days. Emerging Markets Fund is a series of Stein Roe Investment Trust.

This prospectus contains information you should know before investing in Emerging Markets Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Mutual Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
                                       Page
Fee Table............................... 2
Financial Highlights.....................2
The Fund.................................3
Investment Policies......................3
Portfolio Investments and Strategies.....5
Investment Restrictions................. 6
Risks and Investment Considerations..... 7
How to Purchase Shares.................. 9
How to Redeem Shares....................10
Net Asset Value........................ 10
Distributions and Income Taxes..........11
Investment Return.......................11
Management............................. 12
Organization and Description of Shares..13
For More Information....................13

__________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases                    None
Sales Load Imposed on Reinvested Dividends         None
Deferred Sales Load                                None
Redemption Fees                                    None
Exchange Fees                                      None
Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees
  (after reimbursement)                            0.98%
12b-1 Fees                                         None
Other Expenses                                     1.02%
                                                   -----
Total Operating Expenses (after reimbursement)     2.00%
                                                   =====

Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

          1 year      3 years      5 years      10 years
            $20        $63          $108          $233

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Emerging Markets Fund. The table is based upon actual expenses incurred in the last fiscal year.

From time to time, the Adviser may voluntarily undertake to reimburse Emerging Markets Fund for a portion of its operating expenses. The Adviser has undertaken to reimburse Emerging Markets Fund for its operating expenses to the extent such expenses exceed 2.00% of its annual average net assets. This commitment expires on January 31, 1999, subject to earlier termination by the Adviser on 30 days' notice to the Fund. Absent such reimbursement, the Management and Administrative Fees and Total Operating Expenses would have been 2.27% and 1.25%, respectively. Any such reimbursement will lower the overall expense ratio and increase the overall return to investors. (Also see Management--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gains distributions are reinvested in additional Fund shares; and that, for purposes of fee breakpoints, net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of Emerging Markets Fund for the period shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. This table should be read in conjunction with Emerging Markets Fund's financial statements and notes thereto. The annual report, which may be obtained from Stein Roe Investment Trust ("Investment Trust") without charge upon request, contains additional performance information.

Period Ended
                                        Sept. 30,
                                         1997 (a)
                                        ------------
Net Asset Value, Beginning of Period      $10.00
Income from Investment Operations         ------
  Net investment income                     0.06
  Net realized and unrealized gains
  (losses) on investments                   0.18
                                           -----
Total from investment operations            0.24
                                          ------
Net Asset Value, End of Period            $10.24
                                          ======
Ratio of net expenses to average net
  assets (d)                              *2.00%
Ratio of net investment income to average
  net assets (e)                          *1.04%
Portfolio turnover rate                      30%
Average commissions (per share) (c)      $0.0007
Total return                               2.40%
Net assets, end of period (000 omitted)  $41,617
-----------------
*Annualized.
(a) From commencement of operations on Feb. 28, 1997.
(b) If Emerging Markets Fund had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, this ratio would have been 2.27% for the period ended Sept. 30,
1997.
(c) Computed giving effect to the Adviser's expense limitation undertaking.
(d) Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
__________________________
The Fund

Stein Roe Emerging Markets Fund ("Emerging Markets Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Emerging Markets Fund does not impose commissions or charges when shares are purchased. There is a 1% redemption fee retained by the Fund which is imposed only on redemptions of shares held less than 90 days.

Emerging Markets Fund is a series of Investment Trust, an open-end management investment company which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to Emerging Markets Fund. The Adviser also manages several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
__________________________
Investment Policies

Emerging Markets Fund's investment objective is to seek capital appreciation primarily through investing in stocks of companies in emerging markets. Under normal market conditions, Emerging Markets Fund will invest at least 65% of its total assets (taken at market value) in equity securities of emerging market issuers. Emerging Markets Fund does not intend to concentrate investments in any particular industry. In addition, there is no limitation on the amount it can invest in a specific country or region of the world. However, it intends to diversify its investment among several countries. Emerging Markets Fund has no current intent of investing more than 5% of its total assets in Russian securities. As of Sept. 30, 1997, Emerging Markets Fund had investments in each of the following countries:

Market Value     Percentage of
Countries     (in 000s)      Total Assets
Argentina      $2,019           4.79%
Brazil          2,593           6.15
China             843           2.00
Great Britain     407           0.97
Greece            802           1.90
Hong Kong       5,169          12.26
India           1,336           3.17
Indonesia       3,187           7.56
Israel            928           2.20
Lebanon         1,011           2.40
Malaysia        1,133           2.69
Mexico            243           0.58
Middle East/
  Africa        1,094           2.59
Panama            806           1.91
Peru            2,116           5.02
Philippines     2,204           5.23
Portugal          782           1.85
Russia            806           1.91
South Korea     5,934          14.07
Thailand        3,572           8.47
Venezuela         824           1.95

Emerging Markets Fund considers "emerging markets" to include any country that is defined as an emerging or developing country by (i) the World Bank, (ii) the International Finance Corporation or (iii) the United Nations or its authorities. Investments will include, but are not limited to, securities of companies located within countries in Asia, Africa, Latin America and certain parts of Europe.

Emerging Markets Fund considers an issuer to be an "emerging markets issuer" if:

- the issuer is organized under the laws of an emerging market country;
- the principal securities trading market for the issuer's securities is in an emerging market country;
- the issuer derives at least 50% of its revenue from goods produced or services rendered in emerging market countries; or
- at least 50% of the issuer's assets are located in emerging market countries.

Emerging Markets Fund invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). Emerging Markets Fund may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. The Adviser believes that smaller companies may offer opportunities for significant capital appreciation. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

Emerging Markets Fund is designed to provide investors an efficient mechanism for investing in companies located within, and participating in the growth of, emerging markets throughout the world. The Adviser believes that emerging markets possess strong economic growth potential and that, over the next decade, economic growth in such markets is likely to outpace that in industrial markets. The Adviser expects that this growth, in turn, should create attractive investment opportunities in these markets. Emerging Markets Fund will seek to take advantage of these opportunities on behalf of investors by investing in companies that offer superior relative growth.

Emerging Markets Fund intends to use a value approach to investing in emerging markets by investing in securities of companies with attractive growth prospects that appear to be undervalued.

If investment in emerging markets securities appears to be relatively unattractive in the judgment of the Adviser because of actual or anticipated adverse political or economic conditions, Emerging Markets Fund may hold cash equivalents or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, it may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and foreign money market positions).

In the past the U.S. Government has from time to time imposed restrictions, through taxation and other methods, on foreign investments by U.S. investors such as Emerging Markets Fund. If such restrictions should be reinstated, it might become necessary for Emerging Markets Fund to invest all or substantially all of its assets in U.S. securities. In such an event, Emerging Markets Fund would review its investment objective and policies to determine whether changes are appropriate.

Emerging Markets Fund may purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Emerging Markets Fund may invest in sponsored or unsponsored ADRs. (For a description of ADRs and EDRs, see the Statement of Additional Information.)

Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.
__________________________
Portfolio Investments and Strategies

Debt Securities.
In pursuing its investment objective, Emerging Markets Fund may invest up to 35% of its total assets in debt securities. Emerging Markets Fund has established no minimum rating criteria for the emerging market and domestic debt securities in which it may invest, and such securities may be unrated. Emerging Markets Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. Emerging Markets Fund may also invest in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collateralized by zero coupon U.S. Treasury bonds.

The risks inherent in debt securities held in the portfolio depend primarily on the term and quality of the particular obligations, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities. Medium-quality debt securities are considered to have speculative characteristics. Lower-quality debt securities rated lower than Baa by Moody's Investor Services Inc. or lower than BBB by Standard & Poor's Corp., and unrated securities of comparable quality, are considered to be below investment grade. These type of debt securities are commonly referred to as "junk bonds" and involve greater investment risk, including the possibility of issuer default or bankruptcy. During a period of adverse economic changes, issuers of junk bonds may experience difficulty in servicing their principal and interest payment obligations. Emerging Markets Fund does not expect to invest more than 5% of its net assets in high-yield ("junk") bonds.

Settlement Transactions.
When Emerging Markets Fund enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, Emerging Markets Fund is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, Emerging Markets Fund may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Known as "transaction hedging," this may be accomplished by purchasing or selling such foreign securities on a "spot," or cash, basis. Transaction hedging also may be accomplished on a forward basis, whereby Emerging Markets Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. In so doing, it will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Similar transactions may be entered into by using other currencies if it seeks to move investments denominated in one currency to investments denominated in another.

Portfolio Turnover.
Although Emerging Markets Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions.
Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) Emerging Markets Fund is not intended to be an income-producing investment.

Other Techniques.
Emerging Markets Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information, though it does not have a current intent to do so. Emerging Markets Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Emerging Markets Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Emerging Markets Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Emerging Markets Fund may utilize spot and forward foreign exchange transactions to reduce the risk caused by exchange rate fluctuations between one currency and another when securities are purchased or sold on a when-issued basis. It may also invest in synthetic money market instruments, structured notes, swaps and Eurodollar instruments. Emerging Markets Fund does not currently intend to enter into repurchase agreements. It may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

In addition, and consistent with its investment objective, Emerging Markets Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; forward contracts; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). It may also sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." For further information on Derivatives and short sales against the box, see the Statement of Additional Information.

Emerging Markets Fund may also invest in closed-end investment companies investing primarily in the emerging markets. To the extent Emerging Markets Fund invests in such closed-end investment companies, shareholders will incur certain duplicate fees and expenses. Such closed-end investment company investments will generally only be made when market access or liquidity restricts direct investment in the market. (See the Statement of Additional Information.)
__________________________
Investment Restrictions

Emerging Markets Fund is diversified as that term is defined in the Investment Company Act of 1940.

Emerging Markets Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent Emerging Markets Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
------
/1/   A repurchase agreement involves a sale of securities to the
Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
------

Emerging Markets Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Emerging Markets Fund may not make loans, but it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities;
(3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds. It may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

Emerging Markets Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third, and fourth paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The investment objective is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

Nothing in the investment restrictions outlined here shall be deemed to prohibit Emerging Markets Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to it by the issuer. No such purchase may be made if, as a result, Emerging Markets Fund will no longer be a diversified investment company as defined in the Investment Company Act of 1940 or if it will fail to meet the diversification requirements of the Internal Revenue Code.
__________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Emerging Markets Fund seeks capital appreciation primarily through investing in stocks of companies in emerging markets. Emerging Markets Fund is intended for long-term investors and not for short-term trading purposes.
It should not be considered a complete investment program. While Emerging Markets Fund offers the potential for substantial price appreciation over time, it also involves above-average investment risk. To encourage a long-term investment horizon, a 1% redemption fee, described more fully below, is payable to Emerging Markets Fund for the benefit of remaining shareholders on shares held less than 90 days. Of course, there can be no guarantee that Emerging Markets Fund will achieve its objective.

Emerging Markets Fund does not concentrate investments in any particular industry. In addition, there is no limitation on the amount it can invest in a specific country or region of the world. However, Emerging Markets Fund intends to diversify its investments among several countries. Emerging Markets Fund has no current intent of investing more than 5% of its total assets in Russian securities. As of Sept. 30, 1997, Emerging Markets Fund had investments in each of the following countries:
________________________ _______________________.

Foreign Investing.
Non-U.S. investments may be attractive because they increase diversification, compared to a portfolio comprising U.S. investments alone. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments. In addition, many emerging market countries have experienced economic growth rates well in excess of those found in the U.S. and other developed markets. However, there can be no assurance that these conditions will continue. International diversification allows Emerging Markets Fund and an investor to take advantage of changes in foreign economies and market conditions.

Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities--positions which are generally denominated in foreign currencies--and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging market countries.

Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing.
Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than is typical in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of Emerging Markets Fund is uninvested and no return is earned thereon. The inability of Emerging Markets Fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Emerging Markets Fund due to subsequent declines in the value of those securities or, if it has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Volume and liquidity of securities transactions in most emerging markets are lower than in the U.S. In addition, many emerging markets have experienced substantial rates of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries.

Investment in foreign securities exposes Emerging Markets Fund to the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, and other adverse political, social or diplomatic developments that could affect investment in these nations.

The price of securities of small, rapidly growing companies is expected to fluctuate more widely than the general market due to the difficulty in assessing financial prospects of companies developing new products or operating in countries with developing markets.

The strategy for selecting investments in Emerging Markets Fund will be based on various criteria. A company considered for investment may have a good market position in a fast-growing segment of the economy, strong management, preferably a leading position in its business, prospects of superior financial returns, and securities available for purchase at an attractive market valuation. Information on some of the above factors may be difficult, if not impossible, to obtain.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, Emerging Markets Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. If the dollar falls relative to the Japanese yen, for example, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of portfolio and transaction hedging under Portfolio Investments and Strategies.)

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. Emerging Markets Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application of any restrictions on its investments.

Master Fund/Feeder Fund Option.
Rather than invest in securities directly, Emerging Markets Fund may in the future seek to achieve its investment objective by pooling its assets with those of other investment companies for investment in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that the assets of any such investment company would be managed by the Adviser in substantially the same manner as Emerging Markets Fund. Shareholders will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of Emerging Markets Fund and its shareholders.
__________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by Emerging Markets Fund. Each purchase of shares through a broker-dealer, bank, or other intermediary ("Intermediary") that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

Each purchase order must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of Emerging Markets Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of the shareholders.

Shares purchased by reinvestment of dividends will be confirmed quarterly.  All other purchases and redemptions will be confirmed as transactions occur.
__________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Redemption Fee.
Upon the redemption of shares held less than 90 days, a fee of 1% of the current net asset value of the shares redeemed will be assessed and retained by Emerging Markets Fund for the benefit of remaining shareholders. The fee is waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts and Profit Sharing and Money Purchase Pension Plans. However, if such shares are purchased through an Intermediary maintaining an omnibus account for the shares, such fee waiver may not apply. Before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, the fee waiver does not apply to IRA and SEP-IRA accounts. The redemption fee is intended encourage long-term investment in Emerging Markets Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee does not benefit the Adviser in any way. Emerging Markets Fund reserves the right to modify the terms of or terminate this fee at any time.

The redemption fee applies to redemptions from Emerging Markets Fund, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed on a first-in, first-out basis. For more information, see Purchases and Redemptions in the Statement of Additional Information.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully.
Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. Emerging Markets Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by Investment Trust. Investment
Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
Net Asset Value

The purchase price of the shares is the net asset value per share. The redemption price of the shares is at the net asset value per share minus a redemption fee if shares are redeemed within 90 days of purchase. The net asset value of a share of Emerging Markets Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Emerging Markets Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

In computing the net asset value of Emerging Markets Fund, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.
__________________________
Distributions and Income Taxes

Distributions.
Income dividends are normally declared and paid annually. Emerging Markets Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from Emerging Markets Fund. Generally, dividend and capital gains distributions will be reinvested in additional Fund shares.

U.S. Federal Income Taxes.
International Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. International Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, International Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by International Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of International Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in International Fund) from such a plan.
This section is not intended to be a full discussion of income tax laws and their effect on shareholders.

Foreign Income Taxes.
Investment income received by Emerging Markets Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle Emerging Markets Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. Emerging Markets Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that Emerging Markets Fund is liable for foreign income taxes withheld at the source, it also intends to operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to Emerging Markets Fund's shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so.

This discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Emerging Markets Fund shares.
__________________________
Investment Return

The total return from an investment in Emerging Markets Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Emerging Markets Fund's total return with alternative investments should consider differences between Emerging Markets Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Emerging Markets Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is no guarantee of future results.
__________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of Investment Trust has overall management responsibility for the Trust and Emerging Markets Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio and the business affairs of Emerging Markets Fund and Investment Trust, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty
Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


Portfolio Manager.
David P. Harris has been portfolio manager of Emerging Markets Fund since its inception in 1997. He joined the Adviser in 1995 as vice president to create Stein Roe Global Capital Management, a dedicated global and international equity management unit. Mr. Harris is also employed by Colonial Management Associates, Inc., a subsidiary of Liberty Financial and an affiliate of the Adviser, as vice president. Mr. Harris was a portfolio manager with Rockefeller & Co. from 1990 to 1995. After earning a bachelor's degree from the University of Michigan, he was an actuarial associate for GEICO before returning to school to earn an M.B.A. from Cornell University. As of Sept. 30, 1997, Mr. Harris was responsible for managing $207 million in mutual fund net assets.


Fees and Expenses.
In return for its services, the Adviser is entitled to receive monthly management and administrative fees from Emerging Markets Fund, computed and accrued daily, at an annual rate of 1.25% of average net assets. These fees are higher than the fees paid by most mutual funds. As noted under Fee Table, the Adviser may voluntarily waive a portion of its fees. For the year ended Sept. 30, 1997, total expenses amounted to 2.00% of average net assets.

Under a separate agreement with Investment Trust, the Adviser provides certain accounting and bookkeeping services to Emerging
Markets Fund, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of Emerging Markets Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to Emerging Markets Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Emerging Markets Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
Organization and Description of Shares

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

__________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about this Fund.
                      _______________

[STEIN ROE MUTUAL FUNDS LOGO]

PROSPECTUS  Feb. 2, 1998
Defined Contribution Plans

Stein Roe Growth Opportunities Fund

Growth Opportunities Fund seeks long-term capital appreciation. It invests in a diversified portfolio of common stocks of large, mid-sized, and small companies that, in the view of the Adviser, have the ability to generate and sustain earnings growth at an above-average rate.

This prospectus relates only to shares purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

Growth Opportunities Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. Growth
Opportunities Fund is a series of Stein Roe Investment Trust.

This prospectus contains information you should know before investing in Growth Opportunities Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Mutual Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
                                    Page
Fee Table............................ 2
Financial Highlights..................2
The Fund..............................3
Investment Policies...................3
Portfolio Investments and Strategies..4
Investment Restrictions.............. 6
Risks and Investment Considerations.. 7
How to Purchase Shares............... 8
How to Redeem Shares................. 8
Net Asset Value...................... 9
Distributions and Income Taxes........9
Investment Return....................10
Management.......................... 10
Organization and Description of
  Shares.............................11
For More Information.................12

__________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases                  None
Sales Load Imposed on Reinvested Dividends       None
Deferred Sales Load                              None
Redemption Fees                                  None
Exchange Fees                                    None
Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees (after
  reimbursement)                                 0.41%
12b-1 Fees                                       None
Other Expenses                                   0.84%
                                                 -----
Total Operating Expenses (after reimbursement)   1.25%
                                                 =====

Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

            1 year      3 years      5 years      10 years
             $13          $40          $69          $151

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Growth Opportunities Fund. The table is based upon actual expenses incurred in the last fiscal year.

From time to time, the Adviser may voluntarily undertake to reimburse Growth Opportunities Fund for a portion of its operating expenses. The Adviser has undertaken to reimburse Growth Opportunities Fund for its operating expenses to the extent such expenses exceed 1.25% of its annual average net assets. This commitment expires on January 31, 1999, subject to earlier termination by the Adviser on 30 days' notice to the Fund. Absent such reimbursement, the Management and Administrative Fees and Total Operating Expenses would have been 0.90% and 1.74%, respectively. Any such reimbursement will lower the overall expense ratio and increase the overall return to investors. (Also see Management--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gains distributions are reinvested in additional Fund shares; and that, for purposes of fee breakpoints, net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of Growth Opportunities Fund for the period shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. This table should be read in conjunction with Growth Opportunities Fund's financial statements and notes thereto. The annual report, which may be obtained from Stein Roe Investment Trust ("Investment Trust") without charge upon request, contains additional performance information.

Period Ended
                                                 Sept. 30,
                                                  1997 (d)
                                                 -----------
Net Asset Value, Beginning of Period              $10.00
                                                  ------
Income from Investment Operations
Net investment income (loss)                          --
Net realized and unrealized gains on investments     .77
                                                  ------
    Total from investment operations                 .77
                                                  ------
Distributions
Net investment income                                 --
Net realized capital gains                            --
                                                   -----
    Total distributions                               --
                                                  ------
Net Asset Value, End of Period                    $10.77
                                                  ======
Ratio of net expenses to average net assets (b)   1.25%*
Ratio of net investment income to average net
  assets (c)                                      0.02%*
Portfolio turnover rate                               3%
Average commissions (per share)                  $0.0708
Total return                                       7.70%
Net assets, end of period (000 omitted)          $49,830
-----------
*Annualized.
(a) From the commencement of operations on June 30, 1997.
(b) If Growth Opportunities Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.74% for the period ended Sept. 30, 1997.
(c) Computed giving effect to the Adviser's fee waiver.

__________________________
The Fund

Stein Roe Growth Opportunities Fund ("Growth Opportunities Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Growth Opportunities Fund does not impose commissions or charges when shares are purchased or redeemed.

Growth Opportunities Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to Growth Opportunities Fund. The Adviser also manages several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
__________________________
Investment Policies

The investment objective of Growth Opportunities Fund is long-term capital appreciation. Growth Opportunities Fund attempts to achieve its objective by investing in a diversified portfolio of common stocks of large, mid-sized, and small companies that, in the view of the Adviser, have the ability to generate and sustain earnings growth at an above-average rate.

Growth Opportunities Fund's investments include securities of both established companies that the Adviser believes have appreciation potential and emerging companies. Investment in established companies tends to moderate the investment risks associated with investments in emerging, generally smaller, companies. Growth Opportunities Fund invests a portion of its assets in the securities of small and mid-sized companies. These companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also may involve greater risks. Securities of smaller companies may be subject to greater price volatility and tend to be less liquid than securities of larger companies. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them more susceptible to market pressure, and may have a smaller public market for their shares. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although it invests primarily in common stocks, Growth Opportunities Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks.

Growth Opportunities Fund seeks to make investment decisions based on a long-term growth philosophy; that is, Growth Opportunities Fund generally makes investment decisions on the basis of an individual company's ability to generate and sustain earnings growth over the long term, rather than on the basis of the near-term growth prospects of a particular company or economic sector.

Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.
__________________________
Portfolio Investments and Strategies

Debt Securities.
n pursuing its investment objective, Growth Opportunities Fund may invest in debt securities of corporate and governmental issuers. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by Growth Opportunities Fund is lost or reduced below investment grade, it is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether it should continue to hold the security.
Growth Opportunities Fund may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade.

The risks inherent in debt securities depend primarily on the term and quality of the obligations in the investment portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities. Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation, and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, Growth Opportunities Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Convertible Securities.
By investing in convertible securities, Growth Opportunities Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by Growth Opportunities Fund are frequently rated investment grade, it also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade:

- Tend to be more sensitive to interest rate and economic changes;
- May be obligations of issuers who are less creditworthy than issuers of higher-quality convertible securities; and
- May be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities.

As a result, the Adviser's own investment research and analysis tend to be more important than other factors in the purchase of such securities.

Foreign Securities.
Growth Opportunities Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, Growth Opportunities Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) Growth Opportunities Fund may invest in sponsored and unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, Growth Opportunities Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date-- this risk is in addition to the risk that the value of the foreign security purchased may decline. It also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, Growth Opportunities Fund may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of Sept. 30, 1997, holdings of foreign companies amounted to 2.2% of net assets (none in foreign securities and 2.2% in ADRs).

When-Issued and Delayed-Delivery Securities.
Growth Opportunities Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth Opportunities Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. it will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Growth Opportunities Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. It may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

Derivatives.
Consistent with its objective, Growth Opportunities Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Growth Opportunities Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Growth Opportunities Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Growth Opportunities Fund may write a call or put option only if the option is covered. As the writer of a covered call option, it foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth Opportunities Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box.
Growth Opportunities Fund may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Portfolio Turnover.
Although Growth Opportunities Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. At times, Growth Opportunities Fund may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Financial Highlights and Distributions and Income Taxes.) Growth Opportunities Fund is not intended to be an income-producing investment, although it may produce varying amounts of income.
__________________________
Investment Restrictions

Growth Opportunities Fund is diversified as that term is defined in the Investment Company Act of 1940.

Growth Opportunities Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent Growth Opportunities Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
-------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
-------

Growth Opportunities Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Growth Opportunities Fund may not make loans, but may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities;
(3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds. It may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

Growth Opportunities Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third, and fourth paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The investment objective is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Growth Opportunities Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation by investing in a diversified portfolio of common stocks of large, mid-sized and small companies. Growth Opportunities Fund usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. It may, however, under abnormal circumstances, invest up to 25% of net assets in a particular industry or group of industries. There can be no guarantee that Growth Opportunities Fund will achieve its objective.

Securities of small and medium-sized companies may be subject to greater price volatility and tend to be less liquid than securities of larger companies. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.
In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community.

Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Growth Opportunities Fund generally allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. Growth Opportunities Fund, however, will not invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. (See Investment Policies.)

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

Master Fund/Feeder Fund Option.
Rather than invest in securities directly, Growth Opportunities Fund may in the future seek to achieve its investment objective by pooling its assets with those of other investment companies for investment in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that the assets of any such investment company would be managed by the Adviser in substantially the same manner as Growth Opportunities Fund. Shareholders will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of Growth Opportunities Fund and its shareholders.
__________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by Growth Opportunities Fund. Each purchase of shares through a broker-dealer, bank, or other intermediary ("Intermediary") that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

Each purchase order must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of Growth Opportunities Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of the shareholders.

Shares purchased by reinvestment of dividends will be confirmed quarterly.  All other purchases and redemptions will be confirmed as transactions occur.
__________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully.
Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. Growth Opportunities Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by Investment Trust. Investment
Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
Net Asset Value

The purchase or redemption price of the shares is the net asset value per share. The net asset value of a share of Growth Opportunities Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Growth Opportunities Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
Distributions and Income Taxes

Distributions.
Income dividends are normally declared and paid annually. Growth Opportunities Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from Growth Opportunities Fund. Generally, dividend and capital gains distributions will be reinvested in additional
Fund shares.

Income Taxes.
Growth Opportunities Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. Growth Opportunities Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Growth Opportunities Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of Growth Opportunities Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in Growth Opportunities Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
Investment Return

The total return from an investment in Growth Opportunities Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Growth Opportunities Fund's total return with alternative investments should consider differences between Growth Opportunities Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Growth Opportunities Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is no guarantee of future results.
__________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of Investment Trust has overall management responsibility for the Trust and Growth Opportunities Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio and the business affairs of Growth Opportunities Fund and Investment Trust, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty
Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers.
Gloria J. Santella, Eric S. Maddix and Arthur J. McQueen have been co-portfolio managers of Growth Opportunities Fund since its inception in 1997. Ms. Santella is a senior vice president of the Adviser, having been associated with the Adviser since 1979. She received her B.B.A. from Loyola University (1979) and M.B.A. from the University of Chicago (1983). Mr. Maddix is a vice president of the Adviser, which he joined in 1987. He received his B.B.A. degree from Iowa State University (1986) and his M.B.A. from the University of Chicago (1992). Mr. McQueen, a senior vice president of the Adviser, joined it in 1987. He received a B.S. from Villanova University (1980) and an M.B.A. from the Wharton School of the University of Pennsylvania (1987). As of Sept. 30, 1997, Ms. Santella and Mr. Maddix co-managed $1.1 billion in mutual fund net assets and Mr. McQueen co-managed $50 million in mutual fund net assets.

Fees and Expenses.
The Adviser is entitled to receive a monthly management fee from Growth Opportunities Fund based on an annual rate of .75% of the first $500 million of average net assets, .70% of the next $500 million, .65 of the next $500 million, and .60% thereafter; and a monthly administrative fee based on an annual rate of .15% of the first $500 million, .125% of the next $500 million, .10% of the next $500 million, and .075% thereafter. For the year ended Sept. 30, 1997, total expenses, after the fee reimbursement described under Fee Table, amounted to 1.25% of average net assets.

Under a separate agreement with Investment Trust, the Adviser provides certain accounting and bookkeeping services to Growth
Opportunities Fund, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of Growth Opportunities Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to Growth Opportunities Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Growth Opportunities Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
Organization and Description of Shares

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

__________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about this Fund.
                           _______________

[STEIN ROE MUTUAL FUNDS]

PROSPECTUS  Feb. 2, 1998
Defined Contribution Plans

Stein Roe Balanced Fund


The investment objective of Balanced Fund is to provide long-term growth of capital and current income, consistent with reasonable investment risk. Balanced Fund invests all of its net investable assets in SR&F Balanced Portfolio, which has the same investment objective and substantially the same investment policies as Balanced Fund. The investment experience of Balanced Fund will correspond to Balanced Portfolio. (See Master Fund/Feeder Fund:
Structure and Risk Factors.)


This prospectus relates only to shares of Balanced Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

Balanced Fund is a "no-load" fund. There are no sales or redemption charges, and Balanced Fund has no 12b-1 plan. Balanced Fund is a series of the Stein Roe Investment Trust and Balanced
Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

This prospectus contains information you should know before investing in Balanced Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Mutual Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
                                      Page
Fee Table.............................. 2
Financial Highlights....................2
The Fund................................3
Investment Policies.....................4
Portfolio Investments and Strategies....4
Investment Restrictions................ 6
Risks and Investment Considerations.... 7
How to Purchase Shares..................7
How to Redeem Shares................... 7
Net Asset Value........................ 8
Distributions and Income Taxes..........8
Investment Return.......................9
Management............................. 9
Organization and Description of Shares.10
Master Fund/Feeder Fund: Structure
   and Risk Factors....................11
For More Information.................. 12
__________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases .......            None
Sales Load Imposed on Reinvested Dividends         None
Deferred Sales Load                                None
Redemption Fees                                    None
Exchange Fees                                      None
Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees                 0.70%
12b-1 Fees                                         None
Other Expenses                                     0.35%
                                                   -----
Total Operating Expenses                           1.05%
                                                   =====

Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

         1 year      3 years      5 years      10 years
          $11          $33          $58           $128

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Balanced Fund. The table is based upon actual expenses incurred in the last fiscal year.

Balanced Fund pays the Adviser an administrative fee based on the Fund's average daily net assets, and Balanced Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both Balanced Fund and Balanced Portfolio are summarized in the Fee Table. (The fees are described under Management.) Balanced Fund bears its proportionate share of Portfolio fees and expenses. The trustees of Stein Roe Investment Trust ("Investment Trust") have considered whether the annual operating expenses of Balanced Fund, including its share of the expenses of Balanced Portfolio, would be more or less than if Balanced Fund invested directly in the securities held by Balanced Portfolio. The trustees concluded that Balanced Fund's expenses would not be greater in such case.

For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods, that all income dividends and capital gains distributions are reinvested in additional Balanced Fund shares, and that, for purposes of fee breakpoints, Balanced Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Balanced Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of Balanced Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. This table should be read in conjunction with Balanced Fund's financial statements and notes thereto. The annual report, which may be obtained from Investment Trust without charge upon request, contains additional performance information.

                                  Nine
                         Year     Months
                         Ended    Ended
                         Dec. 31, Sept. 30,                       Years Ended Sept. 30,
                         1987     1988      1989    1990     1991      1992     1993     1994     1995     1996      1997
                        ------   ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
Net Asset Value,
 Beginning of
 Period                 $25.07   $22.25   $22.66   $25.41   $21.68    $26.08   $26.91   $27.57  $25.78    $27.82    $30.07
                        ------   ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
Income from
 Investment Operations
Net investment
 income                  1.32      0.97     1.37     1.28     1.32      1.31    1.26     1.15     1.33      1.00      0.95
Net realized and
 unrealized gains
 (losses) on invest-
 ments                  (1.06)     0.45     3.10    (2.92)    4.85      1.48    2.37    (1.06)    2.22      2.96      5.61
                        ------   ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
Total from invest-
 ment operations         0.26      1.42     4.47    (1.64)    6.17      2.79    3.63     0.09     3.55      3.96      6.56
                        ------   ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
Distributions
Net investment income   (1.63)    (0.90)   (1.34)   (1.36)   (1.26)    (1.34)  (1.30)   (1.17)   (1.23)    (1.01)    (0.96)
Net realized capital
 gains                  (1.45)    (0.11)   (0.38)   (0.73)   (0.51)    (0.62)  (1.67)   (0.71)   (0.28)    (0.70)    (2.26)
                        ------   ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
  Total distributions   (3.08)    (1.01)   (1.72)   (2.09)   (1.77)    (1.96)  (2.97)   (1.88)   (1.51)    (1.71)    (3.22)
                       ------    ------   -------  ------   ------    ------   ------   ------  ------    ------    ------
Net Asset Value, End of
 Period                 $22.25   $22.66   $25.41   $21.68   $26.08    $26.91  $27.57   $25.78   $27.82    $30.07    $33.41
                        ======   ======   ======   ======   ======    ======  ======   ======   ======    ======    ======
Ratio of net expenses
 to average net assets   0.80%   *0.87%    0.90%    0.88%     0.87%    0.85%   0.81%    0.83%    0.87%     1.05%     1.05%
Ratio of net invest-
 ment income to
 average net assets      5.12%   *5.68%    5.83%    5.36%     5.50%    4.94%   4.69%    4.53%    5.14%     3.45%     3.02%
Portfolio turnover
 rate                      86%      85%      93%      75%       71%      59%     53%      29%      45%       87%       15%(a)
Average commissions
 (per share)               --       --       --        --       --       --      --       --       --    $0.0537   $0.0594(a)
Total return             0.74%    6.51%   20.76%   (6.86%)   29.67%   11.13%  14.57%    0.36%   14.49%    14.83%    23.60%
Net assets, end of
 period (000 omitted) $140,279 $134,225 $144,890 $124,592 $150,689 $173,417 $222,292 $229,274 $228,560  $231,063  $284,846

*Annualized.
(a) Prior to the commencement of operations of Balanced Portfolio. The portfolio turnover rate for Balanced Portfolio from Feb. 3, 1997, was 21%.

__________________________
The Fund

Stein Roe Balanced Fund ("Balanced Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Balanced Fund does not impose commissions or charges when shares are purchased or redeemed.

Balanced Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment management, administrative, and bookkeeping and accounting services to Balanced Fund and Balanced Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

On Feb. 3, 1997, Balanced Fund became a "feeder fund"--that is, it invested all of its assets in SR&F Balanced Portfolio ("Balanced Portfolio"), a "master fund" that has an investment objective identical to that of Balanced Fund. Balanced Portfolio is a series of SR&F Base Trust ("Base Trust"). Before converting to a feeder fund, Balanced Fund invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds.
The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of Balanced Portfolio, Balanced Fund's master fund, are managed by the Adviser in the same manner as the assets of Balanced Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)
__________________________
Investment Policies

The investment objective of Balanced Fund is to seek long-term growth of capital and current income, consistent with reasonable investment risk. Balanced Fund invests all of its net investable assets in Balanced Portfolio, which has the same investment objective and substantially the same investment policies as Balanced Fund. Balanced Portfolio allocates its investments among equities, debt securities and cash. The portfolio manager determines those allocations based on the views of the Adviser's investment strategists regarding economic, market and other factors relative to investment opportunities.

The equity portion of the portfolio is invested primarily in well-established companies having market capitalizations in excess of $1 billion. Fixed income securities will make up at least 25% of Balanced Portfolio's total assets. Investments in debt securities are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.
__________________________
Portfolio Investments and Strategies

Convertible Securities.
By investing in convertible securities, Balanced Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. The convertible securities purchased by Balanced Portfolio are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Debt Securities.
In pursuing its investment objective, Balanced Portfolio may invest in debt securities of corporate and governmental issuers. Investment in debt securities is limited to those that are rated investment grade. Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by Balanced Portfolio is lost or reduced below investment grade, Balanced Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether Balanced Portfolio should continue to hold the security. When the Adviser deems a temporary defensive position advisable, Balanced Portfolio may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

Foreign Securities.
Balanced Portfolio may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, Balanced Portfolio is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) Balanced Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Balanced Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, Balanced Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. Balanced Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce its exposure to currency fluctuations. In addition, Balanced Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of Sept. 30, 1997, Balanced Portfolio's holdings of foreign companies amounted to 11.4% of net assets (3.9% in foreign securities and 7.5% in ADRs).

When-Issued and Delayed-Delivery Securities.
Balanced Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Balanced Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Balanced Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Balanced Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. It may also participate in an interfund lending program subject to certain restrictions described in the Statement of Additional Information.

Derivatives.
Consistent with its objective, Balanced Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Balanced Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Balanced Portfolio may:
(1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Balanced Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Balanced Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Balanced Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box.
Balanced Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect Balanced Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Portfolio Turnover.
Although Balanced Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes and Financial Highlights.)
__________________________
Investment Restrictions

Each of Balanced Fund and Balanced Portfolio is diversified as that term is defined in the Investment Company Act of 1904.

Neither Balanced Fund nor Balanced Portfolio will invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent Balanced Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
------
/1/ A repurchase agreement involves a sale of securities to Balanced Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Balanced Portfolio could experience both losses and delays in liquidating its collateral.
------

Neither Balanced Fund nor Balanced Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer.
Balanced Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

While neither Balanced Fund nor Balanced Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

Balanced Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third, and fourth paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Balanced Fund and Balanced Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to Balanced Fund's shareholders. Any such change may result in Balanced Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in Balanced Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Balanced Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in securities. Balanced Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries; however, under abnormal circumstances, it may invest up to 25% of net assets in a particular industry or group of industries. There can be no guarantee that Balanced Fund will achieve its objective.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.
__________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of Balanced Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at Balanced Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by Balanced Fund. Each purchase of shares through a broker-dealer, bank, or other intermediary ("Intermediary") that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

Each purchase order must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of Balanced Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of Balanced Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed quarterly.  All other purchases and redemptions will be confirmed as transactions occur.
__________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Balanced Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of Balanced Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Balanced Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. Balanced Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by Investment Trust. Investment
Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon Balanced Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
Net Asset Value

The purchase or redemption price of Balanced Fund's shares is its net asset value per share. The net asset value of a share of Balanced Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time. Balanced Portfolio allocates net asset value, income, and expenses to Balanced Fund and any other of its feeder funds in proportion to their respective interests in Balanced Portfolio.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
Distributions and Income Taxes

Distributions.
Income dividends are normally declared and paid each calendar quarter. However, because Balanced Fund is required to distribute at least 98% of its net investment income by the end of the calendar year, an additional dividend may be declared near year end. Balanced Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from Balanced Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of Balanced Fund.

Income Taxes.
Balanced Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. Balanced Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Balanced Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Balanced Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of Balanced Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in Balanced Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
Investment Return

The total return from an investment in Balanced Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Balanced Fund's total return with alternative investments should consider differences between Balanced Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Balanced Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is no guarantee of future results.
__________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of Investment Trust and the Board of Base Trust have overall management responsibility for Balanced Fund and Balanced Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since Investment Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Balanced Fund and Balanced Portfolio.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing Balanced Fund and Balanced Portfolio, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers.
Harvey B. Hirschhorn has been portfolio manager of Balanced Portfolio since its inception in 1997 and had been portfolio manager of Balanced Fund since Apr., 1996. Mr. Hirschhorn is Executive Vice President and Chief Economist & Investment Strategist of the Adviser, which he joined in 1973. He received an A.B. degree from Rutgers College (1971) and an M.B.A. from the University of Chicago (1973), and is a chartered financial analyst. As of Sept. 30, 1997, Mr. Hirschhorn was responsible for managing $615 million in mutual fund net assets. William Garrison and Sandra L. Knight are the associate portfolio managers. Mr. Garrison joined the Adviser in 1989. He received his A.B. from Princeton University (1988) and an M.B.A from the University of Chicago (1995). Ms. Knight earned a B.S. degree from Lawrence Technological University (1984) and an M.B.A. from Loyola University of Chicago (1991). She has been employed by the Adviser as a quantitative analyst since 1991.

Fees and Expenses.
In return for its services, the Adviser is entitled to receive a management fee from Balanced Portfolio based on an annual rate of
 .55% of the first $500 million of average net assets, .50% of the next $500 million, and .45% thereafter; and an administrative fee from Balanced Fund based on an annual rate of .15% of the first $500 million of average net assets, .125% of the next $500 million, and .10% thereafter. Prior to conversion to the master fund/feeder fund structure on Feb. 3, 1997, the management fee was paid by Balanced Fund. For the fiscal year ended Sept. 30, 1997, total expenses amounted to 1.05% of the average net assets of Balanced Fund. At Sept. 30, 1997, Balanced Fund owned 99.96% of Balanced Portfolio.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Balanced Fund and Balanced Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of Balanced Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to Balanced Fund or to its shareholders.
The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Balanced Fund and Balanced Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
Organization and Description of Shares

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

__________________________
Master Fund/Feeder Fund:
Structure and Risk Factors

Balanced Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Balanced Fund. The shareholders of Balanced Fund approved this policy of permitting Balanced Fund to act as a feeder fund by investing in Balanced Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Balanced Fund and Balanced Portfolio. The management fees and expenses of Balanced Fund and Balanced Portfolio are described under Fee Table and Management. Balanced Fund bears its proportionate share of Balanced Portfolio's expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Balanced Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Balanced Fund and other investors in Balanced Portfolio will be liable for all obligations of Balanced Portfolio that are not satisfied by Balanced Portfolio. However, the risk of Balanced Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and Balanced Portfolio was unable to meet its obligations. Accordingly, the trustees of Investment Trust believe that neither Balanced Fund nor its shareholders will be adversely affected by reason of Balanced Fund's investing in Balanced Portfolio.

The Declaration of Trust of Base Trust provides that Balanced Portfolio will terminate 120 days after the withdrawal of Balanced Fund or any other investor in Balanced Portfolio, unless the remaining investors vote to agree to continue the business of Balanced Portfolio. The trustees of Investment Trust may vote Balanced Fund's interests in Balanced Portfolio for such continuation without approval of Balanced Fund's shareholders.

The common investment objective of Balanced Fund and Balanced
Portfolio is nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Balanced Fund's shareholders.

The fundamental policies of Balanced Fund and the corresponding fundamental policies of Balanced Portfolio can be changed only with shareholder approval. If Balanced Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of Balanced Portfolio or any other matter pertaining to Balanced Portfolio (other than continuation of the business of Balanced Portfolio after withdrawal of another investor), Balanced Fund will solicit proxies from its shareholders and vote its interest in Balanced Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Balanced Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in Balanced Portfolio, they could have voting control over Balanced Portfolio.

In the event that Balanced Portfolio's fundamental policies were changed so as to be inconsistent with those of Balanced Fund, the Board of Trustees of Investment Trust would consider what action might be taken, including changes to Balanced Fund's fundamental policies, withdrawal of Balanced Fund's assets from Balanced Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of Balanced Fund's shareholders. Balanced Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Balanced Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Balanced Fund. Should such a distribution occur, Balanced Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Balanced Fund and could affect the liquidity of Balanced Fund.

Each investor in Balanced Portfolio, including Balanced Fund, may add to or reduce its investment in Balanced Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Balanced Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Balanced Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Balanced Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Balanced Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Balanced Portfolio by all investors in Balanced Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Balanced Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Balanced Portfolio, but members of the general public may not invest directly in Balanced Portfolio. Other investors in Balanced Portfolio are not required to sell their shares at the same public offering price as Balanced Fund, might incur different administrative fees and expenses than Balanced Fund, and might charge a sales commission. Therefore, Balanced Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Balanced Portfolio. Investment by such other investors in Balanced Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of Balanced Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in Balanced Portfolio could result in untimely liquidations of Balanced Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Balanced Portfolio as a percentage of Balanced Portfolio's net assets. As a result, Balanced Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in Balanced Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
__________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about Balanced Fund.
                            ________________

[STEIN ROE MUTUAL FUNDS LOGO]

PROSPECTUS  Feb. 2, 1998
Defined Contribution Plans

Stein Roe Growth Stock Fund


The investment objective of Growth Stock Fund is to provide long-term capital appreciation. Growth Stock Fund invests all of its net investable assets in SR&F Growth Stock Portfolio, which has the same investment objective and substantially the same investment policies as Growth Stock Fund. The investment experience of Growth Stock Fund will correspond to Growth Stock Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.) Growth Stock Portfolio invests in common stocks and other equity-type securities. Growth Stock Fund is closed to new investors except for purchases by eligible investors as described under How to Purchase Shares.


This prospectus relates only to shares of Growth Stock Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

Growth Stock Fund is a "no-load" fund. There are no sales or redemption charges, and Growth Stock Fund has no 12b-1 plan.
Growth Stock Fund is a series of the Stein Roe Investment Trust and Growth Stock Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

This prospectus contains information you should know before investing in Growth Stock Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Mutual Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
                                         Page
Fee Table..................................2
Financial Highlights.......................2
The Fund...................................3
Investment Policies........................4
Portfolio Investments and Strategies.......4
Investment Restrictions....................6
Risks and Investment Considerations....... 7
How to Purchase Shares.....................7
How to Redeem Shares...................... 8
Net Asset Value........................... 8
Distributions and Income Taxes.............9
Investment Return..........................9
Management............................... 10
Organization and Description of Shares....11
Master Fund/Feeder Fund: Structure
   and Risk Factors.......................11
For More Information..................... 13

__________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases                None
Sales Load Imposed on Reinvested Dividends     None
Deferred Sales Load                            None
Redemption Fees                                None
Exchange Fees                                  None
Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees             0.75%
12b-1 Fees                                     None
Other Expenses                                 0.32%
                                               -----
Total Operating Expenses                       1.07%
                                               =====

Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

            1 year      3 years      5 years      10 years
              $11         $34          $59          $131

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Growth Stock Fund. The table is based upon actual expenses incurred in the last fiscal year.

Growth Stock Fund pays the Adviser an administrative fee based on the Fund's average daily net assets, and Growth Stock Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both Growth Stock Fund and Growth Stock Portfolio are summarized in the Fee Table. (The fees are described under Management.) Growth Stock Fund bears its proportionate share of Portfolio fees and expenses. The trustees of Stein Roe Investment Trust ("Investment Trust") have considered whether the annual operating expenses of Growth Stock Fund, including its share of the expenses of Growth Stock Portfolio, would be more or less than if Growth Stock Fund invested directly in the securities held by Growth Stock Portfolio. The trustees concluded that Growth Stock Fund's expenses would not be greater in such case.

For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gains distributions are reinvested in additional Growth Stock Fund shares; and that, for purposes of fee breakpoints, Growth Stock Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Growth Stock Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of Growth Stock Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. This table should be read in conjunction with Growth Stock Fund's financial statements and notes thereto. The annual report, which may be obtained from Investment Trust without charge upon request, contains additional performance information.

                             Nine
                    Year     Months
                    Ended    Ended
                    Dec. 31, Sept. 30,                            Years Ended Sept. 30,
                    1987     1988      1989    1990        1991      1992     1993      1994     1995      1996      1997
                   ------   ------   -------   ------     ------    ------   ------    ------   ------    ------    ------
Net Asset Value,
 Beginning of
 Period            $16.97    $14.67   $14.60   $19.05      $17.90   $22.79    $24.65    $24.89   $23.58    $26.13   $28.79
                   ------    ------   ------   ------      ------    -----    ------    ------   ------    ------   ------
Income from Investment
 Operations
Net investment
 income              0.24      0.19     0.34     0.39        0.33     0.18      0.15      0.13     0.12      0.08    0.01
Net realized and
 unrealized gains
 (losses) on
 investments         0.46     (0.11)    4.51    (1.17)       5.90     3.01      1.14      0.41     5.60      5.01    8.79
                   ------    ------   ------   ------      ------    -----    ------    ------   ------    ------   ------
Total from investment
 operations          0.70      0.08     4.85    (0.78)       6.23     3.19      1.29      0.54     5.72      5.09    8.80
                   ------    ------   ------   ------      ------    -----    ------    ------   ------    ------   ------
Distributions
Net investment
 Income             (0.29)    (0.15)   (0.34)   (0.37)      (0.42)   (0.16)    (0.10)    (0.12)   (0.15)    (0.10)  (0.07)
Net realized capital
 gains              (2.71)       --    (0.06)      --       (0.92)   (1.17)    (0.95)    (1.73)   (3.02)    (2.33)  (2.23)
                   ------    ------   ------   ------      ------    -----    ------    ------   ------    ------   ------
Total distributions (3.00)    (0.15)   (0.40)   (0.37)      (1.34)   (1.33)    (1.05)    (1.85)   (3.17)    (2.43)  (2.30)
                   ------    ------   ------   ------      ------    -----    ------    ------   ------    ------   ------
Net Asset Value,
 End of Period     $14.67    $14.60   $19.05   $17.90      $22.79   $24.65    $24.89    $23.58   $26.13    $28.79  $35.29
                   ======    ======   ======   ======      ======   ======    ======    ======   ======    ======  ======
Ratio of net
 expenses to average
 net assets         0.65%    *0.76%    0.77%    0.73%       0.79%    0.92%     0.93%     0.94%    0.99%     1.08%   1.07%
Ratio of net
 investment income
 to average net
 assets             1.25%    *1.62%    2.05%    2.03%       1.63%    0.75%     0.59%     0.50%    0.56%     0.32%   0.04%
Portfolio turnover
 rate                143%       84%      47%      40%         34%      23%       29%       27%      36%       39%     5%(a)
Average commissions
 (per share)          --        --       --       --          --       --        --        --        --   $0.0528  $0.0582(a)
Total return        5.57%     0.54%   33.86%   (4.17%)     36.64%   14.37%     5.09%     2.10%    28.18%   21.04%   33.10%
Net assets,
 end of period
 (000 omitted)  $232,658  $195,641  $206,476  $206,031  $291,767  $372,758  $373,921  $321,502  $360,336 $417,964 $607,699

*Annualized
(a) Prior to the commencement of operations of Growth Stock
Portfolio. The portfolio turnover for Growth Stock Portfolio from Feb. 3, 1997, was 22%.
Note: For the year ended Sept. 30, 1989, the average amount of debt outstanding was $124,000, the average number of shares outstanding was 11,745,000, and the average amount of debt
outstanding per share was $0.0106.   Growth Stock Fund had no
bank borrowings during any other periods.

The Fund

Stein Roe Growth Stock Fund ("Growth Stock Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Growth Stock Fund does not impose commissions or charges when shares are purchased or redeemed.

Growth Stock Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment management, administrative, and bookkeeping and accounting services to Growth Stock Fund and Growth Stock Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

On Feb. 3, 1997, Growth Stock Fund became a "feeder fund"--that is, it invested all of its assets in SR&F Growth Stock Portfolio ("Growth Stock Portfolio"), a "master fund" that has an investment objective identical to that of Growth Stock Fund. Growth Stock Portfolio is a series of SR&F Base Trust ("Base Trust"). Before converting to a feeder fund, Growth Stock Fund invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of Growth Stock Portfolio, Growth Stock Fund's master fund, are managed by the Adviser in the same manner as the assets of Growth Stock Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)
__________________________
Investment Policies

The investment objective of Growth Stock Fund is long-term capital appreciation. Growth Stock Fund invests all of its net investable assets in Growth Stock Portfolio, which has the same investment objective and substantially the same investment policies as Growth Stock Fund. Growth Stock Portfolio attempts to achieve its objective by normally investing at least 65% of its total assets in common stock and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks) that, in the opinion of the Adviser, have long-term appreciation possibilities.

Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.
__________________________
Portfolio Investments and Strategies

Debt Securities.
In pursuing its investment objective, Growth Stock Portfolio may invest up to 35% of its total assets in debt securities of corporate and governmental issuers. Investment in debt securities is limited to those that are rated within the four highest grades (generally referred to as investment grade). Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by Growth Stock Portfolio is lost or reduced below investment grade, Growth Stock Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether Growth Stock Portfolio should continue to hold the security. When the Adviser deems a temporary defensive position advisable, Growth Stock Portfolio may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

Foreign Securities.
Growth Stock Portfolio may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, Growth Stock Portfolio is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) Growth Stock Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Growth Stock Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, Growth Stock Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. Growth Stock Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, Growth Stock Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of Sept. 30, 1997, Growth Stock Portfolio's holdings of foreign companies amounted to 4.8% of net assets (1.6% in foreign securities and 3.2% in ADRs).

When-Issued and Delayed-Delivery Securities.
Growth Stock Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth Stock Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Stock Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Growth Stock Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. It may also participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

Derivatives
Consistent with its objective, Growth Stock Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Growth Stock Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Growth Stock Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Growth Stock Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Growth Stock Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth Stock Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box.
Growth Stock Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect Growth Stock Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Portfolio Turnover.
Although Growth Stock Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Financial Highlights and Distributions and Income Taxes.) Growth Stock Fund is not intended to be an income-producing investment, although it may produce varying amounts of income.
__________________________
Investment Restrictions

Each of Growth Stock Fund and Growth Stock Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither Growth Stock Fund nor Growth Stock Portfolio will invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent Growth Stock Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
-------
/1/ A repurchase agreement involves a sale of securities to Growth Stock Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Stock Portfolio could experience both losses and delays in liquidating its collateral.
-------

Neither Growth Stock Fund nor Growth Stock Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Growth Stock Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

While neither Growth Stock Fund nor Growth Stock Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

Growth Stock Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third, and fourth paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Growth Stock Fund and Growth Stock Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to Growth Stock Fund's shareholders. Any such change may result in Growth Stock Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in Growth Stock Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Growth Stock Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. Growth Stock Portfolio seeks to reduce risk by investing in a diversified portfolio, but this does not eliminate all risk. It may, however, under abnormal circumstances, invest up to 25% of net assets in a particular industry or group of industries. There can be no guarantee that Growth Stock Fund will achieve its objective.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.
__________________________
How to Purchase Shares

Growth Stock Fund is closed to purchases (including exchanges) by new investors except for purchases by eligible investors as described below. The Trust has taken this step to facilitate management of the portfolio. If you are already a shareholder of Growth Stock Fund, you may continue to add to your account or open another account in your name. In addition, you may open a new account if:

- you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, as of Oct. 15, 1997 and you are opening a new account by exchange or by dividend reinvestment as described in the prospectus;
- you are a client of the Fund's investment adviser, Stein Roe & Farnham Incorporated (the "Adviser");
- you are a trustee of Stein Roe Investment Trust; an employee of the Adviser, or any of its affiliated companies; or a member of the immediate family of any trustee or employee;
- you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of Oct. 15, 1997, have one or more clients who were Growth Stock Fund shareholders; or
- you purchase shares for an employee benefit plan, the records for which are maintained by a trust company or third party administrator under an investment program with the Fund.

The trustees of Investment Trust concluded that permitting the additional investments described above would not adversely affect the ability of the Adviser to manage the portfolio effectively. If you have questions about your eligibility to purchase shares of Growth Stock Fund, please call 800-338-2550.

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of Growth Stock Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at Growth Stock Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by Growth Stock Fund. Each purchase of shares through a broker-dealer, bank, or other intermediary ("Intermediary") that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

Each purchase order must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of Growth Stock Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of Growth Stock Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed quarterly.  All other purchases and redemptions will be confirmed as transactions occur.
__________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Growth Stock Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of Growth Stock Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Growth Stock Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. Growth Stock Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by Investment Trust. Investment
Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon Growth Stock Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
Net Asset Value

The purchase or redemption price of Growth Stock Fund's shares is its net asset value per share. The net asset value of a share of Growth Stock Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time. Growth Stock Portfolio allocates net asset value, income, and expenses to Growth Stock Fund and any other of its feeder funds in proportion to their respective interests in Growth Stock Portfolio.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
Distributions and Income Taxes

Distributions.
Income dividends are normally declared and paid annually. Growth Stock Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from Growth Stock Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of Growth Stock Fund.

Income Taxes.
Growth Stock Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. Growth Stock Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Growth Stock Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Growth Stock Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of Growth Stock Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in Growth Stock Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
Investment Return

The total return from an investment in Growth Stock Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Growth Stock Fund's total return with alternative investments should consider differences between Growth Stock Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Growth Stock Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is no guarantee of future results.
__________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of Investment Trust and the Board of Base Trust have overall management responsibility for Growth Stock Fund and Growth Stock Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since Investment Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Growth Stock Fund and Growth Stock Portfolio.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing Growth Stock Fund and Growth Stock Portfolio, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers.
Erik P. Gustafson has been portfolio manager of Growth Stock Portfolio since its inception in 1997. He had been manager of Growth Stock Fund since 1994. Mr. Gustafson is a vice president of the Adviser, having joined it in 1992. From 1989 to 1992 he was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees from Florida State University (1989). As of Sept. 30, 1997, Ms. Gustafson was responsible for managing $1.3 billion in mutual fund net assets. David P. Brady is associate portfolio manager. Mr. Brady, who joined the Adviser in 1993, was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona (1986), and an M.B.A. from the University of Chicago (1989).

Fees and Expenses.
In return for its services, the Adviser is entitled to receive a management fee from Growth Stock Portfolio based on an annual rate of .60% of the first $500 million of average net assets, .55% of the next $500 million, and .50% thereafter; and an administrative fee from Growth Stock Fund based on an annual rate of .15% of the first $500 million of average net assets, .125% of the next $500 million, and .10% thereafter. Prior to conversion to the master fund/feeder fund structure on Feb. 3, 1997, the management fee was paid by Growth Stock Fund. For the fiscal year ended Sept. 30, 1997, total expenses amounted to 1.07% of the average net assets of Growth Stock Fund. At Sept. 30, 1997, Growth Stock Fund owned 99.96% of Growth Stock Portfolio.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Growth Stock Fund and Growth Stock Portfolio including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of Growth Stock Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to Growth Stock Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Growth Stock Fund and Growth Stock Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
Organization and Description of Shares

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

__________________________
Master Fund/Feeder Fund:
Structure and Risk Factors

Growth Stock Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Growth Stock Fund. The shareholders of Growth Stock Fund approved this policy of permitting Growth Stock Fund to act as a feeder fund by investing in Growth Stock Portfolio.
Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Growth Stock Fund and Growth Stock Portfolio. The management fees and expenses of Growth Stock Fund and Growth Stock Portfolio are described under Fee Table and Management. Growth Stock Fund bears its proportionate share of Growth Stock Portfolio's expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Growth Stock Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Growth Stock Fund and other investors in Growth Stock Portfolio will be liable for all obligations of Growth Stock Portfolio that are not satisfied by Growth Stock Portfolio. However, the risk of Growth Stock Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and Growth Stock Portfolio was unable to meet its obligations. Accordingly, the trustees of Investment Trust believe that neither Growth Stock Fund nor its shareholders will be adversely affected by reason of Growth Stock Fund's investing in Growth Stock Portfolio.

The Declaration of Trust of Base Trust provides that Growth Stock Portfolio will terminate 120 days after the withdrawal of Growth Stock Fund or any other investor in Growth Stock Portfolio, unless the remaining investors vote to agree to continue the business of Growth Stock Portfolio. The trustees of Investment Trust may vote Growth Stock Fund's interests in Growth Stock Portfolio for such continuation without approval of Growth Stock Fund's shareholders.

The common investment objective of Growth Stock Fund and Growth Stock Portfolio is nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Growth Stock Fund's shareholders.

The fundamental policies of Growth Stock Fund and the corresponding fundamental policies of Growth Stock Portfolio can be changed only with shareholder approval. If Growth Stock Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of Growth Stock Portfolio or any other matter pertaining to Growth Stock Portfolio (other than continuation of the business of Growth Stock Portfolio after withdrawal of another investor), Growth Stock Fund will solicit proxies from its shareholders and vote its interest in Growth Stock Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Growth Stock Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in Growth Stock Portfolio, they could have voting control over Growth Stock Portfolio.

In the event that Growth Stock Portfolio's fundamental policies were changed so as to be inconsistent with those of Growth Stock Fund, the Board of Trustees of Investment Trust would consider what action might be taken, including changes to Growth Stock Fund's fundamental policies, withdrawal of Growth Stock Fund's assets from Growth Stock Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of Growth Stock Fund's shareholders. Growth Stock Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Growth Stock Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Growth Stock Fund. Should such a distribution occur, Growth Stock Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Growth Stock Fund and could affect the liquidity of Growth Stock Fund.

Each investor in Growth Stock Portfolio, including Growth Stock Fund, may add to or reduce its investment in Growth Stock Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Growth Stock Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Growth Stock Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Growth Stock Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Growth Stock Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Growth Stock Portfolio by all investors in Growth Stock Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Growth Stock Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Growth Stock Portfolio, but members of the general public may not invest directly in Growth Stock Portfolio. Other investors in Growth Stock Portfolio are not required to sell their shares at the same public offering price as Growth Stock Fund, might incur different administrative fees and expenses than Growth Stock Fund, and might charge a sales commission. Therefore, Growth Stock Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Growth Stock Portfolio. Investment by such other investors in Growth Stock Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of Growth Stock Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in Growth Stock Portfolio could result in untimely liquidations of Growth Stock Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Growth Stock Portfolio as a percentage of Growth Stock Portfolio's net assets. As a result, Growth Stock Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in Growth Stock Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
__________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about Growth Stock Fund.
________________

[STEIN ROE MUTUAL FUNDS LOGO]

PROSPECTUS  Feb. 2, 1998
Defined Contribution Plans

Stein Roe Capital Opportunities Fund

The Fund seeks long-term capital appreciation by investing in aggressive growth companies.

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the Stein Roe Investment Trust.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Mutual Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
                                      Page
Fee Table.............................. 2
Financial Highlights....................2
The Fund................................3
Investment Policies.....................4
Portfolio Investments and Strategies....4
Investment Restrictions................ 6
Risks and Investment Considerations.... 6
How to Purchase Shares................. 7
How to Redeem Shares................... 7
Net Asset Value........................ 8
Distributions and Income Taxes..........8
Investment Return.......................9
Management............................. 9
Organization and Description of Shares.10
For More Information...................11

__________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases                 None
Sales Load Imposed on Reinvested Dividends      None
Deferred Sales Load                             None
Redemption Fees                                 None
Exchange Fees                                   None
Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees              0.85%
12b-1 Fees                                      None
Other Expenses                                  0.32%
                                                -----
Total Operating Expenses                        1.17%
                                                =====

Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

          1 year      3 years      5 years      10 years
           $12          $37          $64          $142

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year.

For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gains distributions are reinvested in additional Fund shares; and that, for purposes of fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of the Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. This table should be read in conjunction with the Fund's financial statements and notes thereto. The annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

                                  Nine
                   Year     Months
                   Ended    Ended
                   Dec. 31, Sept. 30,                            Years Ended Sept. 30,
                   1987     1988       1989     1990      1991      1992      1993      1994     1995       1996      1997
                  ------   ------     -------  ------    ------    ------    ------    ------   ------     ------    ------
Net Asset Value,
 Beginning of
 Period           $13.38    $10.62    $10.78   $14.58    $ 7.32    $11.00    $11.56    $15.44    $15.79     $21.69   $31.04
                  ------    ------    ------   ------    ------    ------    ------    ------    ------     -------  ------
Income from
 Investment
 Operations
Net investment
 income (loss)      0.03      0.03      0.05     0.06      0.11      0.06      0.01      0.02      0.01      (0.06)   (0.17)
Net realized and
 unrealized gains
 (losses) on
 investments        0.62      0.13      3.86    (4.72)     3.73      0.60      3.91      0.34      5.91      10.41     (1.77)
                  ------    ------    ------   ------    ------    ------    ------    ------    ------     -------  ------
Total from invest-
 ment operations    0.65      0.16      3.91    (4.66)     3.84      0.66      3.92      0.36      5.92      10.35     (1.94)
                  ------    ------    ------   ------    ------    ------    ------    ------    ------     -------  ------
Distributions
Net investment
 income            (0.05)      --      (0.05)   (0.06)    (0.08)    (0.10)    (0.04)    (0.01)    (0.02)     (0.01)        --
Net realized
 capital gains     (3.36)      --      (0.06)   (2.54)    (0.08)      --        --        --         --      (0.99)        --
                  ------    ------    ------   ------    ------    ------    ------    ------    ------     -------  ------
Total distribu-
 tions             (3.41)      --      (0.11)   (2.60)    (0.16)    (0.10)    (0.04)    (0.01)    (0.02)     (1.00)        --
                  ------    ------    ------   ------    ------    ------    ------    ------    ------     -------  ------
Net Asset Value,
 End of Period    $10.62    $10.78    $14.58   $ 7.32    $11.00    $11.56    $15.44    $15.79    $21.69     $31.04     $29.10
                  ======    ======    ======   ======    ======    ======    ======    ======    ======     ======     ======
Ratio of net
 expenses to
 average net
 assets            0.95%    *1.01%     1.09%    1.14%     1.18%     1.06%     1.06%     0.97%     1.05%      1.22%      1.17%
Ratio of net invest-
 ment income (loss)
 to average net
 assets            0.18%    *0.34%     0.42%    0.43%     1.19%     0.42%     0.09%     0.04%     0.08%     (0.40%)   (0.69%)
Portfolio turnover
 rate               133%      164%      245%     171%       69%       46%       55%       46%       60%        22%        35%
Average commissions
 (per share)         --        --        --       --        --        --        --        --        --     $0.0555    $0.0487
Total return       9.38%     1.51%    36.68%  (37.51%)   53.51%     5.99%    34.01%     2.31%    37.46%     49.55%    (6.25%)
Net assets,
 end of period
 (000 omitted)  $171,973  $194,160  $272,805  $86,342  $129,711  $118,726  $153,101  $175,687  $242,381 $1,684,538 $1,110,642

-------------
*Annualized
All per share amounts and Average Shares Outstanding During Period on the debt table reflect a two-for-one stock split effective Aug. 25, 1995.
For the periods indicated below, bank borrowing activity was as follows:

                                 Average debt   Average shares Average
Period Ended    Debt outstanding outstanding    outstanding    debt per
                at end of period during period  during period  share
                 (in thousands)  (in thousands) (in thousands) during period
--------------- ---------------- -------------  -------------- ------------
Dec. 31, 1987         --              292          16,008      0.0183
Sept. 30, 1988        --               56          17,206      0.0033
Sept. 30, 1989        --              422          16,066      0.0263
Sept. 30, 1990        200           1,042          15,944      0.0654

The Fund had no bank borrowings during any other periods.
__________________________
The Fund

Stein Roe Capital Opportunities Fund (the "Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the Stein Roe Investment Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to the Fund. The Adviser also manages several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
__________________________
Investment Policies

The Fund's investment objective is long-term capital appreciation, which it attempts to achieve by investing in selected companies that, in the opinion of the Adviser, offer opportunities for capital appreciation.

The Fund pursues its objective by investing in aggressive growth companies. An aggressive growth company, in general, is one that appears to have the ability to increase its earnings at an above-average rate. Investments may include securities of smaller emerging companies as well as securities of well-seasoned companies of any size that offer strong earnings growth potential. Such companies may benefit from new products or services, technological developments, or changes in management. Securities of smaller companies may be subject to greater price volatility than securities of larger companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although it invests primarily in common stocks, the Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.
__________________________
Portfolio Investments and Strategies

Debt Securities.
In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. The Fund may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser deems a temporary defensive position advisable, the Fund may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

Foreign Securities.
The Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, the Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.)
The Fund may invest in sponsored and unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. The Fund also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Fund may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of Sept. 30, 1997, the Fund's holdings of foreign companies amounted to 2.2% of net assets (none in foreign securities and 2.2% in ADRs).

When-Issued and Delayed-Delivery Securities.
The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. The Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. It may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

Derivatives.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box.
The Fund may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Portfolio Turnover.
Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. At times, the Fund may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Financial Highlights and Distributions and Income Taxes.) The Fund is not intended to be an income-producing investment, although it may produce varying amounts of income.
__________________________
Investment Restrictions

The Fund is diversified as that term is defined in the Investment
Company Act of 1940.

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
------
/1/ A repurchase agreement involves a sale of securities to Growth Stock Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Stock Portfolio could experience both losses and delays in liquidating its collateral.
------

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

The Fund may not make loans, but it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds. It may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the Fund's aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third, and fourth paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The Fund's investment objective is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in common stocks. The Fund usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. It may, however, under abnormal circumstances, invest up to 25% of net assets in a particular industry or group of industries. There can be no guarantee that the Fund will achieve its objective.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

Master Fund/Feeder Fund Option.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with those of other investment companies for investment in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that the assets of any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.
__________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by the Fund. Each purchase of shares through a broker-dealer, bank, or other intermediary ("Intermediary") that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

Each purchase order must be accepted by an authorized officer of the Trust or its authorized agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed quarterly.  All other purchases and redemptions will be confirmed as transactions occur.
__________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully.
Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
Net Asset Value

The purchase or redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of the fund should be determined o any such day.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
Distributions and Income Taxes

Distributions.
Income dividends are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of the Fund.

Income Taxes.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
Investment Return

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is no guarantee of future results.
__________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund's investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty
Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers.
Gloria J. Santella and Eric S. Maddix are co-portfolio managers of the Fund. Ms. Santella has been portfolio manager since Oct., 1994, and had been co-portfolio manager of the Fund since Mar., 1991. Ms. Santella is a senior vice president of the Adviser, having been associated with the Adviser since 1979. She received her B.B.A. from Loyola University (1979) and M.B.A. from the University of Chicago (1983). Mr. Maddix became co-portfolio manager of the Fund in 1996; he was previously associate portfolio manager of the Fund. Mr. Maddix is a vice president of the Adviser, which he joined in 1987. He received his B.B.A. degree from Iowa State University (1986) and his M.B.A. from the University of Chicago (1992). As of Sept. 30, 1997, Ms. Santella and Mr. Maddix co-managed $1.2 billion in mutual fund net assets.

Fees and Expenses.
The Adviser is entitled to receive a monthly management fee from the Fund based on an annual rate of .75% of the first $500 million of the Fund's average net assets, .70% of the next $500 million,
 .65 of the next $500 million, and .60% thereafter; and a monthly administrative fee based on an annual rate of .15% of the first $500 million, .125% of the next $500 million, .10% of the next $500 million, and .075% thereafter. For the year ended Sept. 30, 1997, total expenses amounted to 1.17% of average net assets.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois
60606, a wholly owned subsidiary of Liberty Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of the Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
Organization and Description of Shares

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

__________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about this Fund.
                               _______________

[STEIN ROE MUTUAL FUNDS LOGO]
PROSPECTUS  Feb. 2, 1998
Defined Contribution Plans

Stein Roe Special Fund


The investment objective of Special Fund is to provide capital appreciation. Special Fund invests all of its net investable assets in SR&F Special Portfolio, which has the same investment objective and substantially the same investment policies as Special Fund. The investment experience of Special Fund will correspond to Special Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.) Special Portfolio invests in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies.


This prospectus relates only to shares of Special Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

Special Fund is a "no-load" fund. There are no sales or redemption charges, and Special Fund has no 12b-1 plan. Special Fund is a series of the Stein Roe Investment Trust and Special Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

This prospectus contains information you should know before investing in Special Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Mutual Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
                                    Page
Fee Table.............................2
Financial Highlights..................2
The Fund..............................3
Investment Policies...................4
Portfolio Investments and Strategies..4
Investment Restrictions...............6
Risks and Investment Considerations.. 7
How to Purchase Shares................7
How to Redeem Shares................. 8
Net Asset Value...................... 8
Distributions and Income Taxes........9
Investment Return.....................9
Management............................9
Organization and Description of
  Shares.............................10
Master Fund/Feeder Fund: Structure
   and Risk Factors..................11
For More Information................ 13

__________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fees                                   None
Exchange Fees                                     None
Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees                0.86%
12b-1 Fees                                        None
Other Expenses                                    0.28%
                                                  -----
Total Operating Expenses                          1.14%
                                                  =====

Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

            1 year      3 years      5 years      10 years
             $12          $36          $63          $139

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Special Fund. The table is based upon actual expenses incurred in the last fiscal year.

Special Fund pays the Adviser an administrative fee based on the Fund's average daily net assets, and Special Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both Special Fund and Special Portfolio are summarized in the Fee Table. (The fees are described under Management.) Special Fund bears its proportionate share of Portfolio fees and expenses. The trustees of Stein Roe Investment Trust ("Investment Trust") have considered whether the annual operating expenses of Special Fund, including its share of the expenses of Special Portfolio, would be more or less than if Special Fund invested directly in the securities held by Special Portfolio. The trustees concluded that Special Fund's expenses would not be greater in such case.

For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gains distributions are reinvested in additional Special Fund shares; and that, for purposes of fee breakpoints, Special Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Special Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of Special Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. This table should be read in conjunction with Special Fund's financial statements and notes thereto. The annual report, which may be obtained from Investment Trust without charge upon request, contains additional performance information.

                             Nine
                    Year     Months
                    Ended    Ended
                    Dec. 31, Sept. 30,                            Years Ended Sept. 30,
                     1987     1988      1989    1990    1991      1992      1993      1994        1995       1996     1997
                    ------   ------   -------  ------  ------    ------    ------    ------      ------     ------   ------
Net Asset Value,
 Beginning of
 Period             $16.95   $12.83   $15.12  $20.79   $16.64   $19.87     $20.90     $25.04     $23.54     $25.26    $27.39
                    ------   ------   ------  ------   ------   ------     ------     ------     ------     ------    ------
Income from Investment
 Operations
Net investment income
 (loss)               0.23    0.14      0.36    0.42     0.34     0.21       0.17       0.15       0.13       0.01     (0.06)
Net realized and
 unrealized gains
 (losses) on
 investments          0.12    2.16      5.58   (2.10)    4.55     1.50       5.31       0.33       3.05       4.14      8.57
                    ------   ------   ------  ------   ------   ------     ------     ------     ------     ------    ------
Total from investment
 operations           0.35    2.30      5.94   (1.68)    4.89     1.71       5.48       0.48       3.18       4.15      8.51
                    ------   ------   ------  ------   ------   ------     ------     ------     ------     ------    ------
Distributions
Net investment
 income              (0.57)  (0.01)    (0.21)  (0.39)   (0.34)   (0.37)     (0.18)     (0.21)     (0.15)     (0.11)       --
Net realized capital
 gains               (3.90)     --     (0.06)  (2.08)   (1.32)   (0.31)     (1.16)     (1.77)     (1.31)     (1.91)    (2.11)
                    ------   ------   ------  ------   ------   ------     ------     ------     ------     ------    ------
 Total distributions (4.47)  (0.01)    (0.27)  (2.47)   (1.66)   (0.68)     (1.34)     (1.98)     (1.46)     (2.02)    (2.11)
                    ------   ------   ------  ------   ------   ------     ------     ------     ------     ------    ------
Net Asset Value,
 End of Period      $12.83  $15.12    $20.79  $16.64   $19.87   $20.90     $25.04     $23.54     $25.26     $27.39    $33.79
                    ======  ======    ======  ======   ======   ======     ======     ======     ======     ======    ======
Ratio of net expenses
 to average net
 assets              0.96%  *0.99%     0.96%   1.02%    1.04%    0.99%      0.97%      0.96%      1.02%      1.18%     1.14%
Ratio of net invest-
 ment income (loss)
 to average net
 assets              1.32%  *1.31%     2.12%   2.33%    2.11%    0.99%      0.92%      0.91%      0.56%      0.03%    (0.17%)
Portfolio turnover
  rate                103%     42%       85%     70%      50%      40%        42%        58%        41%        32%       7%(a)
Average commissions
 (per share)           --      --        --      --       --       --         --         --        --      $0.0482  $0.0382(a)
Total return         4.27%  17.94%    40.00%  (8.78%)  32.18%    8.96%     27.35%      2.02%     14.60%     17.89%     33.67%
Net assets,
 end of period
 (000 omitted)   $187,997 $224,628 $322,056 $361,065 $587,259 $626,080 $1,076,818 $1,243,885 $1,201,469 $1,158,498 $1,327,578

*Annualized
(a) Prior to commencement of operations of Special Portfolio. The portfolio turnover rate for Special Portfolio from Feb. 3, 1997, is 8%.
__________________________
The Fund

Stein Roe Special Fund ("Special Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Special Fund does not impose commissions or charges when shares are purchased or redeemed.

Special Fund is a series of Investment Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment management, administrative, and bookkeeping and accounting services to Special Fund and Special Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.

On Feb. 3, 1997, Special Fund became a "feeder fund"--that is, it invested all of its assets in SR&F Special Portfolio ("Special Portfolio"), a "master fund" that has an investment objective identical to that of Special Fund. Special Portfolio is a series of SR&F Base Trust ("Base Trust"). Before converting to a feeder fund, Special Fund invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of Special Portfolio, Special Fund's master fund, are managed by the Adviser in the same manner as the assets of Special Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)
__________________________
Investment Policies

The investment objective of Special Fund is to invest in securities selected for capital appreciation. Special Fund invests all of its net investable assets in Special Portfolio, which has the same investment objective and substantially the same investment policies as Special Fund. Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth--including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong, or run by well-respected managers. Special Portfolio may invest in securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies. In addition, it may invest in securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities. Special Portfolio does not, however, currently intend to invest, nor has it invested in the past fiscal year, more than 5% of its net assets in any of these types of securities. Securities of smaller, newer companies may be subject to greater price volatility than securities of larger, well-established companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although Special Portfolio invests primarily in common stocks, it may also invest in other equity-type securities, including preferred stocks and securities convertible into equity securities. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.
__________________________
Portfolio Investments and Strategies

Debt Securities.
In pursuing its investment objective, Special Portfolio may invest in debt securities of corporate and governmental issuers. Special Portfolio may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser deems a temporary defensive position advisable, Special Portfolio may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

Foreign Securities.
Special Portfolio may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, Special Portfolio is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) Special Portfolio may invest in sponsored and unsponsored ADRs. In addition to, or in lieu of, such direct investment, Special Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, Special Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. Special Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, Special Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of Sept. 30, 1997, Special Portfolio's holdings of foreign companies amounted to 7.8% of net assets (5.3% in foreign securities and 2.5% in ADSs).

When-Issued and Delayed-Delivery Securities.
Special Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Special Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Special Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Special Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. It may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

Derivatives.
Consistent with its objective, Special Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Special Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Special Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Special Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Special Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Special Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box.
Special Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect Special Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Portfolio Turnover.
Although Special Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. At times, Special Portfolio may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Financial Highlights and Distributions and Income Taxes.) Special Fund is not intended to be an income-producing investment, although it may produce varying amounts of income.
__________________________
Investment Restrictions

Each of Special Fund and Special Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither Special nor Special Portfolio will invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent Special Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
-----
/1/ A repurchase agreement involves a sale of securities to Special Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Special Portfolio could experience both losses and delays in liquidating its collateral.
-----

Neither Special Fund nor Special Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer.
Special Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

While neither Special Fund nor Special Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

Special Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policy described in the fourth paragraph of this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Special Fund and Special Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to Special Fund's shareholders. Any such change may result in Special Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in Special Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Special Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. Special Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. It may, however, under abnormal circumstances, invest up to 25% of net assets in a particular industry or group of industries. (See Investment Policies.) There can be no guarantee that Special Fund will achieve its objective.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.
__________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of Special Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at Special Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by Special Fund. Each purchase of shares through a broker-dealer, bank, or other intermediary ("Intermediary") that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

Each purchase order must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of Special Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of Special Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed quarterly.  All other purchases and redemptions will be confirmed as transactions occur.
__________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Special Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of Special Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Special Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. Special Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by Investment Trust. Investment
Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon Special Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
Net Asset Value

The purchase or redemption price of Special Fund's shares is its net asset value per share. The net asset value of a share of Special Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time. Special Portfolio allocates net asset value, income, and expenses to Special Fund and any other of its feeder funds in proportion to their respective interests in Special Portfolio.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
Distributions and Income Taxes

Distributions.
Income dividends are normally declared and paid annually. Special Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from Special Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of Special Fund.

Income Taxes.
Special Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. Special Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Special Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Special Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of Special Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in Special Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
Investment Return

The total return from an investment in Special Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Special Fund's total return with alternative investments should consider differences between Special Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Special Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is no guarantee of future results.
__________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of Investment Trust and the Board of Base Trust have overall management responsibility for Special Fund and Special Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since Investment Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Special Fund and Special Portfolio.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing Special Fund and Special Portfolio, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers.
M. Gerard Sandel has been manager of Special Portfolio and senior vice president and principal of the Adviser since July 1997. Prior to joining the Adviser in July 1997, Mr. Sandel was portfolio manager of the Marshall Mid-Cap Value Fund and its predecessor fund and vice president of M&I Investment Management Corporation since October 1993. Prior thereto, he was vice president of Acorn Asset Management Corporation. A chartered financial analyst, Mr. Sandel earned a bachelor's degree in 1977 from the University of Southern Mississippi and a master's degree in 1984 from the American Graduate School. As of Sept. 30, 1997, he was responsible for managing $1.3 billion in mutual fund net assets.

Fees and Expenses.
In return for its services, the Adviser is entitled to receive a management fee from Special Portfolio based on an annual rate of
 .75% of the first $500 million of average net assets, .70% of the next $500 million, .65 of the next $500 million, and .60% thereafter; and an administrative fee from Special Fund based on an annual rate of .15% of the first $500 million of average net assets, .125% of the next $500 million, .10% of the next $500 million, and .075% thereafter. Prior to conversion to the master fund/feeder fund structure on Feb. 3, 1997, the management fee was paid by Special Fund. For the fiscal year ended Sept. 30, 1997, total expenses amounted to 1.14% of the average net assets of Special Fund. At Sept. 30, 1997, Special Fund owned 99.99% of Special Portfolio.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Special Fund and Special Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of Special Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to Special Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Special Fund and Special Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
Organization and Description of Shares

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

__________________________
Master Fund/Feeder Fund:
Structure and Risk Factors

Special Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Special Fund. The shareholders of Special Fund approved this policy of permitting Special Fund to act as a feeder fund by investing in Special Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Special Fund and Special Portfolio. The management fees and expenses of Special Fund and Special Portfolio are described under Fee Table and Management. Special Fund bears its proportionate share of Special Portfolio's expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Special Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Special Fund and other investors in Special Portfolio will be liable for all obligations of Special Portfolio that are not satisfied by Special Portfolio. However, the risk of Special Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and Special Portfolio was unable to meet its obligations. Accordingly, the trustees of Investment Trust believe that neither Special Fund nor its shareholders will be adversely affected by reason of Special Fund's investing in Special Portfolio.

The Declaration of Trust of Base Trust provides that Special Portfolio will terminate 120 days after the withdrawal of Special Fund or any other investor in Special Portfolio, unless the remaining investors vote to agree to continue the business of Special Portfolio. The trustees of Investment Trust may vote Special Fund's interests in Special Portfolio for such continuation without approval of Special Fund's shareholders.

The common investment objective of Special Fund and Special
Portfolio is nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Special Fund's shareholders.

The fundamental policies of Special Fund and the corresponding fundamental policies of Special Portfolio can be changed only with shareholder approval. If Special Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of Special Portfolio or any other matter pertaining to Special Portfolio (other than continuation of the business of Special Portfolio after withdrawal of another investor), Special Fund will solicit proxies from its shareholders and vote its interest in Special Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Special Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in Special Portfolio, they could have voting control over Special Portfolio.

In the event that Special Portfolio's fundamental policies were changed so as to be inconsistent with those of Special Fund, the Board of Trustees of Investment Trust would consider what action might be taken, including changes to Special Fund's fundamental policies, withdrawal of Special Fund's assets from Special Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of Special Fund's shareholders. Special Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Special Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Special Fund. Should such a distribution occur, Special Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Special Fund and could affect the liquidity of Special Fund.

Each investor in Special Portfolio, including Special Fund, may add to or reduce its investment in Special Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Special Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Special Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Special Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Special Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Special Portfolio by all investors in Special Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Special Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Special Portfolio, but members of the general public may not invest directly in Special Portfolio. Other investors in Special Portfolio are not required to sell their shares at the same public offering price as Special Fund, might incur different administrative fees and expenses than Special Fund, and might charge a sales commission. Therefore, Special Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Special Portfolio. Investment by such other investors in Special Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of Special Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in Special Portfolio could result in untimely liquidations of Special Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Special Portfolio as a percentage of Special Portfolio's net assets. As a result, Special Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in Special Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
__________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about Special Fund.
                             ________________

      Statement of Additional Information Dated Feb. 2, 1998

                 STEIN ROE INVESTMENT TRUST
      Suite 3200, One South Wacker Drive, Chicago, Illinois  60606
                     800-338-2550

                  GROWTH & INCOME FUNDS
              Stein Roe Growth & Income Fund
                 Stein Roe Balanced Fund

                        GROWTH FUNDS
    Stein Roe Growth Stock Fund     Stein Roe Capital Opportunities Fund
    Stein Roe Special Fund          Stein Roe Growth Opportunities Fund
    Stein Roe Special Venture Fund  Stein Roe International Fund
    Stein Roe Emerging Markets Fund

     This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Funds' prospectuses dated Feb. 2, 1998, and any supplements thereto ("Prospectuses"). The Prospectuses may be obtained at no charge by telephoning 800-338-2550.

                     TABLE OF CONTENTS
                                                    Page

General Information and History.......................2
Investment Policies...................................3
     Stein Roe Balanced Fund..........................3
     Stein Roe Growth & Income Fund...................3
     Stein Roe Growth Stock Fund......................4
     Stein Roe Special Fund...........................4
     Stein Roe Growth Opportunities Fund..............5
     Stein Roe Special Venture Fund...................5
     Stein Roe Capital Opportunities Fund.............6
     Stein Roe International Fund.....................6
     Stein Roe Emerging Markets Fund..................7
Portfolio Investments and Strategies..................8
Investment Restrictions..............................30
Additional Investment Considerations.................33
Purchases and Redemptions............................34
Management...........................................36
Financial Statements.................................39
Principal Shareholders...............................40
Investment Advisory Services.........................41
Distributor..........................................44
Transfer Agent.......................................44
Custodian............................................45
Independent Public Accountants.......................46
Portfolio Transactions...............................46
Additional Income Tax Considerations.................49
Investment Performance...............................50
Appendix--Ratings....................................55



                GENERAL INFORMATION AND HISTORY

     The nine mutual funds listed on the cover page (referred to collectively as the "Funds") are separate series of Stein Roe Investment Trust ("Investment Trust"). On Feb. 1, 1996, the name of each then-existing Fund and of Investment Trust was changed to separate "SteinRoe" into two words. Prior to Feb. 1, 1995, the name of Stein Roe Growth Stock Fund was SteinRoe Stock Fund; prior to Feb. 1, 1996, Stein Roe Growth & Income Fund was named SteinRoe Prime Equities; and prior to Apr. 17, 1996, the name of Stein Roe Balanced Fund was Stein Roe Total Return Fund.

     As of the date of this Statement of Additional Information, ten series of Investment Trust are authorized and outstanding.
Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, Investment Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if Investment Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of Investment Trust are voted together in the election of trustees.
On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

Special Considerations Regarding Master Fund/Feeder Fund Structure

     Stein Roe Growth & Income Fund, Stein Roe Balanced Fund, Stein Roe Growth Stock Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund, and Stein Roe International Fund converted into "feeder funds" on Feb. 3, 1997; that is, rather than invest in securities directly, each seeks to achieve its objective by pooling its assets with those of other investment companies for investment in a separate "master fund" having the same investment objective and substantially the same investment policies as the Fund. Stein Roe Capital Opportunities Fund, Stein Roe Growth Opportunities Fund, and Stein Roe Emerging Markets Fund may at some time in the future convert to the master fund/feeder fund structure. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each master fund is a series of SR&F Base Trust ("Base Trust") (the master funds are referred to collectively as the "Portfolios"). For more information, please refer to the Prospectuses under the caption Master Fund/Feeder
Fund: Structure and Risk Factors.

     Stein Roe & Farnham Incorporated (the "Adviser") provides administrative and accounting and recordkeeping services to each Fund and each Portfolio and provides investment management services to each Portfolio and to Capital Opportunities Fund, Stein Roe Growth Opportunities Fund, and Stein Roe Emerging Markets Fund.

                           INVESTMENT POLICIES

     In pursuing its respective objective, each Fund or Portfolio will invest as described in the section below and may employ the investment techniques described in its Prospectus and elsewhere in this Statement of Additional Information. Investments and strategies that are common to two or more Funds or Portfolios are described under Portfolio Investments and Strategies. Each investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities."
--------
/1/ A repurchase agreement involves a sale of securities to Special Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Special Portfolio could experience both losses and delays in liquidating its collateral.
--------

Stein Roe Balanced Fund

     Stein Roe Balanced Fund ("Balanced Fund") seeks to achieve its objective by investing in SR&F Balanced Portfolio ("Balanced Portfolio"). Their common investment objective is to seek long-term growth of capital and current income, consistent with reasonable investment risk. Balanced Portfolio allocates its investments among equities, debt securities and cash. The portfolio manager determines those allocations based on the views of the Adviser's investment strategists regarding economic, market and other factors relative to investment opportunities.

     The equity portion of Balanced Portfolio is invested primarily in well-established companies having market capitalizations in excess of $1 billion. Fixed income senior securities will make up at least 25% of Balanced Portfolio's total assets. Investments in debt securities are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Stein Roe Growth & Income Fund

     Stein Roe Growth & Income Fund ("Growth & Income Fund") seeks to achieve its objective by investing in SR&F Growth & Income Portfolio ("Growth & Income "Portfolio"). Their common investment objective is to provide both growth of capital and current income. Growth & Income Fund is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income. Growth & Income Portfolio invests primarily in well-established companies whose common stocks are believed to have the potential both to appreciate in value and to pay dividends to shareholders.

     Although it may invest in a broad range of securities (including common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), normally Growth & Income Portfolio emphasizes investments in equity securities of companies having market capitalizations in excess of $1 billion. Securities of these well-established companies are believed to be generally less volatile than those of companies with smaller capitalizations because companies with larger capitalizations tend to have experienced management; broad, highly diversified product lines; deep resources; and easy access to credit.

Stein Roe Growth Stock Fund

     Stein Roe Growth Stock Fund ("Growth Stock Fund") seeks to achieve its objective by investing in SR&F Growth Stock Portfolio ("Growth Stock Portfolio"). Their common investment objective is long-term capital appreciation. Growth Stock Portfolio attempts to achieve its objective by normally investing at least 65% of its total assets in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks) that, in the opinion of the Adviser, have long-term appreciation possibilities.

Stein Roe Special Fund

     Stein Roe Special Fund ("Special Fund") seeks to achieve its objective by investing in SR&F Special Portfolio ("Special Portfolio"). Their common investment objective is to invest in securities selected for possible capital appreciation. Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong or run by well-respected managers. Special Portfolio may invest more than 5% of its net assets in securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies. In addition, it may invest in securities with limited marketability, new issues of securities, securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development or change in demand, and other securities that the Adviser believes have capital appreciation possibilities. Special Portfolio does not, however, currently intend to invest more than 5% of its net assets in any of these types of securities. Securities of smaller, newer companies may be subject to greater price volatility than securities of larger, more well-established companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although Special Portfolio invests primarily in common stocks, it may also invest in other equity-type securities, including preferred stocks and securities convertible into equity securities.

Stein Roe Growth Opportunities Fund

     The investment objective of Stein Roe Growth Opportunities Fund ("Growth Opportunities Fund") is long-term capital appreciation. Growth Opportunities Fund attempts to achieve its objective by investing in a diversified portfolio of common stocks of large, mid-sized, and small companies that, in the view of the Adviser, have the ability to generate and sustain earnings growth at an above-average rate.

     Growth Opportunities Fund's investments include securities of both established companies that the Adviser believes have appreciation potential and emerging companies. Investment in established companies tends to moderate the investment risks associated with investing in emerging, generally smaller companies. Growth Opportunities Fund invests a portion of its assets in the securities of small and mid-sized companies. These companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also may involve greater risks. Securities of smaller companies may be subject to greater price volatility and tend to be less liquid than securities of larger companies. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community.
Although it invests primarily in common stocks, Growth Opportunities Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks.

Stein Roe Special Venture Fund

     Stein Roe Special Venture Fund ("Special Venture Fund") seeks to achieve its objective by investing in SR&F Special Venture Portfolio ("Special Venture Portfolio"). Their common investment objective is to seek long-term capital appreciation. Special Venture Portfolio invests primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Adviser believes represent special opportunities. Special Venture Portfolio emphasizes investments in financially strong small and medium-sized companies based principally on appraisal of their management and stock valuations. The Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

     In both its initial and ongoing appraisals of a company's management, the Adviser seeks to know both the principal owners and senior management and to assess, through personal visits, their business judgment and strategies. The Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

Stein Roe Capital Opportunities Fund

     The investment objective of Stein Roe Capital Opportunities
Fund ("Capital Opportunities Fund") is long-term capital appreciation, which it attempts to achieve by investing in selected companies that, in the opinion of the Adviser, offer opportunities for capital appreciation.

     Capital Opportunities Fund pursues its objective by investing in aggressive growth companies. An aggressive growth company, in general, is one that appears to have the ability to increase its earnings at an above-average rate. Investments may include securities of smaller emerging companies as well as securities of well-seasoned companies of any size that offer strong earnings growth potential. Such companies may benefit from new products or services, technological developments, or changes in management. Securities of smaller companies may be subject to greater price volatility than securities of larger companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although it invests primarily in common stocks, Capital Opportunities Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks.

Stein Roe International Fund

     Stein Roe International Fund ("International Fund") pursues its objective by investing in SR&F International Portfolio ("International Portfolio"). Their common investment objective is to seek long-term growth of capital. International Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of foreign securities. Current income is not a primary factor in the selection of portfolio securities. International Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). International Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

     International Portfolio diversifies its investments among several countries and does not concentrate investments in any particular industry. In pursuing its objective, International Portfolio varies the geographic allocation and types of securities in which it invests based on the Adviser's continuing evaluation of economic, market, and political trends throughout the world. While International Portfolio has not established limits on geographic asset distribution, it ordinarily invests in the securities markets of at least three countries outside the United States, including but not limited to Western European countries (such as Belgium, France, Germany, Ireland, Italy, The Netherlands, the countries of Scandinavia, Spain, Switzerland, and the United Kingdom); countries in the Pacific Basin (such as Australia, Hong Kong, Japan, Malaysia, the Philippines, Singapore, and Thailand); and countries in the Americas (such as Argentina, Brazil, Colombia, and Mexico). In addition, it does not currently intend to invest more than 2% of its total assets in Russian securities.

     Under normal market conditions, International Portfolio will invest at least 65% of its total assets (taken at market value) in foreign securities. If, however, investments in foreign securities appear to be relatively unattractive in the judgment of the Adviser because of current or anticipated adverse political or economic conditions, International Portfolio may hold cash or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, International Portfolio may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and "synthetic" foreign money market positions).

     In the past, the U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as International Portfolio. If such restrictions should be reinstated, it might become necessary for International Portfolio to invest all or substantially all of its assets in U.S. securities. In such an event, International Portfolio would review its investment objective and policies to determine whether changes are appropriate.

Stein Roe Emerging Markets Fund

     The investment objective of Stein Roe Emerging Markets Fund ("Emerging Markets Fund") is to seek capital appreciation primarily through investing in companies in emerging markets. Under normal markets conditions, the Fund will invest at least 65% of its total assets (taken at market value) in equity securities of emerging market issuers. The Fund does not intend to concentrate investments in any particular industry. In addition, there is no limitation on the amount the Fund can invest in a specific country or region of the world. However, the Fund intends to diversify its investment among several countries.

     Emerging Markets Fund is intended for long-term investors and not for short-term trading purposes. It should not be considered a complete investment program. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than is typical in more developed foreign markets.

     Emerging Markets Fund considers an "emerging market" country to include any country that is defined as an emerging or developing country by (i) the World Bank, (ii) the International Finance Corporation or (iii) the United Nations or its authorities. Emerging Markets Fund's investments will include, but are not limited to, securities of companies located within countries in Asia, Africa, Latin America and certain parts of Europe. The Fund considers an issuer to be an "emerging markets issuer" if:

- the issuer is organized under the laws of an emerging market country;
- the principal securities trading market for the issuer's securities is in an emerging market country;
- the issuer derives at least 50% of its revenue from goods produced or services rendered in emerging market countries; or
- at least 50% of the issuer's assets are located in emerging market countries.

               PORTFOLIO INVESTMENTS AND STRATEGIES

     Unless otherwise noted, for purposes of discussion under Portfolio Investments and Strategies, the term "Fund" refers to each Fund and each Portfolio.

Debt Securities

     In pursuing its investment objective, each Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

     Investments in debt securities by Growth & Income Portfolio, Balanced Portfolio, Growth Stock Portfolio, and International Portfolio are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, deemed to be of comparable quality by the Adviser. Growth Opportunities Fund, Special Venture Portfolio, Capital Opportunities Fund, and Special Portfolio may invest up to 35% of their net assets in debt securities, but do not expect to invest more than 5% of their net assets in debt securities that are rated below investment grade.

     Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but the Adviser will consider that fact in determining whether that Fund should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

     When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Funds may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Derivatives

     Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     No Fund, other than International Portfolio, currently intends to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. International Portfolio currently intends to invest no more than 5% of its net assets in any type of Derivative other than options, futures contracts, futures options, and forward contracts. (See Options and Futures below.)

     Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

     Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

Convertible Securities

     By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, each Fund may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

Foreign Securities

     International Portfolio and Emerging Markets Fund invest primarily in foreign securities. Each other Fund may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts
(ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Funds may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. No Fund intends to invest, nor during the past fiscal year has any Fund invested, more than 5% of its net assets in unsponsored ADRs. International Portfolio and Emerging Markets Fund may also purchase foreign securities in the form of European Depositary Receipts (EDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

     As of Sept. 30, 1997, holdings of foreign companies, as a percentage of net assets, were as follows: Balanced Portfolio, 11.4% (3.9% in foreign securities and 7.5% in ADRs); Growth & Income Portfolio, 3.1% (0.5% in foreign securities and 2.6% in ADRs); Growth Stock Portfolio, 4.8% (1.6% in foreign securities and 3.2% in ADRs); Growth Opportunities Fund, 2.2% (none in foreign securities and 2.2% in ADRs); Special Portfolio, 7.8% (5.3% in foreign securities and 2.5% in ADSs); Special Venture Portfolio, 3.2% (1.7% in foreign securities and 1.5% in ADRs); and Capital Opportunities Fund, 2.2% (none in foreign securities and 2.2% in ADRs).

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging markets.

     Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Investing in Emerging Markets. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

     Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available.
The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

     Volume and liquidity in most foreign markets are lower than in the U.S. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund invests. The Fund's net asset value may also be affected by changes in the rates of methods or taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

     The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities.
Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, their ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     Another factor bearing on the ability of an emerging market country to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     The Funds' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. No Fund may engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions. International Portfolio and Emerging Markets Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, International Portfolio or Emerging Markets Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policy that, under normal conditions, International Portfolio and Emerging Markets Fund will invest at least 65% of total assets in foreign securities.

Eurodollar Instruments

     International Fund and Emerging Markets Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar future contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Brady Bonds

     Emerging Markets Fund may invest in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collateralized by zero coupon U.S. Treasury bonds. Brady Bonds have been issued only in recent years, and, accordingly, do not have a long payment history.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").
In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds will be viewed as speculative.

Sovereign Debt Obligations

     Emerging Markets Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Structured Notes

     Structured Notes are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered Rate ("LIBOR")), stock indices such as the S&P 500 Index and the price fluctuations of a particular security. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Closed-End Investment Companies

     Emerging Markets Fund may also invest in closed-end investment companies investing primarily in the emerging markets. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicate fees and expenses. Such closed-end investment company investments will generally only be made when market access or liquidity restricts direct investment in the market.

Swaps, Caps, Floors and Collars

     Each Fund may enter into swaps and may purchase or sell related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it purchases at a later date. The Funds intend to use these techniques as hedges and not as speculative investments and will not sell interest rate income stream a Fund may be obligated to pay.

     A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if the Adviser determines it is consistent with its investment objective and policies.

     A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its net asset value.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Corporation or Moody's or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Adviser.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

     At the time a Fund enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets of the Fund having a value at least as great as the commitment underlying the obligations will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

Lending of Portfolio Securities

     Subject to restriction (5) under Investment Restrictions in this Statement of Additional Information, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund.
The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund loaned portfolio securities during the fiscal year ended Sept. 30, 1997 nor does it currently intend to loan more than 5% of its net assets.

Repurchase Agreements

     Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Fund could experience both losses and delays in liquidating its collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase
Agreements

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Funds make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. No Fund had during its last fiscal year, nor does any Fund currently intend to have, commitments to purchase when-issued securities in excess of 5% of its net assets. International Portfolio and Emerging Markets Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. No Fund entered into reverse repurchase agreements during the fiscal year ended Sept. 30, 1997.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales "Against the Box"

     Each Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. A Fund may make short sales of securities only if at all times when a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Up to 20% of the assets of Balanced Portfolio may be involved in short sales against the box, but no other Fund currently expects that more than 5% of its total assets would be involved in short sales against the box.

Rule 144A Securities

     Each Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Fund expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.

Line of Credit

     Subject to restriction (6) under Investment Restrictions in this Statement of Additional Information, each Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

Interfund Borrowing and Lending Program

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund has received permission to lend money to, and borrow money from, other mutual funds advised by the Adviser. A Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

Portfolio Turnover

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, Special Portfolio and Capital Opportunities Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Funds' flexibility of investment and emphasis on growth of capital, they may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in a Fund, if it should occur, would result in increased transaction expenses, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See Risks and Investment Considerations and Distributions and Income Taxes in the Prospectuses, and Additional Income Tax Considerations in this Statement of Additional Information.)

Options on Securities and Indexes

     Each Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq. Each Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes.
There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts

     Each Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to:
U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
------

     The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase.
Although other techniques could be used to reduce or increase that Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     Each Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

     Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, each Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of the Fund's total assets.
--------
/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
--------

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

     If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased
(put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option /4/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.
------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks).
The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).
------

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                      INVESTMENT RESTRICTIONS

     The Funds and the Portfolios operate under the following investment restrictions. No Fund or Portfolio may:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

     (6) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, /5/ except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or
-----------
/5/ For purposes of this investment restriction, International Portfolio and Emerging Markets Portfolio use industry classifications contained in Morgan Stanley Capital International Perspective, which is published by Morgan Stanley, an international investment banking and brokerage firm.
-----------

     (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions (other than bracketed portions thereof and, in the case of Special Fund and Special Portfolio, other than 1 and 2) are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. Each Fund and, in the case of Special Fund and Special Portfolio, together with restrictions 1 and 2 above, is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. No Fund or Portfolio may:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange or [International Fund, International Portfolio, and Emerging Markets Fund only] a recognized foreign exchange;

     (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (f) [all Funds and Portfolios except International Fund, International Portfolio, and Emerging Markets Fund] invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

     (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (h) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

     Notwithstanding the foregoing investment restrictions, International Portfolio and Emerging Markets Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in its ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the interest of International Portfolio or Emerging Markets Fund in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, International Portfolio and Emerging Markets Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the portfolio securities with the result that it would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

                  ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to build wealth for generations it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

     In addition, the Adviser believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high quality debt securities or equity securities.

                      PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectuses under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectuses disclose that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to Investment Trust of any such purchase order. The state of Texas has asked that Investment Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas.

     Growth Stock Fund is closed to purchases by new investors except for purchases by eligible investors as described under How to Purchase Shares in the Prospectus.

     Each Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in Jan., the third Monday in Feb., Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     Investment Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of Investment Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Investment Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. Investment Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to Stein Roe IRAs, other Stein Roe prototype retirement plans, accounts with automatic investment plans (unless regular investments have been discontinued), or omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections. The Agreement and Declaration of Trust also authorizes Investment Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     Investment Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

                             MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of Investment Trust:

                            Position(s) held          Principal occupation(s)
Name                   Age  with Investment Trust     during past five years
------------------     ---  ------------------------  -----------------------------------
William D. Andrews (4)  50  Executive Vice-President  Executive vice president of Stein
                                                      Roe & Farnham Incorporated (the
                                                      "Adviser")

Gary A. Anetsberger (4) 42  Senior Vice-President     Chief financial officer of the Mutual
                                                      Funds division of the Adviser; senior
                                                      vice president of the Adviser since
                                                      Apr. 1996; vice president of the Adviser
                                                      prior thereto

Timothy K. Armour       49  President; Trustee        President of the Mutual Funds division of
  (1)(2)(4)                                           the Adviser and director of the Adviser



William W. Boyd         71  Trustee                   Chairman and director of Sterling Plumbing Group, Inc.
 (2)(3)(4)                                           (manufacturer of plumbing products)

David P. Brady          33  Vice-President            Vice president of the Adviser since Nov. 1995; portfolio
                                                      manager for the Adviser since 1993; equity investment
                                                      analyst, State Farm Mutual Automobile Insurance Company
                                                      prior thereto

Thomas W. Butch         41  Executive Vice-President  Senior vice president of the Adviser since Sept. 1994;
                                                      first vice president, corporate communications, of
                                                      Mellon Bank Corporation prior thereto

Daniel K. Cantor        38  Vice-President            Senior vice president of the Adviser

Lindsay Cook (1)(4)     45  Trustee                   Executive vice president of Liberty Financial Companies,
                                                      Inc. (the indirect parent of the Adviser) since Mar.
                                                      1997; senior vice president prior thereto

Philip J. Crosley       51  Vice-President            Senior vice president of the Adviser since Feb. 1996;
                                                      vice president, institutional sales-Advisor Sales,
                                                      Invesco Funds Group prior thereto

Erik P. Gustafson       34  Vice-President            Senior portfolio manager of the Adviser; senior vice
                                                      president of the Adviser since Apr. 1996; vice president
                                                      of the Adviser from May, 1994 to Apr. 1996; associate of
                                                      the Adviser prior thereto

Douglas A. Hacker(3)(4) 42  Trustee                   Senior vice president and chief financial officer of
                                                      United Airlines, since July, 1994; senior vice
                                                      president, finance, United Airlines, Feb. 1993 to July,
                                                      1994; vice president, American Airlines prior thereto

Loren A. Hansen (4)     49  Executive Vice-President  Executive vice president of the Adviser since Dec.,
                                                      1995; vice president of The Northern Trust (bank) prior
                                                      thereto

David P. Harris         33  Vice-President            Vice president of Colonial Management Associates, Inc.
                                                      since Jan. 1996; vice president of the Adviser since
                                                      May, 1995; global equity portfolio manager with
                                                      Rockefeller & Co. prior thereto

Harvey B. Hirschhorn    48  Vice-President            Executive vice president, senior portfolio manager, and
                                                      chief economist and investment strategist of the
                                                      Adviser; director of research of the Adviser, 1991 to
                                                      1995

Janet Langford Kelly    40  Trustee                   Senior vice president, secretary and general counsel of
  (3)(4)                                              Sara Lee Corporation (branded, packaged, consumer-
                                                      products manufacturer), since 1995; partner of Sidley &
                                                      Austin (law firm) prior thereto

Eric S. Maddix          34  Vice-President            Vice president of the Adviser since Nov. 1995; portfolio
                                                      manager or research assistant for the Adviser since 1987

Lynn C. Maddox          57  Vice-President            Senior vice president of the Adviser

Anne E. Marcel          40  Vice-President            Vice president of the Adviser since Apr. 1996; manager,
                                                      mutual fund sales & services of the Adviser since Oct.
                                                      1994; supervisor of the Counselor Department of the
                                                      Adviser prior thereto

John S. McLandsborough  30  Vice-President            Portfolio manager for the Adviser since Apr., 1996;
                                                      securities analyst, CS First Boston from June, 1993 to
                                                      Dec. 1995; securities analyst, National City Bank of
                                                      Cleveland from Nov. 1992 to June, 1993

Arthur J. McQueen       39  Vice-President            Senior vice president of the Adviser

Charles R. Nelson(3)(4) 55  Trustee                   Van Voorhis Professor of Political Economy, Department
                                                      of Economics of the University of Washington

Nicolette D. Parrish(4) 48  Vice-President; Assistant Senior compliance administrator and assistant secretary
                            Secretary                 of the Adviser since Nov. 1995; senior legal assistant
                                                      for the Adviser prior thereto

Richard B. Peterson     57  Vice-President            Senior vice president of the Adviser

Sharon R. Robertson (4) 36  Controller                Accounting manager for the Adviser's Mutual Funds
                                                      Division

Janet B. Rysz (4)       42  Assistant Secretary       Senior compliance administrator and assistant secretary
                                                      of the Adviser

M. Gerard Sandel        43  Vice-President            Senior vice president of the Adviser since July, 1997;
                                                      vice president of M&I Investment Management Corporation
                                                      from Oct. 1993 to June, 1997; vice president of Acorn
                                                      Asset Management Corporation prior thereto

Gloria J. Santella      40  Vice-President            Senior vice president of the Adviser since Nov. 1995;
                                                      vice president of the Adviser prior thereto

Thomas C. Theobald      60  Trustee                   Managing director, William Blair Capital Partners
  (3)(4)                                              (private equity fund) since 1994; chief executive
                                                      officer and chairman of the Board of Directors of
                                                      Continental Bank Corporation, 1987-1994

Scott E. Volk (4)       26  Treasurer                 Financial reporting manager for the Adviser's Mutual
                                                      Funds division since Oct. 1997; senior auditor with
                                                      Ernst & Young LLP from Sept. 1993 to Apr. 1996 and from
                                                      Oct. 1996 to Sept. 1997; financial analyst with John
                                                      Nuveen & Company Inc. from May 1996 to Sept. 1996; full-
                                                      time student prior to Sept. 1993

Heidi J. Walter  (4)    30  Vice-President            Legal counsel for the Adviser since Mar. 1995; associate
                                                      with Beeler Schad & Diamond, PC (law firm) prior thereto

Stacy H. Winick  (4)    32  Vice-President            Senior legal counsel for the Adviser since Oct. 1996;
                                                      associate of Bell, Boyd & Lloyd (law firm), June, 1993
                                                      to Sept. 1996; associate of Debevoise & Plimpton (law
                                                      firm) prior thereto

Hans P. Ziegler (4)     56  Executive Vice-President  Chief executive officer of the Adviser since May, 1994;
                                                      president of the Investment Counsel division of the
                                                      Adviser from July, 1993 to June, 1994; president and
                                                      chief executive officer, Pitcairn Financial Management
                                                      Group prior thereto

Margaret O. Zwick  (4)  31  Assistant Treasurer       Project manager for the Adviser's Mutual Funds division
                                                      since Apr. 1997; compliance manager from Aug. 1995 to
                                                      Apr. 1997; compliance accountant, Jan. 1995 to July
                                                      1995; section manager, Jan. 1994 to Jan. 1995;
                                                      supervisor prior thereto

_________________________
(1) Trustee who is an "interested person" of Investment Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) This person holds the corresponding officer or trustee position with Base Trust.


     Certain of the trustees and officers of Investment Trust and Base Trust are trustees or officers of other investment companies managed by the Adviser. Ms. Walter is also a vice president of Liberty Financial Investments, Inc., the Funds' distributor. The address of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms.
Kelly is Three First National Plaza, Chicago, Illinois 60602; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Theobald is Suite 3300, 222 West Adams Street, Chicago, IL 60606; that of Messrs. Cantor and Harris is 1330 Avenue of the Americas, New York, New York 10019; and that of the other officers is One South Wacker Drive, Chicago, Illinois 60606.


     Officers and trustees affiliated with the Adviser serve without any compensation from Investment Trust. In compensation for their services to Investment Trust, trustees who are not "interested persons" of Investment Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the Funds of Investment Trust) plus an attendance fee from each Fund for each meeting of the Board or standing committee thereof attended at which business for that Fund is conducted. The attendance fees (other than for a Nominating Committee or Compensation Committee meeting) are based on each Fund's net assets as of the preceding Dec. 31. For a Fund with net assets of less than $50 million, the fee is $50 per meeting; with $51 to $250 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $751 million to $1 billion, $650; and with over $1 billion in net assets, $800. For a Fund participating in the master fund/feeder fund structure, the trustees' attendance fees are paid solely by the master portfolio. Each non-interested trustee also receives $500 from Investment Trust for attending each meeting of the Nominating Committee or Compensation Committee. Investment Trust has no retirement or pension plan. The following table sets forth compensation paid by Investment Trust during the fiscal year ended Sept. 30, 1997 to each of the trustees:

Name of Trustee        Aggregate Compensation   Total Compensation from
                       Investment Trust         the Stein Roe Fund Complex*
--------------------   ----------------------   -------------------------
Timothy K. Armour            -0-                          -0-
Lindsay Cook                 -0-                          -0-
Kenneth L. Block**          $21,076                    $84,743
Douglas A. Hacker            21,926                     92,643
Janet Langford Kelly         17,650                     90,643
William W. Boyd              22,426                     77,500
Francis W. Morley**          21,926                     90,993
Charles R. Nelson            22,426                     92,643
Thomas C. Theobald           21,926                     90,643
_______________
 * At Sept. 30, 1997, the Stein Roe Fund Complex consisted of ten series of Investment Trust, seven series of Stein Roe
Advisor Trust, six series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, one series of Stein Roe
Institutional Trust, one series of Stein Roe Trust, and nine series of Base Trust.
**Messrs. Block and Morley retired as trustees on Dec. 31, 1997.

                          FINANCIAL STATEMENTS

     Please refer to the Funds' Sept. 30, 1997 Financial Statements (balance sheets and schedules of investments as of Sept. 30, 1997 and the statements of operations, changes in net assets, and notes thereto) and the report of independent public accountants contained in the Sept. 30, 1997 Annual Reports of the Funds. The Financial Statements and the report of independent public accountants (but no other material from the Annual Reports ) are incorporated herein by reference. The Annual Reports may be obtained at no charge by telephoning 800-338-2550.

                            PRINCIPAL SHAREHOLDERS

     As of Dec. 31, 1997, the only persons known by Investment
Trust to own of record or "beneficially" 5% or more of the
outstanding shares of a Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:
                                                         Approximate
                                                         Percentage of
                                                         Outstanding
Name and Address                     Fund                Shares Held
-------------------------------- ----------------------- -------------
First Bank National Association* Growth & Income Fund        18.17%
410 N. Michigan Avenue           Balanced Fund               21.90
Chicago, IL  60611               Growth Stock Fund           24.56
                                 Special Fund                18.87
                                 Special Venture Fund         8.85
                                 Capital Opportunities Fund  12.21
                                 International Fund          19.33

Charles Schwab & Co., Inc.*      Growth & Income Fund        30.02
Attn: Mutual Fund Dept.          Balanced Fund               10.61
101 Montgomery Street            Growth Stock Fund            6.71
San Francisco, CA  94104         Special Fund                17.00
                                 Capital Opportunities Fund  31.06
                                 Growth Opportunities Fund   43.14
                                 Emerging Markets Fund        5.82

The Northern Trust Co.**         Special Venture Fund        15.51
F/B/O Liberty Mutual             International Fund           5.89
Daily Valuation Transitions
P.O. Box 92956
Chicago, IL  60675

Investors Fiduciary Trust Co.,   Balanced Fund                 7.5
Trustee for Retirement Plans*
127 W. 10th Street
Kansas City, MO  64105

National Financial Service       Capital Opportunities Fund   7.03
Corporation for the Exclusive
Benefit of our Customers*
Attn: Mutual Funds
P.O. Box 3908
New York, NY  10008

Keyport Life Insurance Company   Emerging Markets Fund        9.96
125 High Street
Boston, MA  02110
____________________________________
*Shares held of record, but not beneficially.
**Northern Trust Company holds shares of record on behalf of the Liberty Mutual Employees' Thrift-Incentive Plan.

     The following table shows shares of the Funds held by the categories of persons indicated as of Dec. 31, 1997, and in each case the approximate percentage of outstanding shares represented:

                     Clients of the Adviser         Trustees and
                     in their Client Accounts*       Officers
                     ------------------------ -------------------
                     Shares Held  Percent     Shares Held  Percent
                     -----------  -------      -----------  -------
Growth & Income Fund  2,035,784    13.34%       29,595        **
Balanced Fund           548,310     6.17        27,806        **
Growth Stock Fund     1,619,186     8.96         8,131        **
Special Fund          4,603,222    10.67        29,558        **
Special Venture Fund  8,393,832    53.81        63,304        **
Capital Opportunities
  Fund                1,767,236     5.22        76,580        **
Growth Opportunities
  Fund                  147,199     3.22         3,285        **
International Fund    8,738,479    61.49        50,066        **
Emerging Markets Fund 1,447,305    40.08        14,851        **
_________________________
  *The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned "beneficially" by the Adviser under Rule 13d-3. However, the Adviser disclaims actual beneficial ownership of such shares.
**Represents less than 1% of the outstanding shares.

                    INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated provides investment management services to each Portfolio and Capital Opportunities, Growth Opportunities Fund and Emerging Markets Fund, and administrative services to each Fund and each Portfolio. The Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, Harold W. Cogger, C. Allen Merritt, Jr., Timothy K. Armour, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Cogger is Executive Vice President of Liberty Financial; Mr. Merritt is Executive Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler, Cogger, and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour, and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of Sept. 30, 1997, the Adviser managed over $29 billion in assets: over $5 billion in equities and over $17 billion in fixed income securities (including $1.7 billion in municipal securities). The $29 billion in managed assets included over $7 billion held by open-end mutual funds managed by the Adviser (approximately 15% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 265,000 shareholders. The $7 billion in mutual fund assets included over $728 million in over 42,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 9,000 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At Sept. 30, 1997, the Adviser employed 16 research analysts and 55 account managers. The average investment-related experience of these individuals was 24 years.

     Stein Roe Counselor [service mark} and Stein Roe Personal Counselor [service mark} are professional investment advisory services offered to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial circumstances, goals, and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations for investments in the mutual funds managed by the Adviser. Shareholders participating in Stein Roe Counselor [service mark} are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Personal Counselor [service mark} enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' circumstances, goals, and objectives periodically and updating portfolio recommendations to reflect any changes, the shareholders who participate in these programs are assigned a dedicated Counselor [service mark} representative.
Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the descriptions of the Adviser, management agreement, administrative agreement, fees, expense limitations, and transfer agency services under Fee Table and Management in the Prospectuses, which are incorporated herein by reference. The table below shows gross fees paid for the three most recent fiscal years and any expense reimbursements by the Adviser:

                                         Year Ended  Year Ended  Year Ended
Fund                    Type of Payment    9/30/97     9/30/96     9/30/95
Growth & Income Fund    Management fee    $  484,689   $989,415         N/A
                        Administrative fee   422,974    247,354         N/A
                        Advisory fee             N/A        N/A     680,210
Growth & Income
  Portfolio             Management fee     1,191,730        N/A         N/A
Balanced Fund           Management fee       493,328  1,246,713         N/A
                        Administrative fee   399,157    340,013         N/A
                        Advisory fee             N/A        N/A   1,131,735
Balanced Portfolio      Management fee       971,102        N/A         N/A
Growth Stock Fund       Management fee       933,019  2,316,351         N/A
                        Administrative fee   757,086    579,088         N/A
                        Advisory fee             N/A        N/A   2,177,363
Growth Stock Portfolio  Management fee     2,119,802        N/A         N/A
Special Fund            Management fee     2,638,251  7,920,534         N/A
                        Administrative fee 1,537,601  1,499,506         N/A
                        Advisory fee             N/A        N/A   8,268,281
Special Portfolio       Management fee     5,249,467        N/A         N/A
Special Venture Fund    Management fee       396,022    807,861         N/A
                        Administrative fee   267,585     46,272         N/A
                        Reimbursement            -0-     85,898     127,482
                        Advisory fee             N/A        N/A     295,409
Special Venture
  Portfolio             Management fee       942,785        N/A         N/A
Capital Opportunities   Management fee     9,097,549  5,695,180         N/A
    Fund                Administrative fee 1,655,427  1,064,461         N/A
                        Advisory fee             N/A        N/A   1,303,175
Growth Opportunities
  Fund                  Management fee        86,304        N/A         N/A
                        Administrative fee    17,260        N/A         N/A
                        Reimbursement         55,876        N/A         N/A
International Fund      Management fee       407,439  1,504,810         N/A
                        Administrative fee   219,771     48,884         N/A
                        Advisory fee             N/A        N/A   1,303,175
International Portfolio Management fee       838,780        N/A         N/A
Emerging Markets Fund   Management fee       247,519        N/A         N/A
                        Administrative fee    33,573        N/A         N/A
                        Reimbursement         60,796        N/A         N/A

     The Adviser provides office space and executive and other personnel to the Funds, and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     Each Fund's administrative agreement provides that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, the Adviser is not required to reimburse a Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses of a Fund, the Adviser may voluntarily waive its management fee and/or absorb certain expenses for a Fund, as described under Fee Table in the Prospectuses. Any such reimbursement will enhance the yield of such Fund.

     Each management agreement provides that neither the Adviser, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a Fund shall be paid solely out of that Fund's assets. Any expenses incurred by Investment Trust that are not solely attributable to a particular Fund are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

Bookkeeping and Accounting Agreement

     Pursuant to separate agreements with Investment Trust and Base Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for each Fund and each Portfolio. For services provided to the Funds, the Adviser receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal years ended Sept. 30, 1995, 1996 and 1997, the Adviser received aggregate fees of $192,479, $265,246 and $315,067, respectively, from Investment Trust for services performed under this Agreement.

                             DISTRIBUTOR

     Shares of each Fund are distributed by Liberty Financial Investments, Inc. ("Distributor") under a Distribution Agreement as described under Management in the Prospectuses, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of Investment Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Investment Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

     As agent, the Distributor offers shares of each Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by any Fund. The Distributor offers the Funds' shares only on a best-efforts basis.

                           TRANSFER AGENT

     SSI performs certain transfer agency services for Investment Trust, as described under Management in the Prospectuses. For performing these services, SSI receives from each Fund a fee based on an annual rate of .22 of 1% of the Fund's average net assets. Investment Trust believes the charges by SSI to the Funds are comparable to those of other companies performing similar services. (See Investment Advisory Services.) Under a separate agreement, SSI also provides certain investor accounting services to the Portfolios.

                                CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Investment Trust and Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     Each Board of Trustees reviews, at least annually, whether it is in the best interests of each Fund, each Portfolio, and their shareholders to maintain assets in each of the countries in which a Fund or Portfolio invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. Each Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized by the Funds, as well as by the Adviser and counsel. However, with respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the foreign sub-custodial arrangements.
Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     The Funds and Portfolios may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                     INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accountants for Investment Trust and each Portfolio are Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603. The accountants audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                          PORTFOLIO TRANSACTIONS

     For purposes of discussion under Portfolio Transactions, the term "Fund" refers to each Fund and each Portfolio.

     The Adviser places the orders for the purchase and sale of each Fund's portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, a Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Funds), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of a Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. The Adviser also may receive research in connection with selling concessions and designations in fixed price offerings in which the Funds participate. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of the Funds.

     With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

     The table below shows information on brokerage commissions paid (prior to Feb. 3, 1997, brokerage commissions were paid by the related Fund):

                                                                       Capital  Growth
                     Growth              Growth              Special   Oppor-   Oppor-   Inter-   Emerging
                     & Income  Balanced  Stock     Special   Venture   tunities tunities national  Markets
                     Portfolio Portfolio Portfolio Portfolio Portfolio Fund     Fund     Portfolio Fund
Total amount of bro-
 kerage commissions
 paid during fiscal
 year ended 9/30/97  $120,469  $144,101  $240,427  $766,278  $389,281 $543,951  $38,375 $305,856  $269,046
Amount of commissions
 paid to brokers or
 dealers who supplied
 research services to
 the Adviser          109,039   143,751   236,677   718,027   354,312  478,598   32,030  282,419   258,894
Total dollar amount
 involved in such
 transactions (000
 omitted)              81,370    94,345   211,590   387,100   160,623  345,920   17,747   65,164    43,408
Amount of commissions
 paid to brokers or
 dealers that were
 allocated to such
 brokers or dealers by
 the Fund's portfolio
 manager because of
 research services
 provided to the Fund  32,556    38,823    25,400   185,748   108,419   41,156   12,080   96,667    20,293
Total dollar amount
 involved in such
 transactions (000
 omitted)              23,268    30,792    20,961    98,697    91,275   66,625   14,980   21,362     3,327
Total amount of bro-
 kerage commissions
 paid during fiscal
 year ended 9/30/96    76,692   276,367   259,829 1,519,821   179,391  709,905      N/A  422,447       N/A
Total amount of bro-
 kerage commissions
 paid during fiscal
 year ended 9/30/95   249,668   123,109   311,583 1,728,795   137,260   226,682     N/A  208,432       N/A

     Each Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers.

     During the last fiscal year, certain Funds held securities issued by one or more of their regular broker-dealers or the parent of such broker-dealers that derive more than 15% of gross revenue from securities-related activities.  Such holdings were as follows at Sept. 30, 1997:
                                                            Amount of
                                                            Securities Held
Fund/Portfolio                   Broker-Dealer              (in thousands)
Growth & Income Portfolio Associate Corp. of North America     $15,410
                          Bankers Trust Company                  8,575
                          Chase Securities, Inc.                 7,599
                          Goldman, Sachs & Co.                   4,999
                          Republic New York Securities
                             Corporation                         2,841

Balanced Portfolio        Associate Corp. of North America      12,990
                          Goldman, Sachs & Co.                   4,999
                          Lehman Brothers, Inc.                  2,575

Growth Stock Portfolio    Associate Corp. of North America      22,175
                          Goldman, Sachs & Co.                   9,998

Special Portfolio         Associate Corp. of North America      44,460
                          Goldman, Sachs & Co.                  49,992

Special Venture Portfolio Associate Corp. of North America       9,770
                          Goldman, Sachs & Co.                   7,999
                          UBS Securities LLC                     2,367

Capital Opportunities
  Fund                    Associate Corp. of North America      32,715
                          Merrill Lynch, Pierce,
                             Fenner & Smith, Inc.               48,650

Growth Opportunities Fund Associate Corp. of North America       2,435
                          UBS Securities LLC                     2,308

International Portfolio   Associate Corp. of North America       7,925
                          Goldman, Sachs & Co.                   5,999

Emerging Markets Fund     Associate Corp. of North America       2,045
                          Peregrine Brokerage Inc.                 850
                          UBS Securities LLC                     2,060

                   ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund and Portfolio intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Each Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

     To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the Fund's total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Funds will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit.

     Passive Foreign Investment Companies. International Portfolio and Emerging Markets Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of Fund expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long International Portfolio or Emerging Markets Fund holds its investment. In addition, International Portfolio and Emerging Markets Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

     In accordance with tax regulations, International Portfolio and Emerging Markets Fund intend to treat PFICs as sold on the last day of their fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which it will be required to distribute even though it has not sold the security and received cash to pay such distributions.

                     INVESTMENT PERFORMANCE

     A Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     For example, for a $1,000 investment in a Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" at Sept. 30, 1997 were:

                                                 TOTAL RETURN  AVERAGE ANNUAL
                                   TOTAL RETURN  PERCENTAGE    TOTAL RETURN
                                   ------------  ------------- --------------
Growth & Income Fund        1 year    $1,308      30.81%          30.81%
                            5 years    2,386     138.55           18.99
                           10 years    3,597     259.72           13.66

Balanced Fund               1 year     1,236      23.60           23.60
                            5 years    1,868      86.84           13.32
                           10 years    2,850     185.03           11.04

Growth Stock Fund           1 year     1,331      33.10           33.10
                            5 years    2,216     121.57           17.25
                           10 years    3,300     230.04           12.68

Special Fund                1 year     1,337      33.67           33.67
                            5 years    2,347     134.65           18.60
                           10 years    4,097     309.71           15.15

Special Venture Fund        1 year     1,217      21.73           21.73
                       Life of Fund*   2,037     103.71           27.28

Capital Opportunities
   Fund                    1 year        936      -6.25           -6.25
                           5 years     2,642     164.22           21.45
                          10 years     2,817     181.69           10.91

Growth Opportunities
  Fund                 Life of Fund*   1,077       7.70            7.70

International Fund         1 year      1,098       9.84            9.84
                       Life of Fund*   1,245      24.52            6.32

Emerging Markets Fund    Life of Fund*    1,024    2.40            2.40
______________________________________
*Life of Fund is from its date of public offering: 10/17/94 for Special Venture Fund, 3/1/94 for International Fund; 2/28/97 for
Emerging Markets Fund; and 6/30/97 for Growth Opportunities Fund.

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated Press
Barron's
Bloomberg
Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Investment Advisor
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Marketing Alert
Gourmet
Individual Investor
Investment Dealers' Digest
Investment News
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Money on Line
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsday
Newsweek
New York Daily News
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
Reuters
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Street.com
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. Each Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average       New York Stock Exchange Composite Index
Standard & Poor's 500 Stock Index American Stock Exchange Composite Index Standard & Poor's 400 Industrials Nasdaq Composite
Wilshire 5000                      Nasdaq Industrials
(These indexes are widely          (These indexes generally reflect
 recognized indicators of          the performance of stocks
 general U.S. stock market         traded in the indicated
 results.)                         markets.)

     In addition, the Funds may compare performance as indicated below:

Benchmark                            Fund(s)
Lipper Balanced Fund Average         Balanced Fund
Lipper Balanced Fund Index           Balanced Fund
Lipper Capital Appreciation Fund
  Average                            Capital Opportunities Fund,
                                     Growth Opportunities Fund
Lipper Capital Appreciation Fund
  Index                              Capital Opportunities Fund,
                                     Growth Opportunities Fund
Lipper Equity Fund Average           All Funds
Lipper General Equity Fund Average   All Funds
Lipper Growth & Income Fund Average  Growth & Income Fund
Lipper Growth & Income Fund Index    Growth & Income Fund
Lipper Growth Fund Average           Growth Stock Fund, Special
                                     Fund
Lipper Growth Fund Index             Growth Stock Fund, Special
                                     Fund
Lipper International & Global Funds
  Average                            International Fund, Emerging
                                     Markets Fund
Lipper International Fund Index      International Fund, Emerging
                                     Markets Fund
Lipper Small Company Growth Fund
  Average                            Special Venture Fund
Lipper Small Company Growth Fund
  Index                              Special Venture Fund
Morningstar Aggressive Growth Fund
  Average                            Capital Opportunities Fund,
                                     Growth Opportunities Fund
Morningstar All Equity Funds Average International Fund, Emerging
                                     Markets Fund
Morningstar Advisor Balanced Fund
  Average                            Balanced Fund
Morningstar Domestic Stock Average   All Funds except International
                                     Fund and Emerging Markets Fund
Morningstar Equity Fund Average      International Fund, Emerging
                                     Markets Fund
Morningstar General Equity Average*  International Fund, Emerging
                                     Markets Fund
Morningstar Growth & Income Fund
  Average                            Growth & Income Fund
Morningstar Growth Fund Average      Growth Stock Fund, Special
                                     Fund
Morningstar Hybrid Fund Average      Balanced Fund, International
                                     Fund, Emerging Markets Fund
Morningstar International Stock
  Average                            International Fund, Emerging
                                     Markets Fund
Morningstar Small Company Growth
  Fund Average                       Special Venture Fund
Morningstar Total Fund Average       All Funds
Morningstar U.S. Diversified Average International Fund, Emerging
                                     Markets Fund
Value Line Index
(Widely recognized indicator of the
performance of small- and medium-sized
company stocks)                      Capital Opportunities Fund,
Special Fund, Special Venture Fund, Growth Opportunities Fund *Includes Morningstar Aggressive
Growth, Growth, Balanced, Equity
Income, and Growth and Income
Averages.

     Lipper Growth Fund index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper. The Lipper International Fund index reflects the net asset value weighted return of the ten largest international funds. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

     A Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

Common stocks
Small company stocks
Long-term corporate bonds
Long-term government bonds
Intermediate-term government bonds
U.S. Treasury bills
Consumer Price Index
                      _____________________

     A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on Jan. 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

            Tax-Deferred Investment Vs. Taxable Investment

Interest Rate   6%      8%       10%        6%        8%       10%
Compounding
Years          Tax-Deferred Investment      Taxable Investment
30         $124,992  $171,554  $242,340  $109,197  $135,346  $168,852
25           90,053   115,177   150,484    82,067    97,780   117,014
20           62,943    75,543    91,947    59,362    68,109    78,351
15           41,684    47,304    54,099    40,358    44,675    49,514
10           24,797    26,820    29,098    24,453    26,165    28,006
5            11,178    11,613    12,072    11,141    11,546    11,965
1             2,072     2,096     2,121     2,072     2,096     2,121

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders.
It may also mention the Stein Roe Counselor [service mark} and the Stein Roe Personal Counselor [service mark} programs and asset allocation and other investment strategies.

                          APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors
Service, Inc. ("Moody's") and Standard & Poor's Corporation
("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
                       _______________________

  Statement of Additional Information Dated Feb. 2, 1998

                  STEIN ROE INVESTMENT TRUST
 Suite 3200, One South Wacker Drive, Chicago, Illinois  60606
                        800-338-2550

                Stein Roe Young Investor Fund

     This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the prospectus of Stein Roe Young Investor Fund dated Feb. 2, 1998, and any supplements thereto ("Prospectus"). The Prospectus may be obtained at no charge by telephoning 800-338-2550.

                    TABLE OF CONTENTS
                                                  Page

General Information and History.....................2
Investment Policies.................................3
Portfolio Investments and Strategies................4
Investment Restrictions............................21
Additional Investment Considerations...............23
Purchases and Redemptions..........................24
Management.........................................25
Financial Statements...............................29
Principal Shareholders.............................29
Investment Advisory Services.......................30
Distributor........................................32
Transfer Agent.....................................33
Custodian..........................................33
Independent Public Accountants.....................34
Portfolio Transactions.............................34
Additional Income Tax Considerations...............36
Investment Performance.............................37
Appendix--Ratings..................................41



               GENERAL INFORMATION AND HISTORY

     Stein Roe Young Investor Fund ("Young Investor Fund") is a series of Stein Roe Investment Trust ("Investment Trust"). On Feb. 1, 1996, the name of Young Investor Fund and of Investment Trust was changed to separate "SteinRoe" into two words.

     As of the date of this Statement of Additional Information, ten series of Investment Trust are authorized and outstanding. Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, Investment Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if Investment Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of Investment Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

Special Considerations Regarding Master Fund/Feeder Fund Structure

     Young Investor Fund converted into a "feeder fund" on Feb. 3, 1997; that is, rather than invest in securities directly, it seeks to achieve its objective by pooling its assets with those of other investment companies for investment in a separate "master fund" having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each master fund is a series of SR&F Base Trust ("Base Trust"). For more information, please refer to the Prospectus under the caption Master Fund/Feeder Fund: Structure and Risk Factors.

     Stein Roe & Farnham Incorporated (the "Adviser") provides administrative and accounting and recordkeeping services to Young
Investor Fund and provides investment management services to Growth Investor Portfolio.


                     INVESTMENT POLICIES

     Young Investor Fund seeks to achieve its objective by investing in SR&F Growth Investor Portfolio ("Growth Investor Portfolio"). Their common investment objective is long-term capital appreciation. Growth Investor Portfolio invests primarily in common stocks and other equity-type securities that, in the opinion of the Adviser, have long-term appreciation potential.

     Under normal circumstances, at least 65% of the total assets of Growth Investor Portfolio will be invested in securities of companies that, in the opinion of the Adviser, directly or through one or more subsidiaries, affect the lives of young people. Such companies may include companies that produce products or services that young people use, are aware of, or could potentially have an interest in. Although Growth Investor Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities.

     Although Growth Investor Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities. It may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

     In addition to the investment objective and policies, Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Young Investor Fund.

     Young Investor Fund is designed to be appropriate for growth-oriented investors of all ages. Its focus on companies that affect the lives of young people and its educational objective and materials may make it especially appropriate for young people and investors for whom education is an important objective.

     In pursuing its objective, Growth Investor Portfolio may employ the investment techniques described in the Prospectus and under Portfolio Investments and Strategies. The investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities." /1/
----------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
----------


                PORTFOLIO INVESTMENTS AND STRATEGIES

Debt Securities

     In pursuing its investment objective, Growth Investor Portfolio may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the investment portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

     Debt securities within the four highest grades are generally referred to as "investment grade") . Growth Investor Portfolio may invest up to 35% of their net assets in debt securities, but do not expect to invest more than 5% of their net assets in debt securities that are rated below investment grade.

     Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held is lost or reduced below investment grade, Growth Investor Portfolio is not required to dispose of the security, but the Adviser will consider that fact in determining whether to should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

     When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, Growth Investor Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Derivatives

     Consistent with its objective, Growth Investor Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     Growth Investor Portfolio does not currently intend to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. International Portfolio currently intends to invest no more than 5% of its net assets in any type of Derivative other than options, futures contracts, futures options, and forward contracts. (See Options and Futures below.)

     Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by Growth Investor Portfolio on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by Growth Investor Portfolio on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

     Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

Convertible Securities

     By investing in convertible securities, Growth Investor Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities it purchases are frequently rated investment grade, Growth Investor Portfolio may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

Foreign Securities

     The Portfolio may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. Growth Investor Portfolio may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, Growth Investor Portfolio is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. Growth Investor Portfolio does not intend to invest, nor during the past fiscal year has it invested, more than 5% of its net assets in unsponsored ADRs.

     As of Sept. 30, 1997, holdings of foreign companies amounted to 2.8% of average net assets of Growth Investor Portfolio (none in foreign securities and 2.8% in ADRs and ADSs).

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although Growth Investor Portfolio will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Growth Investor Portfolio's foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of Growth Investor Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows it to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. Growth Investor Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that it may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, Growth Investor Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds. Growth Investor Portfolio may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, Growth Investor Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for Growth Investor Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency it is obligated to deliver.

     If Growth Investor Portfolio retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If Growth Investor Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between Growth Investor Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, Growth Investor Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive it of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for Growth Investor Portfolio to hedge against a devaluation that is so generally anticipated that it is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to Growth Investor Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Swaps, Caps, Floors and Collars

     Growth Investor Portfolio may enter into swaps and may purchase or sell related caps, floors and collars. It would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it purchases at a later date. Growth Investor Portfolio intends to use these techniques as hedges and not as speculative investments and will not sell interest rate income stream it may be obligated to pay.

     A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities in which Growth Investor Portfolio might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. Growth Investor Portfolio may enter into any form of swap agreement if the Adviser determines it is consistent with its investment objective and policies.

     A swap agreement tends to shift Growth Investor Portfolio's investment exposure from one type of investment to another. For example, if it agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of its investments and its net asset value.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from Growth Investor Portfolio. If a swap agreement calls for payments by Growth Investor Portfolio, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. Growth Investor Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Corporation or Moody's or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Adviser.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

     At the time Growth Investor Portfolio enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets having a value at least as great as the commitment underlying the obligations will be segregated on the books of Growth Investor Portfolio and held by the custodian throughout the period of the obligation.

Lending of Portfolio Securities

     Subject to restriction (5) under Investment Restrictions in this Statement of Additional Information, Growth Investor Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by Growth Investor Portfolio. It would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. It would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. It would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, It could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while it seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Growth Investor Portfolio did not loan portfolio securities during the fiscal year ended Sept. 30, 1997 nor does it currently intend to loan more than 5% of its net assets.

Repurchase Agreements

     Growth Investor Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to Growth Investor Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Investor Portfolio could experience both losses and delays in liquidating its collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase
Agreements

     Growth Investor Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time Growth Investor Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Investor Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. During its last fiscal year, Growth Investor Portfolio did not, nor does it currently intend to have, commitments to purchase when-issued securities in excess of 5% of its net assets.

     Growth Investor Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which Growth Investor Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. Growth Investor Portfolio did not enter into any reverse repurchase agreements during the fiscal year ended Sept. 30, 1997.

     At the time Growth Investor Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of Growth Investor Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of Growth Investor Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales "Against the Box"

     Growth Investor Portfolio may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. Growth Investor Portfolio may make short sales of securities only if at all times when a short position is open Growth Investor Portfolio owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, Growth Investor Portfolio does not deliver from its portfolio the securities sold.
Instead, it borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on its behalf, to the purchaser of such securities. Growth Investor Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, it must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. Growth Investor Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. It may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount it owns, either directly or indirectly, and, in the case where it owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time Growth Investor Portfolio replaces the borrowed security, it will incur a loss and if the price declines during this period, it will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which it may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which Growth Investor Portfolio is able to enter into short sales. There is no limitation on the amount of assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Growth Investor Portfolio currently expects that no more than 5% of its total assets would be involved in short sales against the box.

Rule 144A Securities

     Growth Investor Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as Growth Investor Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, Growth Investor Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that it does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Growth Investor Portfolio does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.

Line of Credit

     Subject to restriction (6) under Investment Restrictions in this Statement of Additional Information, Growth Investor Portfolio may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

Interfund Borrowing and Lending Program

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, Growth Investor Portfolio has received permission to lend money to, and borrow money from, other mutual funds advised by the Adviser. Growth Investor Portfolio will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

Portfolio Turnover

     Although Growth Investor Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Growth Investor Portfolio may have greater portfolio turnover than that of a mutual funds that have the primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses, which must be borne by Growth Investor Portfolio. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See Risks and Investment Considerations and Distributions and Income Taxes in the Prospectus, and Additional Income Tax Considerations in this Statement of Additional Information.)

Options on Securities and Indexes

     Growth Investor Portfolio may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq. Growth Investor Portfolio may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     Growth Investor Portfolio will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if Growth Investor Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by Growth Investor Portfolio expires, it realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by Growth Investor Portfolio expires, it realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when it is desired.

     Growth Investor Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, it will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, Growth Investor Portfolio will realize a capital gain or, if it is less, it will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by Growth Investor Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by Growth Investor Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when Growth Investor Portfolio seeks to close out an option position. If it were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If it were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, it foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by Growth Investor Portfolio, it would not be able to close out the option. If restrictions on exercise were imposed, it might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts

     Growth Investor Portfolio may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
--------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
--------

     Growth Investor Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Growth Investor Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of its securities or the price of the securities that it intends to purchase. Although other techniques could be used to reduce or increase exposure to stock price, interest rate and currency fluctuations, Growth Investor Portfolio may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     Growth Investor Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, Growth Investor Portfolio's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by Growth Investor Portfolio, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to Growth Investor Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Growth Investor Portfolio expects to earn interest income on its initial margin deposits. A futures contract held is valued daily at the official settlement price of the exchange on which it is traded. Each day Growth Investor Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market."
Variation margin paid or received by Growth Investor Portfolio does not represent a borrowing or loan by it but is instead settlement between it and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, Growth Investor Portfolio will mark-to-market its open futures positions.

     Growth Investor Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, Growth Investor Portfolio engaging in the transaction realizes a capital gain, or if it is more, it realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, it realizes a capital gain, or if it is less, it realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the investment portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the investment portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when Growth Investor Portfolio seeks to close out a futures or futures option position. Growth Investor Portfolio would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, Growth Investor Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the investment objective.

     Growth Investor Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by it plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of total assets.
-----------
/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
-----------

     When purchasing a futures contract or writing a put option on a futures contract, Growth Investor Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, Growth Investor Portfolio similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out.

     Growth Investor Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent it has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," Growth Investor Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of Growth Investor Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

     If Growth Investor Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by it, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by Growth Investor Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by it, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by Growth Investor Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If Growth Investor Portfolio writes an equity call option /4/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.
--------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).
--------

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If Growth Investor Portfolio delivers securities under a futures contract, it also realizes a capital gain or loss on those securities.

     For federal income tax purposes, Growth Investor Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If Growth Investor Portfolio were to enter into a short index future, short index futures option or short index option position and its portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and its stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for Growth Investor Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Young Investor Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on its other investments, and shareholders are advised of the nature of the payments.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.


                     INVESTMENT RESTRICTIONS

     Young Investor Fund and Growth Investor Portfolio operate under the following investment restrictions. The may not:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and [Young Investor Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, [Young Investor Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Young Investor Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

     (6) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and [Young Investor Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. Young Investor Fund and Growth Investor Portfolio are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent Young Investor Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. Young Investor Fund and Growth Investor Portfolio may:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock
Exchange;

     (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (f) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

     (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (h) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.


               ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to build wealth for generations it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

     In addition, the Adviser believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high quality debt securities or equity securities.


                     PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to Investment Trust of any such purchase order. The state of Texas has asked that Investment Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas.

     The net asset value of Young Investor Fund is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in Jan., the third Monday in Feb., Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of Young Investor Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     Investment Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of Investment Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.


     Investment Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. Investment Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to Stein Roe IRAs, other Stein Roe prototype retirement plans, accounts with automatic investment plans (unless regular investments have been discontinued), or omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections. The Agreement and Declaration of Trust also authorizes Investment Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


     Investment Trust reserves the right to suspend or postpone redemptions of shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.


                             MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of Investment Trust:

                            Position(s) held          Principal occupation(s)
Name                   Age  with Investment Trust     during past five years
------------------     ---  ------------------------  -----------------------------------
William D. Andrews (4)  50  Executive Vice-President  Executive vice president of Stein
                                                      Roe & Farnham Incorporated (the
                                                      "Adviser")

Gary A. Anetsberger (4) 42  Senior Vice-President     Chief financial officer of the Mutual
                                                      Funds division of the Adviser; senior
                                                      vice president of the Adviser since
                                                      Apr. 1996; vice president of the Adviser
                                                      prior thereto

Timothy K. Armour       49  President; Trustee        President of the Mutual Funds division of
  (1)(2)(4)                                           the Adviser and director of the Adviser



William W. Boyd         71  Trustee                   Chairman and director of Sterling Plumbing Group, Inc.
 (2)(3)(4)                                           (manufacturer of plumbing products)

David P. Brady          33  Vice-President            Vice president of the Adviser since Nov. 1995; portfolio
                                                      manager for the Adviser since 1993; equity investment
                                                      analyst, State Farm Mutual Automobile Insurance Company
                                                      prior thereto

Thomas W. Butch         41  Executive Vice-President  Senior vice president of the Adviser since Sept. 1994;
                                                      first vice president, corporate communications, of
                                                      Mellon Bank Corporation prior thereto

Daniel K. Cantor        38  Vice-President            Senior vice president of the Adviser

Lindsay Cook (1)(4)     45  Trustee                   Executive vice president of Liberty Financial Companies,
                                                      Inc. (the indirect parent of the Adviser) since Mar.
                                                      1997; senior vice president prior thereto

Philip J. Crosley       51  Vice-President            Senior vice president of the Adviser since Feb. 1996;
                                                      vice president, institutional sales-Advisor Sales,
                                                      Invesco Funds Group prior thereto

Erik P. Gustafson       34  Vice-President            Senior portfolio manager of the Adviser; senior vice
                                                      president of the Adviser since Apr. 1996; vice president
                                                      of the Adviser from May, 1994 to Apr. 1996; associate of
                                                      the Adviser prior thereto

Douglas A. Hacker(3)(4) 42  Trustee                   Senior vice president and chief financial officer of
                                                      United Airlines, since July, 1994; senior vice
                                                      president, finance, United Airlines, Feb. 1993 to July,
                                                      1994; vice president, American Airlines prior thereto

Loren A. Hansen (4)     49  Executive Vice-President  Executive vice president of the Adviser since Dec.,
                                                      1995; vice president of The Northern Trust (bank) prior
                                                      thereto

David P. Harris         33  Vice-President            Vice president of Colonial Management Associates, Inc.
                                                      since Jan. 1996; vice president of the Adviser since
                                                      May, 1995; global equity portfolio manager with
                                                      Rockefeller & Co. prior thereto

Harvey B. Hirschhorn    48  Vice-President            Executive vice president, senior portfolio manager, and
                                                      chief economist and investment strategist of the
                                                      Adviser; director of research of the Adviser, 1991 to
                                                      1995

Janet Langford Kelly    40  Trustee                   Senior vice president, secretary and general counsel of
  (3)(4)                                              Sara Lee Corporation (branded, packaged, consumer-
                                                      products manufacturer), since 1995; partner of Sidley &
                                                      Austin (law firm) prior thereto

Eric S. Maddix          34  Vice-President            Vice president of the Adviser since Nov. 1995; portfolio
                                                      manager or research assistant for the Adviser since 1987

Lynn C. Maddox          57  Vice-President            Senior vice president of the Adviser

Anne E. Marcel          40  Vice-President            Vice president of the Adviser since Apr. 1996; manager,
                                                      mutual fund sales & services of the Adviser since Oct.
                                                      1994; supervisor of the Counselor Department of the
                                                      Adviser prior thereto

John S. McLandsborough  30  Vice-President            Portfolio manager for the Adviser since Apr., 1996;
                                                      securities analyst, CS First Boston from June, 1993 to
                                                      Dec. 1995; securities analyst, National City Bank of
                                                      Cleveland from Nov. 1992 to June, 1993

Arthur J. McQueen       39  Vice-President            Senior vice president of the Adviser

Charles R. Nelson(3)(4) 55  Trustee                   Van Voorhis Professor of Political Economy, Department
                                                      of Economics of the University of Washington

Nicolette D. Parrish(4) 48  Vice-President; Assistant Senior compliance administrator and assistant secretary
                            Secretary                 of the Adviser since Nov. 1995; senior legal assistant
                                                      for the Adviser prior thereto

Richard B. Peterson     57  Vice-President            Senior vice president of the Adviser

Sharon R. Robertson (4) 36  Controller                Accounting manager for the Adviser's Mutual Funds
                                                      Division

Janet B. Rysz (4)       42  Assistant Secretary       Senior compliance administrator and assistant secretary
                                                      of the Adviser

M. Gerard Sandel        43  Vice-President            Senior vice president of the Adviser since July, 1997;
                                                      vice president of M&I Investment Management Corporation
                                                      from Oct. 1993 to June, 1997; vice president of Acorn
                                                      Asset Management Corporation prior thereto

Gloria J. Santella      40  Vice-President            Senior vice president of the Adviser since Nov. 1995;
                                                      vice president of the Adviser prior thereto

Thomas C. Theobald      60  Trustee                   Managing director, William Blair Capital Partners
  (3)(4)                                              (private equity fund) since 1994; chief executive
                                                      officer and chairman of the Board of Directors of
                                                      Continental Bank Corporation, 1987-1994

Scott E. Volk (4)       26  Treasurer                 Financial reporting manager for the Adviser's Mutual
                                                      Funds division since Oct. 1997; senior auditor with
                                                      Ernst & Young LLP from Sept. 1993 to Apr. 1996 and from
                                                      Oct. 1996 to Sept. 1997; financial analyst with John
                                                      Nuveen & Company Inc. from May 1996 to Sept. 1996; full-
                                                      time student prior to Sept. 1993

Heidi J. Walter  (4)    30  Vice-President            Legal counsel for the Adviser since Mar. 1995; associate
                                                      with Beeler Schad & Diamond, PC (law firm) prior thereto

Stacy H. Winick  (4)    32  Vice-President            Senior legal counsel for the Adviser since Oct. 1996;
                                                      associate of Bell, Boyd & Lloyd (law firm), June, 1993
                                                      to Sept. 1996; associate of Debevoise & Plimpton (law
                                                      firm) prior thereto

Hans P. Ziegler (4)     56  Executive Vice-President  Chief executive officer of the Adviser since May, 1994;
                                                      president of the Investment Counsel division of the
                                                      Adviser from July, 1993 to June, 1994; president and
                                                      chief executive officer, Pitcairn Financial Management
                                                      Group prior thereto

Margaret O. Zwick  (4)  31  Assistant Treasurer       Project manager for the Adviser's Mutual Funds division
                                                      since Apr. 1997; compliance manager from Aug. 1995 to
                                                      Apr. 1997; compliance accountant, Jan. 1995 to July
                                                      1995; section manager, Jan. 1994 to Jan. 1995;
                                                      supervisor prior thereto

_________________________
(1) Trustee who is an "interested person" of Investment Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) This person holds the corresponding officer or trustee position with Base Trust.


     Certain of the trustees and officers of Investment Trust and Base Trust are trustees or officers of other investment companies managed by the Adviser. Ms. Walter is also a vice president of Liberty Financial Investments, Inc., the Funds' distributor. The address of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms.
Kelly is Three First National Plaza, Chicago, Illinois 60602; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Theobald is Suite 3300,
222 West Adams Street, Chicago, IL 60606; that of Messrs. Cantor and Harris is 1330 Avenue of the Americas, New York, New York
10019; and that of the other officers is One South Wacker Drive, Chicago, Illinois 60606.


     Officers and trustees affiliated with the Adviser serve without any compensation from Investment Trust. In compensation for their services to Investment Trust, trustees who are not "interested persons" of Investment Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the series of Investment Trust) plus an attendance fee from each series for each meeting of the Board or standing committee thereof attended at which business for that series is conducted. The attendance fees (other than for a Nominating Committee or Compensation Committee meeting) are based on each series' net assets as of the preceding Dec. 31. For a series with net assets of less than $50 million, the fee is $50 per meeting; with $51 to $250 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $751 million to $1 billion, $650; and with over $1 billion in net assets, $800. For a series participating in the master fund/feeder fund structure, the trustees' attendance fees are paid solely by the master portfolio. Each non-interested trustee also receives $500 from Investment Trust for attending each meeting of the Nominating Committee or Compensation Committee. Investment Trust has no retirement or pension plan. The following table sets forth compensation paid by Investment Trust during the fiscal year ended Sept. 30, 1997 to each of the trustees:

                              Aggregate
Name of                      Compensation         Total Compensation from
Trustee                 from Investment Trust   the Stein Roe Fund Complex*
----------------        ---------------------   ---------------------------
Timothy K. Armour                -0-                       -0-
Lindsay Cook                     -0-                       -0-
Douglas A. Hacker              $21,926                   $90,643
Janet Langford Kelly            17,650                    77,500
William W. Boyd                 22,426                    92,643
Charles R. Nelson               22,426                    92,643
Thomas C. Theobald              21,926                    90,643
Kenneth L. Block**              21,076                    84,743
Francis W. Morley**             21,926                    90,993
_______________
 * At Sept. 30, 1997, the Stein Roe Fund Complex consisted of ten series of Investment Trust, seven series of Stein Roe Advisor
   Trust, six series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, one series of Stein Roe
   Institutional Trust, one series of Stein Roe Trust, and nine series of Base Trust.
** Messrs. Block and Morley retired as trustees of Dec. 31, 1997.


                         FINANCIAL STATEMENTS

     Please refer to the Sept. 30, 1997 Financial Statements (balance sheets and schedules of investments as of Sept. 30, 1997 and the statements of operations, changes in net assets, and notes thereto) and the report of independent public accountants contained in the Sept. 30, 1997 Annual Report of Young Investor Fund. The Financial Statements and the report of independent public accountants (but no other material from the Annual Report ) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.


                    PRINCIPAL SHAREHOLDERS

     As of Dec. 31, 1997, the only persons known by Investment
Trust to own of record or "beneficially" 5% or more of the outstanding shares of Young Investor Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:


NAME AND ADDRESS                       APPROXIMATE % OF
                                       OUTSTANDING
                                       SHARES HELD
----------------------                 -----------------
First Bank National Association*           5.74%
410 N. Michigan Avenue
Chicago, IL  60611

Charles Schwab & Co., Inc.*               18.14%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA  94104
____________________________________
*Shares held of record, but not beneficially.


     The following table shows shares of Young Investor Fund held by the categories of persons indicated as of Dec. 31, 1997, and in each case the approximate percentage of outstanding shares represented:


        Clients of the Adviser         Trustees and
        in their Client Accounts*       Officers
        ------------------------    -------------------
        Shares Held  Percent        Shares Held  Percent
        -----------  -------        -----------  -------
           64,617     0.28%           15,108        **

_________________________
  *The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned "beneficially" by the Adviser under Rule 13d-3. However, the Adviser disclaims actual beneficial ownership of such shares.
**Represents less than 1% of the outstanding shares.


                  INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated provides investment management services to Growth Investor Portfolio and administrative services to Young Investor Fund. The Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), Young Investor Fund's transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, Harold
W. Cogger, C. Allen Merritt, Jr., Timothy K. Armour, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Cogger is Executive Vice President of Liberty Financial; Mr. Merritt is Executive Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler, Cogger, and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour, and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of Sept. 30, 1997, the Adviser managed over $29 billion in assets: over $5 billion in equities and over $17 billion in fixed income securities (including $1.7 billion in municipal securities). The $29 billion in managed assets included over $7 billion held by open-end mutual funds managed by the Adviser (approximately 15% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 265,000 shareholders. The $7 billion in mutual fund assets included over $728 million in over 42,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 9,000 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At Sept. 30, 1997, the Adviser employed 16 research analysts and 55 account managers. The average investment-related experience of these individuals was 24 years.

     Stein Roe Counselor [service mark] and Stein Roe Personal Counselor [service mark] are professional investment advisory services offered to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial circumstances, goals, and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations for investments in the mutual funds managed by the Adviser. Shareholders participating in Stein Roe Counselor [service mark] are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Personal Counselor [service mark] enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' circumstances, goals, and objectives periodically and updating portfolio recommendations to reflect any changes, the shareholders who participate in these programs are assigned a dedicated Counselor [service mark] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the descriptions of the Adviser, management agreement, administrative agreement, fees, expense limitations, and transfer agency services under Fee Table and Management in the Prospectus, which are incorporated herein by reference. The table below shows gross fees paid for the three most recent fiscal years and any expense reimbursements by the Adviser:

                                   YEAR         YEAR         YEAR
                 TYPE OF           ENDED        ENDED        ENDED
FUND             PAYMENT          9/30/97      9/30/96     9/30/95
-------------    ------------    ----------  ----------  ----------
Young Investor
 Fund          Management fee     $501,602    $476,810    $130,982
               Administrative fee  695,027     158,937         N/A
               Reimbursement       196,907     663,230     322,803
Growth Investor
  Portfolio     Management fee   1,567,638         N/A         N/A

     The Adviser provides office space and executive and other personnel to Young Investor Fund, and bears any sales or promotional expenses. Young Investor Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     The administrative agreement provides that the Adviser shall reimburse Young Investor Fund to the extent that its total annual expenses (including fees paid to the Adviser, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which its shares are being offered for sale to the public; provided, however, the Adviser is not required to reimburse Young Investor Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses of Young Investor Fund, the Adviser may voluntarily waive its management fee and/or absorb certain expenses, as described under Fee Table in the Prospectus. Any such reimbursement will enhance the yield of the Fund.

     Each management agreement provides that neither the Adviser, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of Young Investor Fund shall be paid solely out of its assets. Any expenses incurred by Investment Trust that are not solely attributable to a particular Fund are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

Bookkeeping and Accounting Agreement

     Pursuant to separate agreements with Investment Trust and Base Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for Young Investor Fund and Growth Investor Portfolio. For services provided to Investment Trust, the Adviser receives an annual fee of $25,000 per Fund plus
 .0025 of 1% of average net assets over $50 million. During the fiscal years ended Sept. 30, 1995, 1996 and 1997, the Adviser received aggregate fees of $192,479, $265,246 and $315,067, respectively, from Investment Trust for services performed under this Agreement.


                              DISTRIBUTOR

     Shares of Young Investor Fund are distributed by Liberty Financial Investments, Inc. ("Distributor") under a Distribution Agreement as described under Management in the Prospectus, which is incorporated herein by reference. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of Investment Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Investment Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

     As agent, the Distributor offers shares to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by Young Investor Fund. The Distributor offers Young Investor Fund shares only on a best-efforts basis.


                          TRANSFER AGENT

     SSI performs certain transfer agency services for Investment Trust, as described under Management in the Prospectus. For performing these services, SSI receives from Young Investor Fund a fee based on an annual rate of .22 of 1% of average net assets. Investment Trust believes the charges by SSI to Young Investor Fund are comparable to those of other companies performing similar services. (See Investment Advisory Services.) Under a separate agreement, SSI also provides certain investor accounting services to Growth Investor Portfolio.


                          CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Investment Trust and Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     Each Board of Trustees reviews, at least annually, whether it is in the best interests of Growth Investor Portfolio and Young Investor Fund and its shareholders to maintain assets in each of the countries in which Growth Investor Portfolio invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. Each Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized by Growth Investor Portfolio, as well as by the Adviser and counsel. However, with respect to foreign sub-custodians, there can be no assurance that Growth Investor Portfolio, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     Growth Investor Portfolio may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.


                 INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accountants for Investment Trust and Growth Investor Portfolio are Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603. The accountants audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.


                    PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer.
Recognizing the value of these factors, Growth Investor Portfolio may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for Growth Investor Portfolio, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including Growth Investor Portfolio, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including Growth Investor Portfolio), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of Growth Investor Portfolio is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. The Adviser also may receive research in connection with selling concessions and designations in fixed price offerings in which Growth Investor Portfolio participates. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of Growth Investor Portfolio.

     With respect to Growth Investor Portfolio's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to Growth Investor Portfolio.

     The table below shows information on brokerage commissions paid by Young Investor Fund:

Total amount of brokerage commissions paid during
  fiscal year ended 9/30/97.............................$512,584
Amount of commissions paid to brokers or dealers who
  supplied research services to the Adviser............. 484,845
Total dollar amount involved in such transactions
  (000 omitted)..........................................334,188
Amount of commissions paid to brokers or dealers that
  were allocated to such brokers or dealers by a
  portfolio manager because of research services
  provided...............................................109,459
Total dollar amount involved in such transactions
  (000 omitted)..........................................119,168
Total amount of brokerage commissions paid during
 fiscal year ended 9/30/96...............................174,919
Total amount of brokerage commissions paid during
  fiscal year ended 9/30/95...............................38,043

     Each Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers.


     During the last fiscal year, Growth Investor Portfolio held securities issued by one or more of its regular broker-dealers or the parent of such broker-dealers that derive more than 15% of gross revenue from securities-related activities. Such holdings were as follows at Sept. 30, 1997:

                                            Amount of
                                          Securities Held
         Broker-Dealer                    (in thousands)
---------------------------------------   ----------------
Associates Corporation of North America     $14,525


                ADDITIONAL INCOME TAX CONSIDERATIONS

     Young Investor Fund and Growth Investor Portfolio intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Young Investor Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

     To the extent Growth Investor Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which its shareholders will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Young Investor Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by Young Investor Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from Young Investor Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, Young Investor Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by Young Investor Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if Young Investor Fund qualifies to pass along such credit.


                    INVESTMENT PERFORMANCE

     Young Investor Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.
                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).


     For example, for a $1,000 investment in Young Investor Fund, the "Total Return," the "Total Return Percentage," and the
"Average Annual Total Return" at Sept. 30, 1997 were:

                                    TOTAL RETURN    AVERAGE ANNUAL
                    TOTAL RETURN     PERCENTAGE      TOTAL RETURN
                    ------------    -------------   --------------
      1 year           $1,264           26.37%         26.37%
      Life of Fund*     2,466          146.59          30.20
______________________________________
*Life of Fund is from its date of public offering, 4/29/94 .

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of Young Investor Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, Young Investor Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of Young Investor Fund. Comparison of Young Investor Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Investment Trust believes to be generally accurate. Young Investor Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, Investment Trust assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention Young Investor Fund include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Associated Press
Barron's
Bloomberg
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Decoder
Gourmet
Individual Investor
Investment Adviser
Investment Dealers' Digest
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     Young Investor Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. Its performance also may be compared to the following indexes or averages:

Dow-Jones Industrial Average        New York Stock Exchange Composite
Index
Standard & Poor's 500 Stock Index   American Stock Exchange Composite
Index
Standard & Poor's 400 Industrials   NASDAQ Composite
Wilshire 5000                       NASDAQ Industrials
(These indexes are widely           (These indexes generally reflect
 recognized indicators of           the performance of stocks
 general U.S. stock market          traded in the indicated
 results.)                          markets.)


     In addition, Young Investor Fund may compare performance to the following benchmarks:


Lipper Equity Fund Average
Lipper General Equity Fund Average
Lipper Growth Fund Average
Lipper Growth Fund Index
Morningstar All Equity Funds Average
Morningstar Domestic Stock Average
Morningstar Equity Fund Average
Morningstar General Equity Average*
Morningstar Growth Fund Average
Morningstar Hybrid Fund Average
Morningstar Total Fund Average
Morningstar U.S. Diversified Average
_________
*Includes Morningstar Aggressive Growth, Growth, Balanced, Equity
Income, and Growth and Income Averages.

     Lipper Growth Fund index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. Young Investor Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify Young Investor Fund to a different category or develop (and place it into) a new category, it may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

     Young Investor Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                     ________________

     To illustrate the historical returns on various types of financial assets, Young Investor Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

Common stocks
Small company stocks
Long-term corporate bonds
Long-term government bonds
Intermediate-term government bonds
U.S. Treasury bills
Consumer Price Index
                    _____________________

     Young Investor Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on Jan. 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

               TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

Interest
Rate   3%        5%        7%        9%        3%       5%        7%       9%
--------------------------------------------------------------------------------
Com-
pound-
ing
Years       Tax-Deferred Investment                 Taxable Investment
----  ------------------------------------  ------------------------------------

30   $82,955  $108,031  $145,856  $203,239  $80,217  $98,343  $121,466  $151,057
25    65,164    80,337   101,553   131,327   63,678   75,318    89,528   106,909
20    49,273    57,781    68,829    83,204   48,560   55,476    63,563    73,028
15    35,022    39,250    44,361    50,540   34,739   38,377    42,455    47,025
10    22,184    23,874    25,779    27,925   22,106   23,642    25,294    27,069
 5    10,565    10,969    11,393    11,840   10,557   10,943    11,342    11,754
 1    2,036      2,060     2,085     2,109    2,036    2,060     2,085     2,109

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, Young Investor Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [service mark] and the Stein Roe Personal Counselor [service mark] programs and asset allocation and other investment strategies.


                         APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors
Service, Inc. ("Moody's") and Standard & Poor's Corporation
("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
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